Exhibit 10.17

EXECUTION VERSION

FIRST SUPPLEMENTAL TRUST DEED

DATED 25 JUNE 2015

TIGENIX NV

and

TIGENIX S.A.U.

and

BNP PARIBAS TRUST CORPORATION UK LIMITED

relating to the

€25,000,000 9 per cent.

Senior Unsecured Convertible Bonds due 2018

guaranteed by TiGenix S.A.U.

convertible into fully paid ordinary shares in the Issuer

Allen & Overy LLP

THIS FIRST SUPPLEMENTAL TRUST DEED is made on 25 June 2015 BETWEEN:

(1)                                 TIGENIX NV, a company incorporated under the laws of Belgium with the register of legal entities (rechtspersonenregister — RPR / registre des personnes morales - RPM) (Leuven) under enterprise number 0471.340.123 with registered office at Romeinse straat 12, box 2, 3001 Leuven, Belgium (the Issuer);

(2)                                 TIGENIX S.A.U., a company incorporated under the laws of Spain registered with the Commercial Registry of Madrid section 8 at volume 2,0117, sheet 222, page M-355159, with registered office at C/Marconi 1- Planta Baja, Parque Tecnológico Tres Cantos Madrid (Spain) and with Spanish tax ID number A84008986 (the Guarantor); and

(3)                                 BNP PARIBAS TRUST CORPORATION UK LIMITED a company incorporated under the laws of England and Wales, with registered office at 55 Moorgate, London EC2R 6PA, United Kingdom (company no.04042668) (the Trustee).

Background:

(A)                               This First Supplemental Trust Deed is supplemental to the trust deed dated 6 March 2015 (the Principal Trust Deed) made between the Issuer, the Guarantor and the Trustee constituting the €25,000,000 9 per cent. Senior Unsecured Convertible Bonds due 2018 (the Bonds).

(B)                               Pursuant to Condition 13.1 and paragraphs 25 and 26 of Schedule 1 to the Trust Deed, the holders of 100 per cent. in principal amount of the Bonds are entitled to pass an Extraordinary Resolution by means of a resolution in writing.

(C)                               The holder of 100 per cent. in principal amount of the Bonds has directed the Trustee to enter into this First Supplemental Trust Deed in order to give effect to a written resolution dated 25 June 2015 (the Written Resolution).

(D)                               The Issuer, the Guarantor and the Trustee (acting pursuant to the Written Resolution) have therefore agreed to enter into this First Supplemental Trust Deed to give effect to the Written Resolution.

NOW THIS FIRST SUPPLEMENTAL TRUST DEED WITNESSES AND IT IS AGREED AND DECLARED as follows:

1.                                      INTERPRETATION

Except as provided herein all words and expressions defined in the Principal Trust Deed shall have the same meanings when used in this First Supplemental Trust Deed and except where the context otherwise requires all references to clauses and sub-clauses shall be references to clauses and sub-clauses of the Principal Trust Deed.

2.                                      AMENDMENT TO THE PRINCIPAL TRUST DEED

With effect from the date hereof:

(a)                                 Clause 13(k) of the Principal Trust Deed shall be deemed to be deleted in its entirety and Clauses 13(l) to 13(u) (both inclusive) shall be deemed to be renumbered accordingly; and

(b)                                 Condition 11(l) shall be deemed to be deleted in its entirety.

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3.                                      MISCELLANEOUS, AMENDED AND RESTATED TRUST DEED

The Principal Trust Deed and this First Supplemental Trust Deed shall henceforth be read and construed together as one deed and a memorandum of this First Supplemental Trust Deed shall be endorsed by the Trustee on the original of the Principal Trust Deed and by the Issuer on the duplicate of the Principal Trust Deed.

Notwithstanding the above, as from the date hereof, the Trust Deed shall be read and construed for all purposes as set out in Annex 1 hereto.

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SIGNATORIES

This First Supplemental Trust Deed is delivered as a deed on the date stated at the beginning.

EXECUTED as a deed
by TIGENIX NV

By:

EXECUTED as a deed
by TIGENIX S.A.U.

By:

Given under the Common Seal of
BNP PARIBAS TRUST
CORPORATION UK LIMITED	)
as Trustee:	)

By:

Director

Director/Authorised Signatory

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TRUST DEED

DATED 6 MARCH 2015

(as amended pursuant to a supplemental trust deed dated 25 June 2015)

TIGENIX NV

and

TIGENIX S.A.U.

and

BNP PARIBAS TRUST CORPORATION UK LIMITED

constituting

€25,000,000 9 per cent.

Senior Unsecured Convertible Bonds due 2018

guaranteed by TiGenix S.A.U.

convertible into fully paid ordinary shares in the Issuer

Allen & Overy LLP

THIS TRUST DEED is made on 6 March 2015 BETWEEN:

(1)                                 TIGENIX NV, a company incorporated under the laws of Belgium with the register of legal entities (rechtspersonenregister — RPR / registre des personnes morales - RPM) (Leuven) under enterprise number 0471.340.123 with registered office at Romeinse straat 12, box 2, 3001 Leuven, Belgium (the Issuer);

(2)                                 TIGENIX S.A.U., a company incorporated under the laws of Spain registered with the Commercial Registry of Madrid section 8 at volume 2,0117, sheet 222, page M-355159, with registered office at C/Marconi 1- Planta Baja, Parque Tecnológico Tres Cantos Madrid (Spain) and with Spanish tax ID number A84008986 (the Guarantor); and

(3)                                 BNP PARIBAS TRUST CORPORATION UK LIMITED a company incorporated under the laws of England and Wales, with registered office at 55 Moorgate, London EC2R 6PA, United Kingdom (company no.04042668) (the Trustee, which expression, where the context so admits, includes any other trustee for the time being of this Trust Deed).

Background:

(A)                               The Issuer has authorised the issue of €25,000,000 in aggregate principal amount of 9 per cent. Senior Unsecured Convertible Bonds due 2018 (the Bonds) to be constituted by this Trust Deed (as described below).

(B)                               The Bonds will be convertible into existing ordinary shares (the Shares) in the Issuer in accordance with the terms and conditions of the Bonds.

(C)                               The Guarantor has authorised the giving of a guarantee in respect of such Bonds upon and subject to the terms and conditions set out herein.

(D)                               The Trustee has agreed to act as trustee of this Trust Deed on the following terms and conditions.

NOW THIS TRUST DEED WITNESSES AND IT IS AGREED AND DECLARED as follows:

1.                                      INTERPRETATION

1.1                               Definitions

Terms defined in the Conditions and not otherwise defined herein shall have the same meaning in this Trust Deed. In this Trust Deed unless there is anything in the subject or context inconsistent therewith the following expressions shall have the following meanings:

Agency Agreement means, in relation to the Bonds, the Agency Agreement dated 6 March 2015, as amended from time to time, between the Issuer, the Guarantor, the Trustee, the Domiciliary Agent and the Principal Paying and Conversion Agent whereby the initial Principal Paying and Conversion Agent and Domiciliary Agent were appointed in relation to the Bonds, together with any agreement for the time being in force supplemental thereto and/or amending and/or modifying such agreement in accordance with its terms;

Agents means, in relation to the Bonds, the Principal Paying and Conversion Agent, any other Paying and Conversion Agent, the Domiciliary Agent and the Escrow Agent;

Appointee means any attorney, manager, agent, delegate, nominee, custodian or other person appointed by the Trustee under this Trust Deed;

Auditors means the independent auditors for the time being of the Issuer or the Guarantor (as the case may be) or, in the event of their being unable or unwilling promptly to carry out any action requested of them pursuant to the provisions of this Trust Deed, such other firm of accountants or such financial advisors as may be nominated or approved by the Trustee for the purposes of this Trust Deed;

Calculation Agency Agreement means in relation to the Bonds, the Calculation Agency Agreement dated 6 March 2015, as amended from time to time, between the Issuer, the Guarantor and the Calculation Agent, together with any agreement for the time being in force supplemental thereto and/or amending and/or modifying such agreement in accordance with its terms;

Calculation Agent means Conv-Ex Advisors Limited at its specified office, in its capacity as Calculation Agent (in respect of the Bonds) and any Successor or such other calculation agent as may be appointed by the Issuer from time to time;

Clearing Agreement means the clearing agreement (convention de services rélatifs à l’émission d’obligations dématerialisées) dated on or around the date of this Deed between the Issuer, BNP Paribas Securities Services S.C.A., Brussels Branch as Domiciliary Agent and the NBB;

Clearstream, Luxembourg means Clearstream Banking, société anonyme or its successor from time to time;

Conditions means the terms and conditions set out in Schedule 2 as from time to time modified in accordance with this Trust Deed. Any reference to a particularly numbered Condition shall be construed accordingly;

Domiciliary Agent means BNP Paribas Securities Services S.C.A., Brussels Branch at its specified office, in its capacity as Domiciliary Agent (in respect of the Bonds) and any Successor;

Escrow Agent means BNP Paribas Securities Services, Luxembourg Branch at its specified office, in its capacity as Escrow Agent (in respect of the Bonds) and any Successor or such other escrow agent as may be appointed by the Issuer from time to time;

Escrow Deed means in relation to the Bonds, the Escrow Deed dated 6 March 2015, as amended from time to time, between the Issuer, the Guarantor, the Trustee and the Escrow Agent, together with any agreement for the time being in force supplemental thereto and/or amending and/or modifying such agreement in accordance with its terms;

Euroclear means Euroclear Bank S.A./N.V. or its successor from time to time;

Event of Default means any of the conditions, events or acts provided in Condition 10 to be events upon the happening of which the Bonds would, subject only to notice by the Trustee as therein provided, become immediately due and repayable;

Extraordinary Resolution has the meaning set out in Schedule 1;

Liability means any loss, damage, cost, fee, charge, claim, demand, expense, judgment, action, proceeding or other liability whatsoever (including, without limitation, in respect of taxes, duties, levies, imposts and other charges) and including any value added tax or similar tax charged or chargeable in respect thereof and legal fees and expenses on a full indemnity basis;

NBB means the National Bank of Belgium;

outstanding means, in relation to the Bonds, all the Bonds issued except (a) those which have been redeemed in accordance with the Conditions, (b) those in respect of which Conversion Rights have been exercised and all the obligations of the Issuer duly performed in relation thereto, (c) those in respect of which the date for redemption in accordance with the Conditions has occurred and the redemption moneys (including all interest accrued on such Bonds to the date for such redemption and any interest payable under the Conditions after such date) has been paid to the relevant Bondholder or on its behalf or to the Trustee or to the Principal Paying and Conversion Agent as provided in Clause 2 hereof and Clause 5 of the Agency Agreement and remain available for payment, (d) those in respect of which claims have become void under Condition 12, (e) those which have been purchased and cancelled as provided in the Conditions; provided that for the purposes of (1) ascertaining the right to attend and vote at any meeting of the Bondholders, (2) the determination of how many Bonds are outstanding for the purposes of this Trust Deed, the Conditions and Schedule 1, (3) the exercise of any discretion, power or authority which the Trustee is required, expressly or impliedly, to exercise in or by reference to the interests of the Bondholders and (4) the determination or certification (where relevant) by the Trustee as to whether any event, circumstance or matter is in its opinion materially prejudicial to the interests of the Bondholders, those Bonds which are beneficially held by or on behalf of the Issuer, the Guarantor or any of their respective Subsidiaries or any holding company of the Issuer and/or the Guarantor or any Subsidiary of such holding company and not cancelled shall (unless no longer so held) be deemed not to remain outstanding;

Paying and Conversion Agent means the several institutions (including the Principal Paying and Conversion Agent) initially appointed as Paying and Conversion Agents by the Issuer and the Guarantor pursuant to the Agency Agreement and/or any Successor of any Paying and Conversion Agent in each case at their respective specified offices;

Potential Event of Default means any condition, event or act which, with the lapse of time and/or the issue, making or giving of any notice, certification, declaration, demand, determination and/or request and/or the taking of any similar action and/or the fulfilment of any similar condition, would constitute an Event of Default;

Principal Paying and Conversion Agent means the institution named as such in the Conditions or any Successor of the Principal Paying and Conversion Agent;

repay, redeem and pay shall each include both the others and cognate expressions shall be construed accordingly;

specified office means, in relation to a Paying and Conversion Agent, the office identified with its name at the end of the Conditions or any other office approved by the Trustee and notified to Bondholders pursuant to the Conditions;

Stock Exchange means the open market (Freiverkehr) of the Frankfurt Stock Exchange (Frankfurter Wertpapierbörse) or any other or further stock exchange(s) on which the Bonds may from time to time be listed;

Successor means, in relation to an Agent, such other or further person as may from time to time be appointed by the Issuer as an Agent with the written approval of, and on terms approved in writing by, the Trustee and notice of whose appointment is given to Bondholders pursuant to Clause 13(l);

Successor in Business means any company which, as a result of any amalgamation, merger or reconstruction:

(i)                                     owns beneficially the whole or substantially the whole of the undertaking, property and assets owned by the Issuer immediately prior thereto; and

(ii)                                  carries on, as successor to the Issuer, the whole or substantially the whole of the business carried on by the Issuer immediately prior thereto;

this Trust Deed means this Trust Deed, the Bonds, the Schedules and any other document executed in accordance with this Trust Deed and expressed to be supplemental to this Trust Deed, all as from time to time modified in accordance with the provisions herein or therein contained;

trust corporation means a corporation entitled by rules made under the Public Trustee Act 1906 or entitled pursuant to any other comparable legislation applicable to a trustee in any other jurisdiction to carry out the functions of a custodian trustee;

Trustee Acts means the Trustee Act 1925 and the Trustee Act 2000; and

X/N System means the clearing system operated by the NBB.

1.2                               Construction of Certain References

References to:

(a)                                 costs, charges, remuneration or expenses include any value added, turnover or similar tax charged in respect thereof;

(b)                                 € or euro shall be to the currency introduced at the start of the third stage of European economic and monetary union pursuant to the Treaty establishing the European Community, as amended;

(c)                                  an action, remedy or method of judicial proceedings for the enforcement of creditors’ rights include references to the action, remedy or method of judicial proceedings in jurisdictions other than England as shall most nearly approximate thereto;

(d)                                 any provision of any statute shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, or regulation made thereunder or under such re-enactment;

(e)                                  principal shall include any premium and any other amounts (other than interest) which may be payable under or in respect of the Bonds;

(f)                                   all references in this Trust Deed to guarantees or to an obligation being guaranteed shall be deemed to include respectively references to indemnities or to an indemnity being given in respect thereof;

(g)                                  all references in this Trust Deed to any action, remedy or method of proceeding for the enforcement of the rights of creditors shall be deemed to include, in respect of any jurisdiction other than England, references to such action, remedy or method of proceeding for the enforcement of the rights of creditors available or appropriate in such jurisdiction as shall most nearly approximate to such action, remedy or method of proceeding described or referred to in these presents; and

(h)                                 all references in this Trust Deed to taking proceedings against the Issuer and/or the Guarantor shall be deemed to include references to proving in the winding up of the Issuer and/or the Guarantor (as the case may be).

1.3                               Headings

Headings shall be ignored in construing this Trust Deed.

1.4                               Schedules

The Schedules are part of this Trust Deed and have effect accordingly.

1.5                               Contracts (Rights of Third Parties) Act 1999

A person who is not a party to this Trust Deed has no rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Trust Deed, but this does not affect any right or remedy of a third party which exists or is available apart from that Act.

2.                                      AMOUNT OF THE BONDS AND COVENANT TO PAY

2.1                               Amount of the Bonds

The aggregate principal amount of the Bonds is limited to an amount not exceeding €25,000,000.

2.2                               Covenant to pay

The Issuer, failing whom the Guarantor will, on any date when the Bonds or any of them become due to be redeemed or repaid or any of them is payable, unconditionally pay to or to the order of the Trustee in immediately available funds the principal amount of the Bonds becoming due for redemption or to be repaid on that date or such other amount as may be payable in respect of the Bonds and will (subject to the Conditions) until such payment (both before and after judgment) unconditionally so pay to or to the order of the Trustee interest on the principal amount of the Bonds as set out in the Conditions provided that:

(a)                                 subject to Clause 2.4(b), payment of any sum due in respect of the Bonds made to or to the account of the Principal Paying and Conversion Agent as provided in the Agency Agreement shall, to that extent, satisfy such obligation except to the extent that there is failure in its subsequent payment to the relevant Bondholders under the Conditions; and

(b)                                 a payment made after the due date will be deemed to have been made when the full amount due has been received by the Principal Paying and Conversion Agent or the Trustee and notice to that effect has been given to the Bondholders (if required under Clause 13(j)), except to the extent (in the case of an amount received by the Principal Paying and Conversion Agent) that there is failure in its subsequent payment to the relevant Bondholders under the Conditions.

The Trustee will hold the benefit of this covenant on trust for itself and the Bondholders.

2.3                               Discharge

Subject to Clause 2.4, any payment to be made in respect of the Bonds or any transfer or delivery of Shares to be made in respect of the Bonds by the Issuer, the Guarantor or the Trustee may be made as provided in the Conditions and any payment, transfer or delivery so made will (subject to Clause 2.4) to that extent be a good discharge to the Issuer, the Guarantor or the Trustee, as the case may be.

2.4                               Payments after a Default

At any time after an Event of Default or a Potential Event of Default has occurred or the Trustee shall have received any money which it proposes to pay under Clause 9, the Trustee may:

(a)                                 by notice in writing to the Issuer, the Guarantor and the Agents, require the Agents, until notified in writing by the Trustee to the contrary, so far as permitted by applicable law:

(i)                                     to act as Agents of the Trustee under this Trust Deed and the Bonds on the terms of the Agency Agreement and/or the Escrow Deed (with consequential amendments as necessary and except that the Trustee’s liability for the indemnification, remuneration and payment of out-of-pocket expenses of the Agents will be limited to the amounts for the time being held by the Trustee in respect of the Bonds on the terms of this Trust Deed and available for the purpose) and thereafter to hold the Bonds, all Shares received on conversion of the Bonds and all other moneys, documents and records held by them in respect of the Shares and Bonds to the order of the Trustee; or

(ii)                                  to deliver up all Bonds, all Shares received on conversion of the Bonds and all other moneys, documents and records held by them in respect of the Bonds or Shares to the Trustee or as the Trustee directs in such notice, and

(b)                                 by notice in writing to the Issuer and the Guarantor require each of them to make all subsequent payments in respect of the Bonds and all subsequent payments, transfers or deliveries of the Shares in respect of the Bonds to or to the order of the Trustee and not to the Principal Paying and Conversion Agent. With effect from the date of such notice to the Issuer and the Guarantor and from then until such notice is withdrawn, proviso 2.2(a) to Clause 2.2 shall cease to have effect.

3.                                      FORM OF THE BONDS; ISSUE OF THE BONDS

3.1                               Form

The Bonds are in dematerialised form in accordance with Article 468 of the Belgian Code of Companies. The Bonds will be represented by book entry in the records of the X/N System. The Bonds can be held by their holders through participants in the NBB System, including Euroclear and Clearstream, Luxembourg and through other financial intermediaries which in turn hold the Bonds through Euroclear and Clearstream, Luxembourg, or other participants in the X/N System. The Bonds may not be exchanged for Bonds in bearer form.

4.                                      FURTHER ISSUES

4.1                               The Issuer shall be at liberty from time to time (but subject always to the provisions of this Trust Deed) without the consent of the Bondholders to create and issue further securities either (i) having the same terms and conditions in all respects as the outstanding securities of any series (including the Bonds) or in all respects except for the first payment of interest on them and the first date on which conversion rights may be exercised and so that such further issue shall be consolidated and form a single series with the outstanding securities of any series (including the Bonds) or (ii) upon such terms as the Issuer may determine at the time of their issue.

4.2                               Any further bonds or notes which are to be created and issued pursuant to the provisions of Clause 4.1(i) above so as to form a single series with the Bonds and/or the further bonds or notes of any series shall be constituted by a trust deed supplemental to this Trust Deed and any other further bonds or notes which are to be created and issued pursuant to the provisions of paragraph 4.1(ii) above may (subject to the consent of the Trustee) be constituted by a trust deed supplemental to this Trust Deed.  In any such case the Issuer and the Guarantor shall prior to the issue of any further notes or bonds to be so constituted execute and deliver to the Trustee a trust deed supplemental to this Trust Deed (in relation to which all applicable stamp duties or other documentation fees, duties or taxes have been paid and, if applicable, duly stamped or denoted accordingly) containing a covenant by the Issuer in the form mutatis mutandis of Clause 2.2 in relation to the principal and interest in respect of such further bonds or notes and such other provisions (whether or not corresponding to any of the provisions contained in this Trust Deed) as the Trustee shall require including making such consequential modifications to this Trust Deed as the Trustee shall require in order to give effect to such issue of further bonds or notes.

4.3                               A memorandum of every such supplemental trust deed shall be endorsed by the Trustee on this Trust Deed and by the Issuer and the Guarantor on their duplicates of this Trust Deed.

4.4                               Whenever it is proposed to create and issue any further bonds or notes the Issuer shall give to the Trustee not less than 14 days’ notice in writing of its intention so to do stating the amount of further bonds or notes proposed to be created and issued.

5.                                      FEES, DUTIES AND TAXES

The Issuer (failing whom the Guarantor) will pay any stamp, issue, documentary, transfer and registration taxes and duties or other taxes and duties equivalent thereto, including interest and penalties, payable in Belgium, Spain and any other relevant jurisdiction in respect of the creation and issue of the Bonds and the execution or delivery of this Trust Deed. The Issuer (failing whom the Guarantor) will also indemnify the Trustee and the Bondholders from and against all stamp, issue, documentary, transfer and registration or other taxes paid by any of them in any jurisdiction in connection with any action taken by or on behalf of the Trustee or, as the case may be, the Bondholders (where permitted or required under this Trust Deed to take any such action) to enforce the obligations of the Issuer or the Guarantor, as the case may be, under this Trust Deed, the Agency Agreement, the Escrow Deed, the Clearing Agreement or the Bonds.

6.                                      GUARANTEE

6.1                               The Guarantor hereby irrevocably and unconditionally, and notwithstanding the release of any other guarantor or any other person under the terms of any composition or arrangement with any creditors of the Issuer or any Subsidiary of the Guarantor (if any), guarantees to the Trustee the due and punctual payment in accordance with the provisions of this Trust Deed of the principal of and interest on the Bonds and of any other amounts payable by the Issuer under this Trust Deed.

6.2                               If the Issuer fails for any reason whatsoever punctually to pay any such principal, interest or other amount the Guarantor shall cause each and every such payment to be made as if the Guarantor instead of the Issuer were expressed to be the primary obligor under this Trust Deed and not merely as surety (but without affecting the nature of the Issuer’s obligations) to the intent that the holder of the relevant Bond or the Trustee (as the case may be) shall the same amounts in respect of principal, interest or such other amount as would have been receivable had such payments been made by the Issuer.

6.3                               If any sum which, although expressed to be payable by the Issuer under this Trust Deed or the Bonds, is for any reason (whether or not now existing and whether or not now known or becoming known to the Issuer, the Guarantor, the Trustee or any Bondholder) not recoverable from the Guarantor on the basis of a guarantee then (a) it will nevertheless be recoverable from it as if it were the sole principal debtor and will be paid by it to the Trustee on demand and (b) as a separate and additional liability under this Trust Deed the Guarantor agrees, as a primary obligation, to indemnify each of the Trustee and each Bondholder in respect of such sum by way of a full indemnity in the manner and currency as is provided for in the Bonds or this Trust Deed (as the case may be) and to indemnify each Bondholder against all losses, claims, costs, charges and expenses to which it may be subject or which it may incur in recovering such sum.

6.4                               If any payment received by the Trustee or any Bondholder under the provisions of this Trust Deed shall (whether on the subsequent bankruptcy, insolvency or corporate reorganisation of the Issuer or, without limitation, on any other event) be avoided or set aside for any reason, such payment shall not be considered as discharging or diminishing the liability of the Guarantor and this guarantee shall continue to apply as if such payment had at all times remained owing by the Issuer and the Guarantor shall indemnify the Trustee and the Bondholders in respect thereof PROVIDED THAT the obligations of the Issuer and/or the Guarantor under this subclause shall, as regards each payment made to the Trustee or any Bondholder which is avoided or set aside, be contingent upon such payment being reimbursed to the Issuer or other persons entitled through the Issuer.

6.5                               The Guarantor hereby agrees that its obligations under this Clause shall be unconditional and that the Guarantor shall be fully liable irrespective of the validity, regularity, legality or enforceability against the Issuer of, or of any defence or counter-claim whatsoever available to the Issuer in relation to, its obligations under this Trust Deed, whether or not any action has been taken to enforce the same or any judgment obtained against the Issuer, whether or not any of the other provisions of this Trust Deed has been modified, whether or not any time, indulgence, waiver, authorisation or consent has been granted to the Issuer by or on behalf of the Bondholders or the Trustee, whether or not any determination has been made by the Trustee pursuant to subclause 18.1, whether or not there have been any dealings or transactions between the Issuer, any of the Bondholders or the Trustee, whether or not the Issuer has been dissolved, liquidated, merged, consolidated, bankrupted or has changed its status, functions, control or ownership, whether or not the Issuer has been prevented from making payment by foreign exchange provisions applicable at its place of registration or incorporation and whether or not any other circumstances have occurred which might otherwise constitute a legal or equitable discharge of or defence to a guarantor.  Accordingly the validity of this guarantee shall not be affected by reason of any invalidity, irregularity, illegality or unenforceability of all or any of the obligations of the Issuer under this Trust Deed and this guarantee shall not be discharged nor shall the liability of the Guarantor under this Trust Deed be affected by any act, thing or omission or means whatever whereby its liability would not have been discharged if it had been the principal debtor.

6.6                               Without prejudice to the provisions of subclause 8.1 the Trustee may determine from time to time whether or not it will enforce this guarantee which it may do without making any demand of or taking any proceedings against the Issuer and may from time to time make any arrangement or compromise with the Guarantor in relation to this guarantee which the Trustee may consider expedient in the interests of the Bondholders.

6.7                               The Guarantor waives diligence, presentment, demand of payment, filing of claims with a court in the event of dissolution, liquidation, merger or bankruptcy of the Issuer, any right to require a proceeding first against the Issuer, protest or notice with respect to this Trust Deed or the indebtedness evidenced thereby and all demands whatsoever and covenants that this guarantee shall be a continuing guarantee, shall extend to the ultimate balance of all sums payable and obligations owed by the Issuer under this Trust Deed, shall not be discharged except by complete performance of the obligations in this Trust Deed and is additional to, and not instead of, any security or other guarantee or indemnity at any time existing in favour of any person, whether from the Guarantor or otherwise.

6.8                               If any moneys shall become payable by the Guarantor under this guarantee the Guarantor shall not, so long as the same remain unpaid, without the prior written consent of the Trustee:

(a)                                 in respect of any amounts paid or payable by it under this guarantee, exercise any rights of subrogation or contribution or, without limitation, any other right or remedy which may accrue to it in respect of or as a result of any such payment or any such obligation to make payment; or

(b)                                 in respect of any other moneys for the time being due to the Guarantor by the Issuer, claim payment thereof or exercise any other right or remedy;

(including in either case claiming the benefit of any security or right of set-off or contribution or, on the liquidation of the Issuer, proving in competition with the Trustee).  If, notwithstanding the foregoing, upon the bankruptcy, insolvency or liquidation of the Issuer, any payment or distribution of assets of the Issuer of any kind or character, whether in cash, property or securities, shall be received by the Guarantor before payment in full of all amounts payable under this Trust Deed shall have been made to the Bondholders and the Trustee, such payment or distribution shall be received by the Guarantor on trust to pay the same over immediately to the Trustee for application in or towards the payment of all sums due and unpaid under this Trust Deed in accordance with Clause 9.

6.9                               Until all amounts which may be or become payable by the Issuer under this Trust Deed have been irrevocably paid in full, the Trustee may:

(a)                                 refrain from applying or enforcing any other moneys, security or rights held or received by the Trustee in respect of those amounts, or apply and enforce the same in such manner and order as it sees fit (whether against those amounts or otherwise), and the Guarantor shall not be entitled to the benefit of the same; and

(b)                                 hold in a suspense account any moneys received from the Guarantor or on account of the Guarantor’s liability under this guarantee, without liability to pay interest on those moneys.

6.10                        The obligations of the Guarantor under this Trust Deed constitute direct, unconditional and (subject to the provisions of Condition 3.1) unsecured obligations of the Guarantor and (subject as aforesaid) rank and will rank pari passu with all other outstanding unsecured and unsubordinated obligations of the Guarantor, present and future, but, in the event of insolvency, only to the extent permitted by applicable laws relating to creditors’ rights.

7.                                      ENFORCEMENT

7.1                               The Trustee may at any time, at its discretion and without notice, take such proceedings and/or other steps or action (including lodging an appeal in any proceedings) as it may think fit against or in relation to each of the Issuer and the Guarantor to enforce their respective obligations under this Trust Deed, the Agency Agreement or the Escrow Deed.

7.2                               Proof that as regards any specified Bond the Issuer or the Guarantor (as the case may be) has made default in paying any amount due to the Holder of any one Bond shall (unless the contrary be proved) be sufficient evidence that the same default has been made as regards all other Bonds (as the case may be) in respect of which the relevant amount is due and payable.

8.                                      ACTION, PROCEEDINGS AND INDEMNIFICATION

8.1                               The Trustee shall not be bound to take any action in relation to this Trust Deed (including but not limited to the giving of any notice pursuant to Condition 10 or the taking of any proceedings and/or other steps or action mentioned in subclause 7.1) unless respectively directed or requested to do so (a) by an Extraordinary Resolution or (b) in writing by the holders of at least one-quarter in principal amount of the Bonds then outstanding and in either case then only if it shall be indemnified and/or secured and/or pre-funded to its satisfaction against all Liabilities to which it may render itself liable or which it may incur by so doing.

8.2                               The Trustee may refrain from taking any action in any jurisdiction if the taking of such action in that jurisdiction would, in its opinion based upon legal advice in the relevant jurisdiction, be contrary to any law of that jurisdiction.  Furthermore, the Trustee may also refrain from taking such action if it would otherwise render it liable to any person in that jurisdiction or if, in its opinion based upon such legal advice, it would not have the power to take the relevant action in that jurisdiction by virtue of any applicable law in that jurisdiction or if it is determined by any court or other competent authority in that jurisdiction that it does not have such power.

8.3                               Only the Trustee may enforce the provisions of this Trust Deed.  No Bondholder shall be entitled to (i) take any steps or action against the Issuer or the Guarantor to enforce the performance of any of the provisions of this Trust Deed or (ii) take any other proceedings (including lodging an appeal in any proceedings) in respect of or concerning the Issuer or the Guarantor, in each case unless the Trustee having become bound as aforesaid to take any such action, steps or proceedings fails to do so within a reasonable period and such failure is continuing.

9.                                      APPLICATION OF MONEYS RECEIVED BY THE TRUSTEE

9.1                               Declaration of Trust

All moneys received by the Trustee in respect of the Bonds or amounts payable under this Trust Deed will, despite any appropriation of all or part of them by the Issuer or the Guarantor, as the case may be, be held by the Trustee on trust to apply them (subject to Clause 9.2):

(a)                                 first, in payment or satisfaction of all amounts then due and unpaid under Clause 14 to the Trustee and/or any Appointee;

(b)                                 secondly, in or towards retention of an amount which the Trustee considers necessary to pay any amounts that may thereafter become due to be paid under Clause 14 to it or any Appointee, to the extent it considers that moneys received by it thereafter under this Trust Deed may be insufficient and/or may not be received in time to pay such amounts;

(c)                                  thirdly, in or towards reimbursement pari passu and rateably of any amounts paid by any Indemnifying Parties as contemplated by Clause 14.5, together with interest thereon as provided in Clause 14.6;

(d)                                 fourthly, in or towards payment pari passu and rateably of all principal and interest then due and unpaid in respect of the Bonds; and

(e)                                  fifthly, in payment of the balance (if any) to the Issuer (without prejudice to, or liability in respect of, any question as to how such payment to the Issuer shall be dealt with as between the Issuer, the Guarantor and any other person).

Without prejudice to this Clause 9.1, if the Trustee holds any moneys which represent principal or interest in respect of Bonds which have become void or in respect of which claims have been prescribed under Condition 12, the Trustee will hold such moneys on the above trusts.

9.2                               Accumulation

The Trustee may at its discretion and pending payment invest moneys at any time available for the payment of principal and interest on the Bonds in some or one of the investments hereinafter authorised for such periods as it may consider expedient with power from time to time at its discretion to vary such investments and to accumulate such investments and the resulting interest and other income derived therefrom. The accumulated investments shall be applied under Clause 9.1. All interest and other income deriving from such investments shall be applied first in payment or satisfaction of all amounts then due and unpaid under Clause 14 to the Trustee and/or any Appointee and otherwise held for the benefit of and paid to the Bondholders.

9.3                               Investment

Moneys held by the Trustee may be invested in its name or under its control in any investments or other assets anywhere whether or not they produce income or deposited in its name or under its control at such bank or other financial institution in such currency as the Trustee may, in its absolute discretion, think fit. If that bank or institution is the Trustee or a subsidiary of the Trustee or holding or associated company of the Trustee, it need only account for an amount of interest equal to the standard amount of interest payable by it on such a deposit to an independent customer. The Trustee may at any time vary or transpose any such investments or assets or convert any moneys so deposited into any other currency, and neither the Issuer, the Guarantor nor the Trustee will be responsible for any resulting loss, whether by depreciation in value, change in exchange rates or otherwise.

10.                               COVENANT TO COMPLY WITH PROVISIONS

Each of the Issuer and the Guarantor hereby severally covenants with the Trustee that it will comply with and perform and observe all the provisions of the Conditions and this Trust Deed which are expressed to be binding on it and that the Issuer will give effect to the Conversion Rights provided that any transfer and delivery of the Shares to or to the order of a Bondholder who has exercised his Conversion Right in relation to a Bond, in accordance with the Conditions, shall satisfy such obligation to give effect to the Conversion Rights. The Conditions shall be binding on the Issuer, the Guarantor and the Bondholders. The Trustee shall be entitled to enforce the obligations of each of the Issuer and the Guarantor under the Bonds and the Conditions as if the same were set out and contained in this Trust Deed. The Trustee shall also be entitled to exercise the powers and discretions expressed to be conferred on it by the Bonds and the Conditions as if the same were set out and contained in this Trust Deed. This Trust Deed shall be read and construed as one document with the Bonds. The Trustee will hold the benefit of this covenant upon trust for itself and the Bondholders according to its and their respective interests.

11.                               CONVERSION OF THE BONDS

The holder of each Bond will have the right to convert such Bond for Shares at any time during the Conversion Period as provided in the Conditions. Delivery of the Shares upon the delivery of a Conversion Notice by a Bondholder and performance by the Issuer of its obligations in respect thereof shall satisfy and constitute a discharge of the Issuer’s obligations in respect of such Bond.

12.                               COVENANTS RELATING TO CONVERSION

The Issuer hereby undertakes to and covenants with the Trustee that it will observe all its obligations under the Conditions and this Trust Deed with respect to the exercise of Conversion Rights and in addition the Issuer shall:

(a)                                 Delivery of Shares: deliver the Shares (including all additional amounts which fall to be added thereto pursuant to the Conditions) in accordance with the instructions set out in any Conversion Notice on an exercise of Conversion Rights in accordance with this Trust Deed, the Conditions and the Agency Agreement; and

(b)                                 Changes to the Conversion Price: on each occasion that the Conversion Price falls to be adjusted in accordance with the Conditions or this Trust Deed or a calculation falls to be made in respect thereof, forthwith procure that the Calculation Agent calculates the relevant adjustment or makes such calculation and, as soon as reasonably practicable thereafter, notifies the Trustee and the Bondholders in accordance with this Trust Deed and the Conditions of the changes to the Conversion Price or of any change in the composition and nature of the Shares, including, but not limited to, the circumstances requiring such change or adjustment, details of the Shares (which, following such change, the holder of a Bond will be entitled to receive upon exercise of Conversion Rights), and the date from which such changes or adjustments shall become, or became, effective.

13.                               GENERAL COVENANTS BY THE ISSUER AND THE GUARANTOR

So long as any of the Bonds remains outstanding (or, in the case of paragraphs (g), (h), (l), (m), (o) and (q), so long as any of the Bonds remain liable to prescription or, in the case of paragraph (n), until the expiry of a period of 30 days after the Relevant Date in respect of the payment of principal in respect of all such Bonds remaining outstanding at such time) each of the Issuer and the Guarantor severally covenants with the Trustee that it shall:

(a)                                 give or procure to be given to the Trustee such opinions, certificates, information and evidence as it shall require and in such form as it shall require (including without limitation the procurement by the Issuer or the Guarantor (as the case may be) of all such certificates called for by the Trustee pursuant to subclause 15(c)) for the purpose of the discharge or exercise of the duties, trusts, powers, authorities and discretions vested in it under this Trust Deed or by operation of law;

(b)                                 cause to be prepared and certified by its Auditors in respect of each financial accounting period accounts in such form as will comply with all relevant legal and accounting requirements and all requirements for the time being of the Stock Exchange;

(c)                                  at all times keep and procure its Subsidiaries to keep proper books of account and allow and procure its Subsidiaries to allow the Trustee and any person appointed by the Trustee to whom the Issuer, the Guarantor or the relevant Subsidiary (as the case may be) shall have no reasonable objection free access to such books of account at all reasonable times during normal business hours;

(d)                                 send to the Trustee (in addition to any copies to which it may be entitled as a holder of any securities of the Issuer or the Guarantor) one copy in English of every balance sheet, profit and loss account, report, circular and notice of general meeting and every other document issued or sent to its shareholders together with any of the foregoing, and every document issued or sent to holders of securities other than its shareholders (including the Bondholders) as soon as practicable after the issue or publication thereof;

(e)                                  forthwith give notice in writing to the Trustee of the coming into existence of any security interest which would require any security to be given to the Bonds pursuant to Condition 3.1 or of the occurrence of any Event of Default or any Potential Event of Default or any Change of Control;

(f)                                   give to the Trustee (i) within seven days after demand by the Trustee therefor and (ii) (without the necessity for any such demand) promptly after the publication of its audited accounts in respect of each financial period commencing with the financial period ended 31 December 2014 and in any event not later than 180 days after the end of each such financial period a certificate in or substantially in the form set out in Schedule 3 signed by two Directors of the Issuer and two Directors of the Guarantor to the effect that, as at a date not more than seven days before delivering such certificate (the certification date), there did not exist and had not existed or happened since the certification date of the previous certificate (or in the case of the first such certificate the date hereof) any Event of Default, Potential Event of Default or Change of Control (or if such exists or existed or had happened specifying the same) and that during the period from and including the certification date of the last such certificate (or in the case of the first such certificate the date hereof) to and including the certification date of such certificate each of the Issuer and the Guarantor has complied with all its obligations contained in this Trust Deed or (if such is not the case) specifying the respects in which it has not complied. Such certificates shall be accompanied in each case by an up-to-date list of the authorised signatories of the Issuer and the Guarantor and each of their specimen signatures. The Trustee shall be entitled to rely conclusively upon such certificates and shall not be liable to any person by reason thereof;

(g)                                  at all times execute and do all such further documents, acts and things as may be necessary at any time or times in the opinion of the Trustee to give effect to this Trust Deed and the Conversion Rights;

(h)                                 at all times maintain Agents and a Calculation Agent in accordance with the Conditions;

(i)                                     procure the Principal Paying and Conversion Agent to notify the Trustee forthwith in the event that the Principal Paying and Conversion Agent does not, on or before the due date for any payment in respect of the Bonds or any of them, receive unconditionally pursuant to the Agency Agreement payment of the full amount in the requisite currency of the moneys payable on such due date on all such Bonds;

(j)                                    in the event of the unconditional payment to the Principal Paying and Conversion Agent or the Trustee of any sum due in respect of the Bonds or any of them being made after the due date for payment thereof forthwith give or procure to be given notice to the relevant Bondholders in accordance with Condition 16 that such payment has been made;

(k)                                 give notice to the Bondholders in accordance with Condition 16 of any appointment, resignation or removal of any Agent or Calculation Agent (other than the appointment of the initial Agents and Calculation Agent) after having obtained the prior written approval of the Trustee thereto or any change of any Agent’s specified office and (except as provided by the Agency Agreement, Escrow Deed or the Conditions) at least 30 days prior to such event taking effect; PROVIDED ALWAYS THAT so long as any of the Bonds remain liable to prescription in the case of the termination of the appointment of the Principal Paying and Conversion Agent or the Escrow Agent no such termination shall take effect until a new Principal Paying and Conversion Agent or Escrow Agent (as applicable) has been appointed on terms previously approved in writing by the Trustee;

(l)                                     send to the Trustee, not less than 10 days prior to which any such notice is to be given, the form of every notice to be given to the Bondholders (other than any notice to be given to the Bondholders that is solely in connection with a shareholder meeting of the Issuer) in accordance with Condition 16 and obtain the prior written approval of the Trustee (such approval not to be unnecessarily delayed) to, and promptly give to the Trustee a copy of, the final form of every notice to be given to the Bondholders in accordance with Condition 16 (such approval, unless so expressed, not to constitute approval for the purposes of Section 21 of the Financial Services and Markets Act 2000 of the United Kingdom (the FSMA) of a communication within the meaning of Section 21 of the FSMA);

(m)                             if payments of principal or interest in respect of the Bonds by the Issuer or the Guarantor shall become subject generally to the taxing jurisdiction of any territory or any political sub-division or any authority therein or thereof having power to tax other than or in addition to Belgium or Spain or any such political sub-division or any such authority therein or thereof, immediately upon becoming aware thereof notify the Trustee of such event and (unless the Trustee otherwise agrees) enter forthwith into a trust deed supplemental to this Trust Deed, giving to the Trustee an undertaking or covenant in form and manner satisfactory to the Trustee in terms corresponding to the terms of Condition 9 with the substitution for (or, as the case may be, the addition to) the references therein to Belgium or Spain or any political sub-division or any authority therein or thereof having power to tax of references to that other or additional territory or any political sub-division or any authority therein or thereof having power to tax to whose taxing jurisdiction such payments shall have become subject as aforesaid, such supplemental trust deed also (where applicable) to modify Condition 7.3 so that such Condition shall make reference to the other or additional territory, any political sub-division and any authority therein or thereof having power to tax;

(n)                                 comply with and perform all its obligations under the Agency Agreement and the Escrow Deed and use its best endeavours to procure that the Agents comply with and perform all their respective obligations thereunder and any notice given by the Trustee pursuant to Clause 2.4 and not make any amendment or modification to either of such Agreements without the prior written approval of the Trustee and use all reasonable endeavours to make such amendments to either such Agreements as the Trustee may reasonably require;

(o)                                 in order to enable the Trustee to ascertain the principal amount of Bonds for the time being outstanding for any of the purposes referred to in the proviso to the definition of outstanding in Clause 1, deliver to the Trustee forthwith upon being so requested in writing by the Trustee a certificate in writing signed by two Directors of the Issuer or two Directors of the Guarantor (as appropriate) setting out the total number and aggregate principal amount of Bonds which:

(i)                                     up to and including the date of such certificate have been purchased by the Issuer, the Guarantor or any of their respective Subsidiaries and cancelled; and

(ii)                                  are at the date of such certificate held by, for the benefit of, or on behalf of, the Issuer, the Guarantor, any of their respective Subsidiaries or any holding company of the Issuer and/or the Guarantor or any Subsidiary of such holding company;

(p)                                 procure its Subsidiaries to comply with all (if any) applicable provisions of Condition 7;

(q)                                 procure that each of the Paying and Conversion Agents makes available for inspection by Bondholders at its specified office copies of this Trust Deed, the Agency Agreement, the Calculation Agency Agreement and the Escrow Deed and the then latest audited balance sheets and profit and loss accounts (consolidated if applicable) of the Issuer and the Guarantor;

(r)                                    prior to making any modification or amendment or supplement to this Trust Deed, procure the delivery of (a) legal opinion(s) as to English and any other relevant law, addressed to the Trustee, dated the date of such modification or amendment or supplement, as the case may be, and in a form acceptable to the Trustee from legal advisers acceptable to the Trustee;

(s)                                   give notice to the Trustee of the proposed redemption of the Bonds at least 5 business days in London prior to the giving of any notice of redemption in respect of such Bonds pursuant to Condition 16; and

(t)                                    provide the Trustee with sufficient information so as to enable it to determine whether or not it is obliged, in respect of any payments to be made by it pursuant to this Trust Deed, to make any withholding or deduction pursuant to an agreement described in Section 1471(b) of the US Internal Revenue Code of 1986 (the Code) or otherwise imposed pursuant to Sections 1471 through 1474 of the Code and any regulations or agreements thereunder or official interpretations thereof (FATCA Withholding Tax).

14.                               REMUNERATION AND INDEMNIFICATION OF THE TRUSTEE

14.1                        Normal Remuneration

The Issuer (or failing whom the Guarantor) will pay the Trustee as remuneration for its services as Trustee such sum on such dates in each case as they may from time to time agree in writing. Such remuneration will accrue from day to day and be payable (in priority to payments to the Bondholders) from the date of this Trust Deed up to the date when all the Bonds having become due for redemption, the redemption moneys to the date of redemption have been paid to the Principal Paying and Conversion Agent or the Trustee. However, if any payment to a Bondholder of moneys due in respect of any Bond is improperly withheld or refused, such remuneration will again accrue as from the date of such withholding or refusal until payment and/or delivery to such Bondholder is duly made.

The Issuer (or failing whom the Guarantor) shall in addition pay to the Trustee an amount equal to the amount of any value added tax or similar tax properly chargeable thereon (to the extent that the Trustee or another member of its group is required to account to any tax authority for that value added tax) in respect of its remuneration under this Trust Deed.

14.2                        Extra Remuneration

If an Event of Default, Potential Event of Default or Change of Control shall have occurred the Issuer (or failing whom the Guarantor) shall pay the Trustee additional remuneration which may be calculated at its normal hourly rates in force from time to time. In any other case, if the Trustee finds it expedient or necessary or is requested by the Issuer or the Guarantor to undertake duties which they both agree to be of an exceptional nature or otherwise outside the scope of the Trustee’s normal duties under this Trust Deed, the Issuer (or failing whom the Guarantor) will pay such additional remuneration as they may agree (and which may be calculated by reference to the Trustee’s normal hourly rates from time to time) or, failing agreement as to whether such duties are of an exceptional nature or otherwise outside the scope of the Trustee’s normal duties under this Trust Deed or upon any additional remuneration (or as to such sums referred to in Clause 14.1), as determined by a person (acting as an expert) (which may be an investment bank of international repute) selected by the Trustee and approved by the Issuer (or the Guarantor, as the case may be) or, failing such approval, nominated by the President for the time being of The Law Society of England and Wales. The expenses involved in such nomination and such financial institution’s fee will be borne by the Issuer (or failing whom the Guarantor). The determination of such person will be conclusive and binding on the Issuer, the Guarantor, the Trustee and the Bondholders.

14.3                        Expenses

The Issuer shall also pay or discharge all Liabilities incurred by the Trustee in relation to the preparation and execution of, the exercise of its powers and the performance of its duties under, and in any other manner relating to, this Trust Deed, including but not limited to reasonable travelling expenses and any stamp, issue, registration, documentary and other taxes or duties paid or payable by the Trustee in connection with any action taken or contemplated by or on behalf of the Trustee for enforcing this Trust Deed.

14.4                        Indemnity

Without prejudice to the right of indemnity by law given to trustees, each of the Issuer and the Guarantor shall severally indemnify the Trustee and every Appointee and keep it or him indemnified against all Liabilities to which it or he may be or become subject or which may be incurred by it or him in the preparation and execution or purported execution of any of its or his trusts, powers, authorities and discretions under this Trust Deed or its or his functions under any such appointment or in respect of any other matter or thing done or omitted in any way relating to this Trust Deed or any such appointment (including all Liabilities incurred in disputing or defending any of the foregoing).

14.5                        Indemnifying Parties

Where any amount which would otherwise be payable by the Issuer under subclause 14.3 or subclause 14.4 has instead been paid by any person or persons other than the Issuer (each, an Indemnifying Party), the Issuer shall pay to the Trustee an equal amount for the purpose of enabling the Trustee to reimburse the Indemnifying Parties.

14.6                        Amounts payable on demand

All amounts payable pursuant to subclauses 14.3 and 14.4 shall be payable by the Issuer on the date specified in a demand by the Trustee and in the case of payments actually made by the Trustee prior to such demand shall carry interest at the rate of three per cent. per annum above the Base Rate (on the date on which payment was made by the Trustee) of Barclays Bank PLC from the date such demand is made, and in all other cases shall (if not paid within 30 days after the date of such demand or, if such demand specifies that payment is to be made on an earlier date, on such earlier date) carry interest at such rate from such thirtieth day of such other date specified in such demand.  All remuneration payable to the Trustee shall carry interest at such rate from the due date therefor.

14.7                        Moneys Payable

The Issuer (or failing whom the Guarantor) further undertakes to the Trustee that all moneys payable to the Trustee hereunder shall be made without set-off, counterclaim, deduction or withholding, unless otherwise compelled by law. In the event of any deduction or withholding compelled by law, the Issuer (or failing whom the Guarantor) will pay such additional amount as will result in the payment to the Trustee of the amount which would otherwise have been paid to the Trustee by the Issuer hereunder.

14.8                        Continuing Effect

Unless otherwise specifically stated in any discharge of this Trust Deed the provisions of this Clause 14 shall continue in full force and effect notwithstanding such discharge.

15.                               SUPPLEMENT TO TRUSTEE ACTS

Section 1 of the Trustee Act 2000 shall not apply to the duties of the Trustee in relation to the trusts constituted by this Trust Deed.  Where there are any inconsistencies between the Trustee Acts and the provisions of this Trust Deed, the provisions of this Trust Deed shall, to the extent allowed by law, prevail and, in the case of any such inconsistency with the Trustee Act 2000, the provisions of this Trust Deed shall constitute a restriction or exclusion for the purposes of that Act.  The Trustee shall have all the powers conferred upon trustees by the Trustee Acts and by way of supplement thereto it is expressly declared as follows:

(a)                                 The Trustee may in relation to this Trust Deed act on the advice or opinion of or any information (whether addressed to the Trustee or not) obtained from any lawyer, valuer, accountant, surveyor, banker, broker, auctioneer or other expert whether obtained by the Issuer, the Guarantor, the Trustee or otherwise and shall not be responsible for any Liability occasioned by so acting.

(b)                                 Any such advice, opinion or information may be sent or obtained by letter, facsimile transmission, electronic mail or cable and the Trustee shall not be liable for acting on any advice, opinion or information purporting to be conveyed by any such letter, facsimile transmission, electronic mail or cable although the same shall contain some error or shall not be authentic.

(c)                                  The Trustee may call for and shall be at liberty to accept as sufficient evidence of any fact or matter or the expediency of any transaction or thing a certificate signed by any two Directors of the Issuer and/or by any two Directors of the Guarantor and the Trustee shall not be bound in any such case to call for further evidence or be responsible for any Liability that may be occasioned by it or any other person acting on such certificate.

(d)                                 The Trustee shall be at liberty to hold this Trust Deed and any other documents relating thereto or to deposit them in any part of the world with any banker or banking company or company whose business includes undertaking the safe custody of documents or lawyer or firm of lawyers considered by the Trustee to be of good repute and the Trustee shall not be responsible for or required to insure against any Liability incurred in connection with any such holding or deposit and may pay all sums required to be paid on account of or in respect of any such deposit.

(e)                                  The Trustee shall not be responsible for the receipt or application of the proceeds of the issue of any of the Bonds by the Issuer.

(f)                                   The Trustee shall not be bound to give notice to any person of the execution of any documents comprised or referred to in this Trust Deed or to take any steps to ascertain whether any Event of Default, Potential Event of Default or Change of Control has happened and, until it shall have actual knowledge or express notice pursuant to this Trust Deed to the contrary, the Trustee shall be entitled to assume that no Event of Default, Potential Event of Default or Change of Control has happened and that each of the Issuer and the Guarantor is observing and performing all its obligations under this Trust Deed.

(g)                                  Save as expressly otherwise provided in this Trust Deed, the Trustee shall have absolute and uncontrolled discretion as to the exercise or non-exercise of its trusts, powers, authorities and discretions under this Trust Deed (the exercise or non-exercise of which as between the Trustee and the Bondholders shall be conclusive and binding on the Bondholders) and shall not be responsible for any Liability which may result from their exercise or non-exercise and in particular the Trustee shall not be bound to act at the request or direction of the Bondholders or otherwise under any provision of this Trust Deed or to take at such request or direction or otherwise any other action under any provision of this Trust Deed, without prejudice to the generality of subclause 8.1, unless it shall first be indemnified and/or secured and/or pre-funded to its satisfaction against all Liabilities to which it may render itself liable or which it may incur by so doing and the Trustee shall incur no liability for refraining to act in such circumstances.

(h)                                 The Trustee shall not be liable to any person by reason of having acted upon any Extraordinary Resolution in writing or any Extraordinary Resolution or other resolution purporting to have been passed at any meeting of Bondholders in respect whereof minutes have been made and signed or any direction or request of Bondholders even though subsequent to its acting it may be found that there was some defect in the constitution of the meeting or the passing of the resolution or (in the case of an Extraordinary Resolution in writing or a direction or a request) it was not signed by the requisite number of Bondholders or it was not approved by the requisite number of Bondholders or that for any reason the resolution, direction or request was not valid or binding upon such Bondholders.

(i)                                     Any consent or approval given by the Trustee for the purposes of this Trust Deed may be given on such terms and subject to such conditions (if any) as the Trustee thinks fit and notwithstanding anything to the contrary in this Trust Deed may be given retrospectively.  The Trustee may give any consent or approval, exercise any power, authority or discretion or take any similar action (whether or not such consent, approval, power, authority, discretion or action is specifically referred to in this Trust Deed) if it is satisfied that the interests of the Bondholders will not be materially prejudiced thereby.  For the avoidance of doubt, the Trustee shall not have any duty to the Bondholders in relation to such matters other than that which is contained in the preceding sentence.

(j)                                    The Trustee shall not (unless and to the extent ordered so to do by a court of competent jurisdiction) be required to disclose to any Bondholder any information (including, without limitation, information of a confidential, financial or price sensitive nature) made available to the Trustee by the Issuer or the Guarantor or any other person in connection with this Trust Deed and no Bondholder shall be entitled to take any action to obtain from the Trustee any such information.

(k)                                 Where it is necessary or desirable for any purpose in connection with this Trust Deed to convert any sum from one currency to another it shall (unless otherwise provided by this Trust Deed or required by law) be converted at such rate or rates, in accordance with such method and as at such date for the determination of such rate of exchange, as may be agreed by the Trustee in consultation with the Issuer or the Guarantor as relevant and any rate, method and date so agreed shall be binding on the Issuer, the Guarantor and the Bondholders.

(l)                                     The Trustee may certify that any of the conditions, events and acts set out in subparagraphs (b), (d), (h), (j), (l) and (m) (and, in the case of a Group Company other than the Issuer and the Guarantor only, paragraphs (f) and (g)) of Condition 10 (each of which conditions, events and acts shall, unless in any case the Trustee in its absolute discretion shall otherwise determine, for all the purposes of this Trust Deed be deemed to include the circumstances resulting therein and the consequences resulting therefrom) is in its opinion materially prejudicial to the interests of the Bondholders and any such certificate shall be conclusive and binding upon the Issuer, the Guarantor and the Bondholders.

(m)                             The Trustee as between itself and the Bondholders may determine all questions and doubts arising in relation to any of the provisions of this Trust Deed.  Every such determination, whether or not relating in whole or in part to the acts or proceedings of the Trustee, shall be conclusive and shall bind the Trustee and the Bondholders.

(n)                                 In connection with the exercise by it of any of its trusts, powers, authorities and discretions under this Trust Deed (including, without limitation, any modification, waiver, authorisation, or determination or substitution), the Trustee shall

(i)                                     deem and treat each person shown in the records of (i) the NBB System or (ii) Euroclear, Clearstream, Luxembourg or any other clearing system that is a direct participant in the NBB System, as the holder of a particular principal amount of the Bonds as a Bondholder; and

(ii)                                  have regard to the general interests of the Bondholders as a class and shall not have regard to any interests arising from circumstances particular to individual Bondholders (whatever their number) and, in particular but without limitation, shall not have regard to the consequences of any such exercise for individual Bondholders (whatever their number) resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to the jurisdiction of, any particular territory or any political sub-division thereof and the Trustee shall not be entitled to require, nor shall any Bondholder be entitled to claim, from the Issuer, the Guarantor, the Trustee or any other person any indemnification or payment in respect of any tax consequence of any such exercise upon individual Bondholders except to the extent already provided for in Condition 9 and/or any undertaking given in addition thereto or in substitution therefor under this Trust Deed.

(o)                                 After consultation with the Issuer, any trustee of this Trust Deed being a lawyer, accountant, broker or other person engaged in any profession or business shall be entitled to charge and be paid all usual professional and other charges for business transacted and acts done by him or his firm in connection with the trusts of this Trust Deed and also his proper charges in addition to disbursements for all other work and business done and all time spent by him or his firm in connection with matters arising in connection with this Trust Deed.

(p)                                 The Trustee may whenever it thinks fit delegate by power of attorney or otherwise to any person or persons or fluctuating body of persons (whether being a joint trustee of this Trust Deed or not) all or any of its trusts, powers, authorities and discretions under this Trust Deed.  Such delegation may be made upon such terms (including power to sub-delegate) and subject to such conditions and regulations as the Trustee may in the interests of the Bondholders think fit.  The Trustee shall not be under any obligation to supervise the proceedings or acts of any such delegate or sub-delegate or be in any way responsible for any Liability incurred by reason of any misconduct or default on the part of any such delegate or sub-delegate.  The Trustee shall within a reasonable time after any such delegation or any renewal, extension or termination thereof give notice thereof to the Issuer.

(q)                                 The Trustee may in the conduct of the trusts of this Trust Deed instead of acting personally employ and pay an agent (whether being a lawyer or other professional person) to transact or conduct, or concur in transacting or conducting, any business and to do, or concur in doing, all acts required to be done in connection with this Trust Deed (including the receipt and payment of money).  The Trustee shall not be in any way responsible for any Liability incurred by reason of any misconduct or default on the part of any such agent or be bound to supervise the proceedings or acts of any such agent.

(r)                                    The Trustee may appoint and pay any person to act as a custodian or nominee on any terms in relation to such assets of the trusts constituted by this Trust Deed as the Trustee may determine, including for the purpose of depositing with a custodian this Trust Deed or any document relating to the trusts constituted by this Trust Deed and the Trustee shall not be responsible for any Liability incurred by reason of the misconduct, omission or default on the part of any person appointed by it hereunder or be bound to supervise the proceedings or acts of such person; the Trustee is not obliged to appoint a custodian if the Trustee invests in securities payable to bearer.

(s)                                   The Trustee shall not be responsible for the execution, delivery, legality, effectiveness, adequacy, genuineness, validity, performance, enforceability or admissibility in evidence of this Trust Deed, the Agency Agreement, the Calculation Agency Agreement or the Escrow Deed or any other document relating or expressed to be supplemental thereto and shall not be liable for any failure to obtain any licence, consent or other authority for the execution, delivery, legality, effectiveness, adequacy, genuineness, validity, performance, enforceability or admissibility in evidence of this Trust Deed, the Agency Agreement, the Calculation Agency Agreement or the Escrow Deed or any other document relating or expressed to be supplemental thereto.

(t)                                    The Trustee shall not be responsible to any person for failing to request, require or receive any legal opinion relating to the Bonds or for checking or commenting upon the content of any such legal opinion and shall not be responsible for any Liability incurred thereby.

(u)                                 Subject to the requirements, if any, of the Stock Exchange, any corporation into which the Trustee shall be merged or with which it shall be consolidated or any company resulting from any such merger or consolidation shall be a party hereto and shall be the Trustee under this Trust Deed without executing or filing any paper or document or any further act on the part of the parties thereto and the Trustee shall, as soon as reasonably practicable thereafter, notify the Issuer of such consolidation or merger.

(v)                                 The Trustee shall not be bound to take any action in connection with this Trust Deed or any obligations arising pursuant thereto, including, without prejudice to the generality of the foregoing, forming any opinion or employing any Independent Financial Adviser (or any other financial adviser), where it is not satisfied that it will be indemnified against all Liabilities which may be incurred in connection with such action and may demand prior to taking any such action that there be paid to it in advance such sums as it considers (without prejudice to any further demand) shall be sufficient so to indemnify it.

(w)                               No provision of this Trust Deed shall require the Trustee to do anything which may (i) be illegal or contrary to applicable law or regulation; or (ii) cause it to expend or risk its own funds or otherwise incur any Liability in the performance of any of its duties or in the exercise of any of its rights, powers or discretions (including obtaining any advice which it might otherwise have thought appropriate or desirable to obtain), if it shall believe that repayment of such funds or adequate indemnity against such risk or Liability is not assured to it.

(x)                                 Unless notified to the contrary, the Trustee shall be entitled to assume without enquiry (other than requesting a certificate pursuant to subclause 13(p)) that no Bonds are held by, for the benefit of, or on behalf of, the Issuer, the Guarantor, any of their respective Subsidiaries or any holding company of the Issuer and/or the Guarantor or any Subsidiary of such holding company.

(y)                                 The Trustee shall have no responsibility whatsoever to the Issuer, the Guarantor, any Bondholder or any other person for the maintenance of or failure to maintain any rating of any of the Bonds by any rating agency.

(z)                                  Any certificate, advice, opinion or report of the Auditors, Independent Financial Adviser or any other expert or professional adviser called for by or provided to the Trustee (whether or not addressed to the Trustee) in accordance with or for the purposes of this Trust Deed may be relied upon by the Trustee as sufficient evidence of the facts stated therein notwithstanding that such certificate, advice, opinion or report and/or any engagement letter or other document entered into by the Trustee in connection therewith contains a monetary or other limit on the liability of the Auditors, Independent Financial Adviser or such other expert or professional adviser in respect thereof and notwithstanding that the scope and/or basis of such certificate, advice, opinion or report may be limited by any engagement or similar letter or by the terms of the certificate, advice, opinion or report itself.

(aa)                          The Trustee shall not be responsible for, or for investigating any matter which is the subject of, any recital, statement, representation, warranty or covenant of any person contained in this Trust Deed, or any other agreement or document relating to the transactions contemplated in this Trust Deed or under such other agreement or document.

(bb)                          The Trustee shall not be liable or responsible for any Liabilities or inconvenience which may result from anything done or omitted to be done by it in accordance with the provisions of this Trust Deed.

(cc)                            The Trustee shall not incur any liability to the Issuer, Bondholders or any other person in connection with any approval given by it pursuant to Clause 13(m) to any notice to be given to Bondholders by the Issuer; the Trustee shall not be deemed to have represented, warranted, verified or confirmed that the contents of any such notice are true, accurate or complete in any respects or that it may be lawfully issued or received in any jurisdiction.

(dd)                          When determining whether an indemnity or any security or pre-funding is satisfactory to it, the Trustee shall be entitled to evaluate its risk in any given circumstance by considering the worst-case scenario and, for this purpose, it may take into account, without limitation, the potential costs of defending or commencing proceedings in England or elsewhere and the risk, however remote, of any award of damages against it in England or elsewhere.

(ee)                            The Trustee shall be entitled to require that any indemnity or security given to it by the Bondholders or any of them be given on a joint and several basis and be supported by evidence satisfactory to it as to the financial standing and creditworthiness of each counterparty and/or as to the value of the security and an opinion as to the capacity, power and authority of each counterparty and/or the validity and effectiveness of the security.

(ff)                              The Trustee shall not be responsible for monitoring whether any notices to Bondholders are given in compliance with the requirements of the Stock Exchange or with any other legal or regulatory requirements.

(gg)                            The Trustee shall not be responsible for monitoring the amount standing to the credit of the Escrow Account and shall suffer no liability whatsoever where, on any Escrow Interest Payment Date, there is a failure to transfer such amounts to the Principal Paying and Conversion Agent or where such amounts are insufficient to meet interest payments due on such date.

(hh)                          The Trustee shall not at any time be under any duty or responsibility to any Bondholder to determine whether any facts exist which may require any adjustment of the Conversion Price or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or in this Trust Deed provided to be employed, in making the same. The Trustee shall not at any time be under any duty or responsibility in respect of the validity or value of the Shares, which may at any time be made available or delivered upon the conversion of any Bond; and it makes no representation with respect thereto. The Trustee shall not be responsible for any failure of the Issuer to make available or deliver any Shares or to make any payment upon an exercise of the Conversion Right in respect of any Bond or of the Issuer or the Guarantor to comply with any of its covenants contained in this Trust Deed.

(ii)                                  The Trustee shall be at liberty to accept and place full reliance on a certificate, affidavit or letter of confirmation signed on behalf of the X/N System, Euroclear, Clearstream, Luxembourg or any other direct participant or subparticipant in the X/N System, Euroclear, Clearstream, Luxembourg or any form of record made by the X/N System, Euroclear, Clearstream, Luxembourg or such participant or sub-participant, as sufficient evidence that at any particular time or throughout any particular period any person or persons are the holder or holders of any specified principal amount of Bonds (together with a notification from the X/N System or the operator thereof as to the identity of the relevant participant with whom a holder holds his Bonds) which shall be conclusive and binding for all purposes.

(jj)                                If the appointment of an Independent Financial Adviser is required by the Conditions, the Issuer shall procure that the relevant appointment is made promptly (at its expense) and, in any event, in time to enable the proper operation of the relevant provision. Without prejudice to the generality of this Clause 15(jj), if the Issuer fails to select an Independent Financial Adviser when required pursuant to the Conditions or this Trust Deed and such failure continues beyond a reasonable period (as determined by the Trustee), the Trustee may do so but shall not be obliged to do so unless it is indemnified and/or secured and/or prefunded to its satisfaction against all costs, fees and expenses incurred in doing so, including those of the Independent Financial Adviser itself.

(kk)                          The Trustee shall be entitled to deduct FATCA Withholding Tax, and shall have no obligation to gross-up any payment hereunder or to pay any additional amount as a result of such FATCA Withholding Tax.

16.                               TRUSTEE’S LIABILITY

16.1                        Nothing in this Trust Deed shall exempt the Trustee from or indemnify it against any liability which by virtue of any rule of law would otherwise attach to it in respect of any gross negligence, wilful misconduct or fraud of which it may be guilty in relation to its duties under this Trust Deed where the Trustee has failed to show the degree of care and diligence required of it as trustee having regard to the provisions of this Trust Deed conferring on it any trusts, powers, authorities or discretions.

16.2                        Notwithstanding any provision of this Trust Deed to the contrary, the Trustee shall not in any event be liable for:

(a)           loss of profit, loss of business, loss of goodwill, loss of opportunity, whether direct or indirect: and

(b)           special, indirect, punitive or consequential loss or damage of any kind whatsoever,

whether or not foreseeable, whether or not the Trustee can reasonably be regarded as having assumed responsibility at the time this Trust Deed is entered into, even if the Trustee has been advised of the likelihood of such loss or damage, unless the claim for loss or damage is made in respect of fraud on the part of the Trustee.

17.                               TRUSTEE NOT PRECLUDED FROM ENTERING INTO CONTRACTS

Neither the Trustee nor any director or officer or holding company, subsidiary or associated company of a corporation acting as a trustee under this Trust Deed shall by reason of its or his fiduciary position be in any way precluded from:

(a)                                 entering into or being interested in any contract or financial or other transaction or arrangement with the Issuer or the Guarantor or any person or body corporate associated with the Issuer or the Guarantor (including without limitation any contract, transaction or arrangement of a banking or insurance nature or any contract, transaction or arrangement in relation to the making of loans or the provision of financial facilities or financial advice to, or the purchase, placing or underwriting of or the subscribing or procuring subscriptions for or otherwise acquiring, holding or dealing with, or acting as paying agent in respect of, the Bonds or any other bonds, notes, stocks, shares, debenture stock, debentures or other securities of, the Issuer or the Guarantor or any person or body corporate associated as aforesaid); or

(b)                                 accepting or holding the trusteeship of any other trust deed constituting or securing any other securities issued by or relating to the Issuer or the Guarantor or any such person or body corporate so associated or any other office of profit under the Issuer or the Guarantor or any such person or body corporate so associated, and shall be entitled to exercise and enforce its rights, comply with its obligations and perform its duties under or in relation to any such contract, transaction or arrangement as is referred to in (a) above or, as the case may be, any such trusteeship or office of profit as is referred to in (b) above without regard to the interests of the Bondholders and notwithstanding that the same may be contrary or prejudicial to the interests of the Bondholders and shall not be responsible for any Liability occasioned to the Bondholders thereby and shall be entitled to retain and shall not be in any way liable to account for any profit made or share of brokerage or commission or remuneration or other amount or benefit received thereby or in connection therewith.

Where any holding company, subsidiary or associated company of the Trustee or any director or officer of the Trustee acting other than in his capacity as such a director or officer has any information, the Trustee shall not thereby be deemed also to have knowledge of such information and, unless it shall have actual knowledge of such information, shall not be responsible for any loss suffered by Bondholders resulting from the Trustee’s failing to take such information into account in acting or refraining from acting under or in relation to this Trust Deed.

18.                               WAIVER, AUTHORISATION, DETERMINATION AND MODIFICATION

18.1                        Waiver, Authorisation and Determination

The Trustee may without the consent or sanction of the Bondholders and without prejudice to its rights in respect of any subsequent breach, Event of Default or Potential Event of Default from time to time and at any time but only if and in so far as in its opinion the interests of the Bondholders shall not be materially prejudiced thereby waive or authorise any breach or proposed breach by the Issuer or the Guarantor of any of the covenants or provisions contained in this Trust Deed, the Escrow Deed or the Agency Agreement or determine that any Event of Default or Potential Event of Default shall not be treated as such for the purposes of this Trust Deed PROVIDED ALWAYS THAT the Trustee shall not exercise any powers conferred on it by this Clause in contravention of any express direction given by Extraordinary Resolution or by a request under Condition 14 but so that no such direction or request shall affect any waiver, authorisation or determination previously given or made.  Any such waiver, authorisation or determination may be given or made on such terms and subject to such conditions (if any) as the Trustee may determine, shall be binding on the Bondholders and, if, but only if, the Trustee shall so require, shall be notified by the Issuer to the Bondholders in accordance with Condition 16 as soon as practicable thereafter.

18.2                        Modification

The Trustee may without the consent or sanction of the Bondholders at any time and from time to time concur with the Issuer and the Guarantor in making any modification (a) to this Trust Deed, the Escrow Deed or the Agency Agreement (except such modifications set out in (i) to (v) of Condition 14.1) which in the opinion of the Trustee it may be proper to make PROVIDED THAT the Trustee is of the opinion that such modification is not materially prejudicial to the interests of the Bondholders or (b) to this Trust Deed, the Escrow Deed or the Agency Agreement if in the opinion of the Trustee such modification is of a formal, minor or technical nature or to correct a manifest error or an error which is, in the opinion of the Trustee, proven. Any such modification may be made on such terms and subject to such conditions (if any) as the Trustee may determine, shall be binding upon the Bondholders and, unless the Trustee agrees otherwise, shall be notified by the Issuer to the Bondholders in accordance with Condition 16 as soon as practicable thereafter.

18.3                        Breach

Any breach of or failure to comply with any such terms and conditions as are referred to in subclauses 18.1 and 18.2 shall constitute a default by the Issuer or the Guarantor (as the case may be) in the performance or observance of a covenant or provision binding on it under or pursuant to this Trust Deed.

19.                               SUBSTITUTION

19.1                        (a)           The Trustee may without the consent of the Bondholders at any time agree with the Issuer and the Guarantor to the substitution in place of the Issuer (or of the previous substitute under this Clause) as the principal debtor under this Trust Deed of any Successor in Business of the Issuer or any Subsidiary of the Issuer, (such substituted company being hereinafter called the New Company) provided that a trust deed is executed or some other form of undertaking is given by the New Company in form and manner satisfactory to the Trustee, agreeing to be bound by the provisions of this Trust Deed with any consequential amendments which the Trustee may deem appropriate as fully as if the New Company had been named in this Trust Deed as the principal debtor in place of the Issuer (or of the previous substitute under the Clause).

(b)                                 The following further conditions shall apply to (a) above:

(i)                                     save in the case of a Substitution in place of the Issuer of a Successor in Business, the Bonds are unconditionally and irrevocably guaranteed by the Issuer and continue to be convertible or exchangeable into Ordinary Shares as provided in this Trust Deed mutatis mutandis as provided in this Trust Deed, or, in the case of a substitution in place of the Issuer of a Successor in Business, the Bonds being exchangeable into the class and amount of shares and other securities and property of the Successor in Business as prescribed by and in accordance with Condition 6.13;

(ii)                                  the Issuer, the Guarantor and the New Company shall comply with such other requirements as the Trustee may direct in the interests of the Bondholders;

(iii)                               where the New Company is incorporated, domiciled or resident in, or subject generally to the taxing jurisdiction of, a territory other than or in addition to Belgium or Spain or any political sub-division or any authority therein or thereof having power to tax, undertakings or covenants shall be given by the New Company in terms corresponding to the provisions of Condition 9 with the substitution for (or, as the case may be, the addition to) the references to Belgium or Spain of references to that other or additional territory in which the New Company is incorporated, domiciled or resident or to whose taxing jurisdiction it is subject and (where applicable) Condition 7.3 shall be modified accordingly;

(iv)                              the Guarantee continuing in full force and effect;

(v)                                 without prejudice to the rights of reliance of the Trustee under the immediately following paragraph (vi), the Trustee is satisfied that the relevant transaction is not materially prejudicial to the interests of the Bondholders; and

(vi)                              if two Directors of the New Company (or other officers acceptable to the Trustee) shall certify that the New Company is solvent both at the time at which the relevant transaction is proposed to be effected and immediately thereafter (which certificate the Trustee may rely upon absolutely) the Trustee shall not be under any duty to have regard to the financial condition, profits or prospects of the New Company or to compare the same with those of the Issuer or the previous substitute under this Clause as applicable.

19.2                        Any such trust deed or undertaking shall, if so expressed, operate to release the Issuer or the previous substitute as aforesaid from all of its obligations as principal debtor under this Trust Deed.  Not later than 14 days after the execution of such documents and compliance with such requirements, the New Company shall give notice thereof in a form previously approved by the Trustee to the Bondholders in the manner provided in Condition 16.  Upon the execution of such documents and compliance with such requirements, the New Company shall be deemed to be named in this Trust Deed as the principal debtor in place of the Issuer (or in place of the previous substitute under this Clause) under this Trust Deed and this Trust Deed shall be deemed to be modified in such manner as shall be necessary to give effect to the above provisions and, without limitation, references in this Trust Deed to the Issuer shall, unless the context otherwise requires, be deemed to be or include references to the New Company.

20.                               APPOINTMENT, RETIREMENT AND REMOVAL OF THE TRUSTEE

20.1                        Appointment

The Issuer has the power of appointing new trustees but no-one may be so appointed unless previously approved by an Extraordinary Resolution. A trust corporation will at all times be a trustee and may be the sole trustee. Any appointment of a new trustee will be notified by the Issuer to the Bondholders as soon as practicable.

20.2                        Retirement and Removal

Any Trustee may retire at any time on giving at least 60 days’ written notice to the Issuer and the Guarantor without giving any reason or being responsible for any costs occasioned by such retirement and the Bondholders may by Extraordinary Resolution remove any Trustee provided that the retirement or removal of a sole trust corporation will not be effective until a trust corporation is appointed as successor Trustee. If a sole trust corporation gives notice of retirement or an Extraordinary Resolution is passed for its removal, the Issuer will use all reasonable endeavours to procure that another trust corporation be appointed as Trustee and if it fails to procure the appointment of a new trustee within 30 days of the expiry of the Trustee notice referred to in this Clause or within 30 days after the passing of such Extraordinary Resolution, the Trustee shall be entitled to procure forthwith the appointment of a new trustee.

20.3                        Co-Trustees

The Trustee may, despite Clause 20.1, by written notice to the Issuer and the Guarantor appoint anyone to act either as a separate trustee or as a Co-Trustee jointly with the Trustee:

(a)                                 if the Trustee considers the appointment to be in the interests of the Bondholders;

(b)                                 to conform with a legal requirement, restriction or condition in a jurisdiction in which a particular act is to be performed; or

(c)                                  to obtain a judgment or to enforce a judgment or any provision of this Trust Deed in any jurisdiction.

Subject to the provisions of this Trust Deed the Trustee may confer on any person so appointed such functions as it thinks fit. The Trustee may by written notice to the Issuer, the Guarantor and that person remove that person so appointed. At the Trustee’s request, each of the Issuer and the Guarantor will forthwith do all things as may be required to perfect such appointment or removal and each of them irrevocably appoints the Trustee as its attorney in its name and on its behalf to do so.

20.4                        Competence of a Majority of Trustees

If there are more than two Trustees the majority of them will be competent to perform the Trustee’s functions provided the majority includes a trust corporation.

20.5                        Merger

Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Clause, without the execution or filing of any paper or any further act on the part of any of the parties hereto, whereupon the parties hereto and such successor Trustee shall have the same rights and obligations as would have been the case had they entered into an agreement in the form mutatis mutandis of this Trust Deed.

21.                               CURRENCY INDEMNITY

21.1                        Currency of Account and Payment

Euro (the Contractual Currency) is the sole currency of account and payment for all sums payable by the Issuer or the Guarantor under or in connection with this Trust Deed and the Bonds, including damages but except in relation to expenses incurred by the Trustee in another currency.

21.2                        Extent of discharge

An amount received or recovered in a currency other than the Contractual Currency (whether as a result of, or the enforcement of, a judgment or order of a court of any jurisdiction, in the insolvency, winding-up or dissolution of the Issuer or otherwise), by the Trustee or any Bondholder in respect of any sum expressed to be due to it from the Issuer or Guarantor will only discharge the Issuer and

Guarantor to the extent of the Contractual Currency amount which the recipient is able to purchase with the amount so received or recovered in that other currency on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so).

21.3                        Indemnity

If that Contractual Currency amount is less than the Contractual Currency amount expressed to be due to the recipient under this Trust Deed or the Bonds, each of the Issuer and the Guarantor will indemnify it against any loss sustained by it as a result. In any event, the Issuer will indemnify the recipient against the cost of making any such purchase.

21.4                        Indemnities separate

The indemnities in this Clause 21 and in Clause 14.4 constitute separate and independent obligations from the other obligations in this Trust Deed, will give rise to a separate and independent cause of action, will apply irrespective of any indulgence granted by the Trustee and/or any Bondholder and will continue in full force and effect despite the termination of this agreement or any judgment, order, claim or proof for a liquidated amount in respect of any sum due under this Trust Deed and/or the Bonds or any other judgment or order.

22.                               COMMUNICATIONS

Any communication shall be in the English language or shall be accompanied by a certified English translation and shall be delivered by letter or fax:

In the case of the Issuer, to it at:

TiGenix NV
Romeinse straat 12, box 2
3001 Leuven
Belgium
Fax Number:	+32 (0) 16 39 79 70
Email:	an.moonen@tigenix.com; claudia.daugusta@tigenix.com
Attention of:	CFO and Legal Department, with a copy to TiGenix S.A.U. (see details below)

In the case of the Guarantor, to the Guarantor at:

TiGenix S.A.U.
Calle Marconi 1
Parque Tecnológico de Madrid
Tres Cantos
28760 Madrid
Spain

Fax no.:	+34 91 804 92 63
Email:	an.moonen@tigenix.com; claudia.daugusta@tigenix.com
Attention:	Director Financiero y Departamento Legal

in the case of the Trustee, to it at:

BNP Paribas Trust Corporation UK Limited
55 Moorgate

London EC2R 6PA
United Kingdom

Fax no.:	+44 20 7595 5078
Attention:	The Directors

Communications will take effect, in the case of letter, when delivered or, in the case of fax, when despatched. Communications not by letter shall be confirmed by letter but failure to send or receive that letter shall not invalidate the original communication.

23.                               COUNTERPARTS

This Trust Deed may be executed and delivered in any number of counterparts, all of which, taken together, shall constitute one and the same deed and any party to this Trust Deed may enter into the same by executing and delivering a counterpart.

24.                               X/N SYSTEM

24.1                        Information

The Trustee may have regard to any information (if any), provided to it by the X/N System, Euroclear, Clearstream, Luxembourg or on behalf of the X/N System, Euroclear, Clearstream, Luxembourg or the Domiciliary Agent or the Paying and Conversion Agent as to the identity of the holders of the Bonds.

24.2                        Evidence

The records of the X/N System, Euroclear or Clearstream, Luxembourg shall, in the absence of manifest error, be conclusive evidence as to the holding of Bonds and the identity of relevant Bondholders.

25.                               GOVERNING LAW AND JURISDICTION

25.1                        Governing Law

This Trust Deed and any non-contractual obligations arising out of or in connection with it shall be governed by and construed in accordance with English law (except for the provisions relating to meetings of Bondholders and the dematerialised form of the Bonds and the issue of Ordinary Shares and Additional Ordinary Shares following conversion, which shall be governed by and construed in accordance with Belgian law).

25.2                        Jurisdiction

The courts of England are to have jurisdiction to settle any disputes which may arise out of or in connection with this Trust Deed or the Bonds and any non-contractual obligations arising out of or in connection with them and accordingly any legal action or proceedings arising out of or in connection with this Trust Deed or the Bonds (Proceedings) may be brought in such courts. Each of the Issuer and the Guarantor irrevocably submits to the jurisdiction of such courts and waives any objections to Proceedings in such courts on the ground of venue or on the ground that the Proceedings have been brought in an inconvenient forum. These submissions are for the benefit of each of the Trustee and the Bondholders and shall not limit the right of any of them to take Proceedings in any other court of competent jurisdiction nor shall the taking of Proceedings in any one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not).

25.3                        Service of Process

Each of the Issuer and the Guarantor irrevocably appoints Law Debenture Corporate Services Limited as its authorised agent for service of process in England and shall deliver to the Trustee a copy of the agent’s acceptance of that appointment within 30 days of such appointment. If for any reason such agent shall cease to be such agent for service of process, each of the Issuer and the Guarantor shall forthwith, on request of the Trustee, appoint a new agent for service of process in England and deliver to the Trustee a copy of the agent’s acceptance of that appointment within 30 days of such appointment. Nothing in this Trust Deed shall affect the right to serve process in any other manner permitted by law.

SCHEDULE 1

PROVISIONS FOR MEETINGS OF BONDHOLDERS

Interpretation

1.                                      In this Schedule:

1.1                               references to a meeting are to a meeting of Bondholders and include, unless the context otherwise requires, any adjournment;

1.2                               agent means a proxy or representative for a Bondholder;

1.3                               Extraordinary Resolution means a resolution passed at a meeting duly convened and held in accordance with this Trust Deed by a majority of at least 75 per cent of the votes cast; and

1.4                               references to persons representing a proportion of the Bonds are to Bondholders or agents holding or representing in the aggregate at least that proportion in principal amount of the Bonds for the time being outstanding.

Powers of meetings

2.                                      A meeting shall, subject to the Conditions and without prejudice to any powers conferred on other persons by this Trust Deed, have power by Extraordinary Resolution:

2.1                               to sanction any proposal by the Issuer, the Guarantor or the Trustee (and, for the avoidance of doubt, only with the assent of the Issuer) for any modification, abrogation, variation or compromise of, or arrangement in respect of, the rights of the Bondholders against the Issuer, whether or not those rights arise under this Trust Deed;

2.2                               to sanction the exchange or substitution for the Bonds of, or the conversion of the Bonds into, shares, bonds or other obligations or securities of the Issuer, the Guarantor or any other person or body corporate formed or to be formed (other than as permitted under this Trust Deed);

2.3                               to assent to any modification of this Trust Deed or the Bonds proposed by the Issuer, the Guarantor or the Trustee (and, for the avoidance of doubt, only with the assent of the Issuer);

2.4                               to authorise anyone to concur in and do anything necessary to carry out and give effect to an Extraordinary Resolution;

2.5                               to give any authority, direction or sanction required to be given by Extraordinary Resolution;

2.6                               to appoint any persons (whether Bondholders or not) as a committee or committees to represent the Bondholders’ interests and to confer on them any powers or discretions which the Bondholders could themselves exercise by Extraordinary Resolution;

2.7                               to approve the substitution of any entity for the Issuer (or any previous substitute) as principal debtor under this Trust Deed or the Bonds, provided that nothing in this paragraph shall be interpreted to mean that the consent of Bondholders is required in relation to any substitution that the Trustee may otherwise agree to under Clause 19 of this Trust Deed;

2.8                               to approve a proposed new Trustee and to remove a Trustee; and

2.9                               to discharge or exonerate the Trustee from any liability to the Bondholders in respect of any act or omission for which it may become responsible under this Trust Deed or the Bonds provided that the special quorum provisions in paragraph 13.2 shall apply to any Extraordinary Resolution (a special quorum resolution) for the purpose of sub-paragraph 2.2 and for the purposes of sub-paragraph 2.1 or 2.3, which would have the effect of: (i) proposal to change any date fixed for payment of principal or interest in respect of the Bonds, to reduce the amount of principal or interest payable on any date in respect of the Bonds or to alter the method of calculating the amount of any payment in respect of the Bonds on redemption or maturity or the date for any such payment; (ii) proposal to effect the exchange, conversion or substitution of the Bonds for, or the conversion of the Bonds into, shares, bonds or other obligations or securities of the Issuer or any other person or body corporate formed or to be formed (other than as permitted under the Conditions and this Trust Deed); (iii) proposal to change the currency in which amounts due in respect of the Bonds are payable; (iv) proposal to modify the provisions relating to, or cancel, the Conversion Rights (other than a reduction to the Conversion Price) or (v) proposal to change the quorum required at any meeting of Bondholders or the majority required to pass an Extraordinary Resolution.

Convening a meeting

3.                                      The Issuer or the Trustee may at any time convene a meeting. If any of such persons receives a written request by Bondholders holding not less than one-fifth of the aggregate principal amount of the outstanding Bonds, such person shall convene a meeting (subject, in the case of the Trustee, to being indemnified and/or secured and/or prefunded to its satisfaction) or, in the case of a Trustee receiving a request it may demand that the Issuer shall convene a meeting. Every meeting shall be held at a time and place approved by the Trustee. For the avoidance of doubt, all meetings of Bondholders relating to matters listed in article 568 sq of the Belgian Companies Code will be held in accordance with the Belgian Companies Code (see also paragraphs 23 and 28 below). At the Closing Date, such article provides that such matters are: (i) assent to an extension of an Interest Period, a reduction of the applicable rate of interest or a modification of the conditions applicable to the payment of interest; (ii) assent to an extension of the Final Maturity Date, a suspension of the Issuer’s obligation to redeem the Bonds on the Final Maturity Date or a modification of the conditions under which such redemption is required to be made; (iii) assent to an exchange of the Bonds for equity in the Issuer; (iv) accept any security interests established in favour of the Bondholders or a modification to the nature or scope of any existing security interest or a modification to the release mechanics of any existing security interests; (v) assent to any decision to take any conservatory measures in the general interest of the Bondholders (without prejudice to the right of the Trustee to take any action in accordance with this Trust Deed); and (vi) assent to the appointment of any representative to implement any above resolution. The Issuer may with the consent of the Trustee or the Trustee may establish procedures for the votes of those Bondholders who do not wish to attend the meeting to cast their votes provided that such procedures are notified to Bondholders at the same time as or before they are given notice of a meeting.

4.                                      At least 15 days’ notice (exclusive of the day on which the notice is given and of the day of the meeting) shall be given to the Bondholders. A copy of the notice shall be given by the party convening the meeting to the other parties. The notice shall specify the day, time and place of meeting, the agenda and the terms of the resolutions to be proposed and shall explain how Bondholders may appoint proxies or representatives and the details of the time limits applicable. The convening notice must be published in accordance with Article 570 of the Belgian Company Code which at the Closing Date requires an announcement to be published at least 15 days (as aforesaid) before the meeting in the Belgian State Gazette (Moniteur Belge/Belgisch Staatsblad) and in a nationally distributed newspaper in Belgium.

Arrangements for voting

5.                                      As used in this Schedule the following expressions shall have the following meanings unless the context otherwise requires:

5.1                               Recognised Accountholder shall mean, in relation to one or more Bonds, the Recognised Accountholder (teneur de compte agrée/erkende rekeninghouder) within the meaning of Article 468 of the Company Code with which the Bondholder holds such Bonds on a securities account;

5.2                               Voting Certificate shall mean a certificate in Dutch or French (with a translation in English) issued by the Recognised Accountholder or the X/N System and dated in which it is stated:

5.2.1                     that on the date thereof Bonds (not being Bonds in respect of which a Block Voting Instruction has been issued and is outstanding in respect of the meeting specified in such Voting Certificate and any such adjourned meeting) of a specified principal amount outstanding were (to the satisfaction of such Recognised Accountholder or X/N System) held to its order or under its control and blocked by it and that no such Bonds will cease to be so held and blocked until the first to occur of:

(i)                                     the conclusion of the meeting specified in such certification or, if applicable, any adjourned such meeting; and

(ii)                                  the surrender of the certificate to the Recognised Accountholder or X/N System who issued the same; and

5.2.2                     that until the release of the Bonds represented thereby the bearer thereof is entitled to attend and vote at such meeting and any such adjourned meeting in respect of the Bonds represented by such certificate.

5.3                               Block Voting Instruction shall mean a document in Dutch or French (with a translation in English) issued by the Recognised Accountholder or X/N System and dated in which:

5.3.1                     it is certified that Bonds (not being Bonds in respect of which a Voting Certificate has been issued and is outstanding in respect of the meeting specified in such Block Voting Instruction and any such adjourned meeting) of a specified principal amount outstanding were (to the satisfaction of such Recognised Accountholder or X/N System) held to its order or under its control and blocked by it and that no such Bonds will cease to be so held and blocked until the first to occur of:

(i)                                     the conclusion of the meeting specified in such document or, if applicable, any such adjourned meeting; and

(ii)                                  the giving of notice by the Recognised Accountholder or the X/N System to the Issuer, stating that certain of such Bonds cease to be held with it or under its control and blocked and setting out the necessary amendment to the Block Voting Instruction;

5.3.2                     it is certified that each holder of such Bonds has instructed such Recognised Accountholder or X/N System, that the vote(s) attributable to the Bond(s) so held and blocked should be cast in a particular way in relation to the resolution or resolutions to be put to such meeting or any such adjourned meeting and that all such instructions are during the period commencing three (3) Business Days prior to the time for which such meeting or any such adjourned meeting is convened and ending at the conclusion or adjournment thereof neither revocable nor capable of amendment;

5.3.3                     the nominal amount of the Bonds so held and blocked is stated, distinguishing with regard to each resolution between those in respect of which instructions have been given as aforesaid that the votes attributable thereto should be cast in favour of the resolution and those in respect of which instructions have been so given that the votes attributable thereto should be cast against the resolution; and

5.3.4                     one or more persons named in such document (each hereinafter called a proxy) is or are authorised and instructed by such Recognised Accountholder or X/N System to cast the votes attributable to the Bonds so listed in accordance with the instructions referred to in paragraph 5.3.2 above as set out in such document.

6.                                      Voting Certificates and Block Voting Instructions will only be issued in respect of Bonds (to the satisfaction of such Recognised Accountholder or X/N System) held to the order or under the control and blocked by a Recognised Accountholder or X/N System not less than three (3) Business Days and no more than six (6) Business Days before the time for which the meeting or the poll to which the same relate has been convened or called and shall be valid for so long as the relevant Bonds continue to be so held and blocked and during the validity thereof the holder of any such Voting Certificate or (as the case may be) the proxies named in any such Block Voting Instruction shall, for all purposes in connection with the relevant meeting of the Bondholders, be deemed to be the holder of the Bonds to which such Voting Certificate or Block Voting Instruction relates and the Recognised Accountholder or X/N System with which such Bonds have been deposited or to whose order or under whose control they are held or the person holding them blocked as aforesaid shall be deemed for such purpose not to be the holder of those Bonds.

7.                                      Each Block Voting Instruction shall be deposited at the registered office of the Issuer not less than three Business Days before the time appointed for holding the general meeting or adjourned general meeting at which the proxies named in the Block Voting Instruction propose to vote and in default of such deposit the Block Voting Instruction shall not be treated as valid unless the chairman of the general meeting decides otherwise before such general meeting or adjourned general meeting proceeds to business.

8.                                      Articles 578 and 579 of the Company Code shall apply.

Chairman

9.                                      The chairman of a meeting shall be such person as the Trustee may nominate in writing, but if no such nomination is made or if the person nominated is not present within 15 minutes after the time fixed for the meeting the Bondholders or agents present shall choose one of their number to be chairman, failing which the Issuer may appoint a chairman.

10.                               The chairman may, but need not, be a Bondholder or agent. The chairman of an adjourned meeting need not be the same person as the chairman of the original meeting.

Attendance

11.                               The following may attend and speak at a meeting:

11.1                        Bondholders and agents

11.2                        the chairman

11.3                        the Issuer, the Guarantor and the Trustee (through their respective representatives) and their respective financial and legal advisers.

No-one else may attend or speak.

Quorum and Adjournment

12.                               No business (except choosing a chairman) shall be transacted at a meeting unless a quorum is present at the commencement of business. If a quorum is not present within 15 minutes from the time initially fixed for the meeting, it shall, if convened on the requisition of Bondholders or if the Issuer and the Trustee agree, be dissolved. In any other case it shall be adjourned until such date, not less than 15 clear days nor more than 42 days later, and time and place as the chairman may decide. If a quorum is not present within 15 minutes from the time fixed for a meeting so adjourned, the meeting shall be dissolved.

13.                               One or more Bondholders or agents present in person shall be a quorum:

13.1                        in the cases marked No minimum proportion in the table below, whatever the proportion of the Bonds which they represent; or

13.2                        in any other case, only if they represent the proportion of the Bonds shown by the table below.

COLUMN 1	COLUMN 2	COLUMN 3
Purpose of meeting	Any meeting except one referred to in Column 3	Meeting previously adjourned through want of quorum
	Required proportion	Required proportion

To pass any special quorum resolution	50 per cent.	25 per cent.

To pass any Extraordinary Resolution relating to any matter referred to in paragraph 2 but which in each case does not constitute a special quorum resolution	50 per cent.	No minimum proportion

Matters referred to in article 568, second paragraph, 2° and 3° of the Belgian Companies Code	No minimum proportion	No minimum proportion

Any other purpose	50 per cent.	No minimum proportion

14.                               The chairman may with the consent of (and shall if directed by) a meeting adjourn the meeting from time to time and from place to place. Only business which could have been transacted at the original meeting may be transacted at a meeting adjourned in accordance with this paragraph or paragraph 12.

15.                               At least 15 days’ notice of a meeting adjourned through want of a quorum shall be given in the same manner as for an original meeting and that notice shall state the quorum required at the adjourned meeting. No notice need, however, otherwise be given of an adjourned meeting.

Voting

16.                               Each question submitted to a meeting shall be decided by a show of hands unless a poll is (before, or on the declaration of the result of, the show of hands) demanded by the chairman, the Issuer, the Trustee or one or more persons representing 2 per cent of the Bonds.

17.                               Unless a poll is demanded a declaration by the chairman that a resolution has or has not been passed shall be conclusive evidence of the fact without proof of the number or proportion of the votes cast in favour of or against it.

18.                               If a poll is demanded, it shall be taken in such manner and (subject as provided below) either at once or after such adjournment as the chairman directs. The result of the poll shall be deemed to be the resolution of the meeting at which it was demanded as at the date it was taken. A demand for a poll shall not prevent the meeting continuing for the transaction of business other than the question on which it has been demanded.

19.                               A poll demanded on the election of a chairman or on a question of adjournment shall be taken at once.

20.                               On a show of hands every person entitled to vote who is present in person or who is a proxy or representative has one vote. On a poll every such person has one vote for each €100,000 principal amount of Bonds for which he is a proxy or representative. Without prejudice to the obligations of proxies or representatives, a person entitled to more than one vote need not use them all or cast them all in the same way.

21.                               In case of equality of votes the chairman shall both on a show of hands and on a poll have a casting vote in addition to any other votes which he may have.

Effect and Publication of an Extraordinary Resolution

22.                               An Extraordinary Resolution, subject to paragraph 23 shall be binding on all the Bondholders, whether or not present at the meeting and they shall be bound to give effect to it accordingly. The passing of such a resolution shall be conclusive evidence that the circumstances justify its being passed. The Issuer shall give notice in accordance with Condition 16 of the passing of an Extraordinary Resolution to Bondholders within 14 days but failure to do so shall not invalidate the resolution.

23.                               In the event that an Extraordinary Resolution of Bondholders relating to any of the matters listed in Article 568 of the Belgian Company Code is adopted by Bondholders holding or representing less than one-third of the aggregate principal amount of the Bonds outstanding (whether present or represented at the meeting of Bondholders or not) (and without prejudice to the application of Article 574 of the Belgian Company Code (including any exception including therein)), the Issuer shall file, within eight days of the Extraordinary Resolution of Bondholders being adopted, a request for ratification of the Extraordinary Resolution of Bondholders by the Belgian Court of Appeal in the district where the Issuer’s registered office is located and such Extraordinary Resolution shall not be binding unless so approved.

Minutes

24.                               Minutes shall be made of all resolutions and proceedings at every meeting (and a list of the attendees of such meeting shall be attached to such minutes) and, if purporting to be signed by the chairman of that meeting or of the next succeeding meeting, shall be conclusive evidence of the matters in them. Until the contrary is proved every meeting for which minutes have been so made and signed shall be deemed to have been duly convened and held and all resolutions passed or proceedings transacted at it to have been duly passed and transacted.

Written Resolutions

25.                               A written resolution signed by the holders of 100 per cent. in principal amount of the Bonds outstanding shall take effect as if it were an Extraordinary Resolution.  Subject to the following paragraph, a resolution in writing may be contained in one document or several documents in the same form, each signed by or on behalf of one or more Bondholders.

26.                               For so long as the Bonds are in dematerialised form represented by book entry in the records of the NBB System and held by their holders through participants in the NBB System, including Euroclear and Clearstream, Luxembourg (each of the NBB System, Euroclear and Clearstream, Luxembourg being a Relevant Clearing System) and through other financial intermediaries which in turn hold the Bonds through Euroclear and Clearstream, Luxembourg, or other participants in the NBB System, then, in respect of any resolution proposed by the Issuer or the Trustee for the purpose of determining whether a written resolution has been validly passed, the Issuer, the Guarantor and the Trustee shall be entitled to rely on consent or instructions given in writing directly to the Issuer and/or the Trustee, as the case may be, by accountholders in any Relevant Clearing System with entitlements to the Bonds or, where the accountholders hold any such entitlement on behalf of another person, on written consent from or written instruction by the person for whom such entitlement is ultimately beneficially held, whether such beneficiary holds directly with the accountholder or via one or more intermediaries and provided that, in each case, the Issuer, the Guarantor and the Trustee have obtained commercially reasonable evidence to ascertain the validity of such holding and have taken reasonable steps to ensure that such holding does not alter following the giving of such consent or instruction and prior to the effecting of such amendment. Any resolution passed in such manner shall be binding on all Bondholders even if the relevant consent or instruction proves to be defective. As used in this paragraph, commercially reasonable evidence includes any Voting Certificate which shall, in the absence of manifest error, be conclusive and binding for all purposes.

Trustee’s Power to Prescribe Regulations

27.                               Subject to all other provisions in this Trust Deed and any Belgian law requirements the Trustee may without the consent of the Bondholders prescribe such other or further regulations regarding the holding of meetings and attendance and voting at them as it in its sole discretion determines including (without limitation) (i) such requirements as the Trustee thinks reasonable to satisfy itself that the persons who purport to make any requisition in accordance with this Trust Deed are entitled to do so and as to the form of voting certificates or block voting instructions so as to satisfy itself that persons who purport to attend or vote at a meeting are entitled to do so and (ii) such requirements as the Trustee thinks necessary to comply with Belgian law.

Compliance with Belgian Law

28.                               Subject to all other provisions contained herein, the Issuer may prescribe such further regulations regarding the holding of general meetings of Bondholders and attendance and voting thereat as are necessary to comply with Belgian Law.

SCHEDULE 2

TERMS AND CONDITIONS

The issue of the €25,000,000 9 per cent. Guaranteed Senior Unsecured Convertible Bonds due 2018 (the Bonds, which expression shall, unless otherwise indicated, include any Further Bonds) was (save in respect of any such Further Bonds) authorised by a resolution of the Board of Directors of TiGenix NV (the Issuer) passed on 26 February 2015.  The giving of the guarantee in respect of the Bonds by TiGenix S.A.U. (the Guarantor) pursuant to the Trust Deed (as defined below) was authorised by a resolution of the Board of Directors of the Guarantor passed on 23 February 2015. The Bonds are constituted by a trust deed dated 6 March 2015 (the Trust Deed) between the Issuer, the Guarantor and BNP Paribas Trust Corporation UK Limited (the Trustee, which expression shall include all persons for the time being appointed as the trustee or trustees under the Trust Deed) as trustee for the holders (as defined below) of the Bonds.  The statements set out in these Terms and Conditions (the Conditions) are summaries of, and are subject to, the detailed provisions of the Trust Deed, which includes the form of the Bonds.  The Bondholders are entitled to the benefit of, are bound by, and are deemed to have notice of, all the provisions of the Trust Deed and those provisions applicable to them which are contained in the Paying and Conversion Agency Agreement dated 6 March 2015 (the Agency Agreement) relating to the Bonds between the Issuer, the Guarantor, the Trustee, BNP Paribas Securities Services S.C.A., Brussels branch (the Principal Paying and Conversion Agent and the Domiciliary Agent, which expressions shall include any successor as Principal Paying and Conversion Agent or Domiciliary Agent, respectively, under the Agency Agreement), the other Paying and Conversion Agents for the time being (such persons, together with the Principal Paying and Conversion Agent, being referred to below as the Paying and Conversion Agents, which expression shall include their successors as Paying and Conversion Agents under the Agency Agreement). The Issuer and the Guarantor have also entered into a Calculation Agency Agreement dated 6 March 2015 (the Calculation Agency Agreement) with Conv-Ex Advisors Limited (the Calculation Agent which expression shall include any successor as calculation agent under the Calculation Agency Agreement) whereby the Calculation Agent has been appointed to make certain calculations in relation to the Bonds. The Issuer, the Guarantor and the Trustee have also entered into an Escrow Deed dated 6 March 2015 (the Escrow Deed) with BNP Paribas Securities Services, Luxembourg Branch (the Escrow Agent) whereby the Escrow Agent will hold and release certain funds as described in Condition 3.2.

Copies of each of the Trust Deed, the Agency Agreement, the Calculation Agency Agreement and the Escrow Deed are available for inspection by Bondholders by prior appointment during normal business hours at the registered office for the time being of the Trustee (being at the Closing Date (as defined herein) at 55 Moorgate, London EC2R 6PA), and at the specified offices of the Paying and Conversion Agents.

The Bonds are convertible in the manner described below into fully paid ordinary shares in the capital of the Issuer (Ordinary Shares).

Capitalised terms used but not defined in these Conditions shall have the meanings provided in the Trust Deed unless, in any case, the context otherwise requires or unless otherwise stated.

1.                                      FORM, DENOMINATION, TITLE AND STATUS

1.1                               Form, Denomination and Title

The Bonds are in dematerialised form in accordance with Article 468 of the Belgian Code of Companies. The Bonds will be represented by book entry in the records of the clearing system operated by the National Bank of Belgium (the NBB) or any successor thereto (the NBB System or X/N System). The Bonds can be held by their holders through participants in the NBB System, including Euroclear Bank S.A./N.V. or its successor from time to time (Euroclear) and Clearstream Banking, société anonyme or its successor from time to time (Clearstream, Luxembourg) and through other financial intermediaries which in turn hold the Bonds through Euroclear and Clearstream, Luxembourg, or other participants in the NBB System. The Bonds are accepted for clearance through the NBB System, and are accordingly subject to the applicable Belgian clearing regulations, including the Belgian law of 6 August 1993 on transactions in certain securities, its implementing Belgian Royal Decrees of 26 May 1994 and 14 June 1994 and the rules of the NBB System and its annexes, as issued or modified by the NBB from time to time (the laws, decrees and rules mentioned in this Condition being referred to herein as the NBB System Regulations).

Title to the Bonds passes by account transfer. The holder (as defined below) of any Bond will not be entitled to exchange the Bonds into definitive bonds in bearer form.

Bonds may be held only by, and transferred only to, Eligible Investors holding their securities in an exempt securities account that has been opened with a financial institution that is a direct or indirect participant in the NBB System.

Bondholders are entitled to exercise the rights they have, including exercising Conversion Rights (as defined below), voting rights, making requests, giving consents, directing the Trustee to take action under these Conditions and the Trust Deed and other associative rights (as defined for the purposes of Article 474 of the Belgian Company Code) upon submission of an affidavit drawn up by the NBB, Euroclear, Clearstream, Luxembourg or any other participant duly licensed in Belgium to keep dematerialised securities accounts showing such holder’s position in the Bonds (or the position held by the financial institution through which such holder’s Bonds are held with the NBB, Euroclear, Clearstream, Luxembourg or such other participant, in which case an affidavit drawn up by that financial institution will also be required).

If at any time the Bonds are transferred to another clearing system, not operated or not exclusively operated by the NBB, these provisions shall apply mutatis mutandis to such successor clearing system and successor.

For so long as the Bonds are in dematerialised form in the NBB System, references in these Conditions to Bonds being ‘delivered’ in connection with exercise of Conversion Rights or a Bondholder’s right to require redemption of its Bonds following a Change of Control or the requirements for the giving of Conversion Notices, Tax Redemption Notices and Change of Control Put Exercise Notices shall, where appropriate, be construed as obligations to comply with any applicable rules and procedures of the NBB System in connection with the exercise of such conversion or redemption or the giving of such notice.

The Bonds are in principal amounts of €100,000 each (the Authorised Denomination).

1.2                               Status

The Bonds constitute direct, unconditional, unsubordinated and (subject to Condition 3) unsecured obligations of the Issuer and rank and will rank at all times pari passu and rateably, without any preference among themselves, and equally with all other existing and future unsecured (subject to Condition 3) and unsubordinated obligations of the Issuer save for such obligations that may be preferred by provisions of law that are mandatory and of general application.

2.                                      GUARANTEE

The Guarantor has, in the Trust Deed, unconditionally and irrevocably guaranteed the due and punctual payment of all sums payable by the Issuer under the Trust Deed, the Escrow Deed and the Bonds (the Guarantee). The obligations of the Guarantor under the Guarantee constitute direct, unconditional, unsubordinated and (subject to Condition 3) unsecured obligations of the Guarantor and rank equally with all other existing and future unsecured (subject to Condition 3) and unsubordinated obligations of the Guarantor but, in the event of a winding-up, bankruptcy or dissolution, save for such obligations that may be preferred by provisions of law that are mandatory and of general application.

3.                                      COVENANTS

3.1                               Negative Pledge

So long as any of the Bonds remains outstanding (as defined in the Trust Deed), the Issuer and the Guarantor will not create or permit to subsist, and the Issuer and the Guarantor will ensure that none of their respective Subsidiaries (if any) will create or permit to subsist, any mortgage, charge, lien, pledge or other form of encumbrance or security interest (each a Security Interest) upon or with respect to the whole or any part of its present or future business, undertaking, property, assets or revenues (including any uncalled capital) to secure any Relevant Indebtedness (as defined in Condition 4) or to secure any guarantee of or indemnity in respect of any Relevant Indebtedness unless, in the case of the creation of a Security Interest, before or at the same time and, in any other case, promptly, any and all action necessary shall have been taken to the satisfaction of the Trustee to ensure that:

(a)                                 all amounts payable by the Issuer and the Guarantor under the Bonds and the Trust Deed are secured by the relevant Security Interest equally and rateably with the Relevant Indebtedness or guarantee or indemnity, as the case may be, to the satisfaction of the Trustee; or

(b)                                 such other Security Interest or guarantee or indemnity or other arrangement (whether or not including the giving of a Security Interest) is provided in respect of all amounts payable by the Issuer and the Guarantor under the Bonds and the Trust Deed either (i) as the Trustee shall in its absolute discretion deem not materially less beneficial to the interests of the Bondholders or (ii) as shall be approved by an Extraordinary Resolution (as defined in the Trust Deed) of the Bondholders.

3.2                               Escrow Arrangements

On the Closing Date, an amount equal to at least €4,500,000 (the Initial Escrow Amount) (the aggregate amount of interest to be paid on the Bonds on the first four Interest Payment Dates from (and including) 6 September 2015 up to (and including) 6 March 2017 (the Escrow Interest Payment Dates)) will be deducted from the net proceeds of the issue of the Bonds and transferred to one or more accounts (herein referred to collectively as the Escrow Account) in the name of the Issuer with the Escrow Agent, to be held subject to the terms of the Escrow Deed.

Amounts standing to the credit of the Escrow Account may not be withdrawn or released except in the following circumstances:

(a)                                 on the business day in London and Brussels prior to (or in any event not later than) each Escrow Interest Payment Date, the Escrow Agent shall (upon appropriate instructions being received from the Issuer (or, where applicable, the Trustee) as provided in the Escrow Deed) release from the Escrow Account:

(i)                                     to or to the order of the Principal Paying and Conversion Agent (or, following the occurrence of an Event of Default or Potential Event of Default, upon demand by the Trustee, to or to the order of the Trustee) an amount equal to the aggregate amount of interest payable in respect of the Bonds on such Escrow Interest Payment Date (and the Principal Paying and Conversion Agent shall apply such amount in payment of the relevant interest payments in accordance with, and subject to, the terms of the Agency Agreement); and

(ii)                                  to or to the order of the Issuer an amount which, in the event of the conversion of any Bonds pursuant to Condition 6 or any redemption or purchase and cancellation of any Bonds pursuant to Condition 7 in the period from (and including) the immediately preceding Escrow Interest Payment Date (or, if none, the Closing Date) to (but excluding) such Escrow Interest Payment Date, is equal to the aggregate of any interest which has not been paid (and is not, in connection with such conversion, redemption or purchase and cancellation, required to be paid) in respect of such Bonds and which would, but for such Conversion, redemption or purchase and cancellation of such Bonds, have been payable by way of interest in respect of such Bonds on or before the final Escrow Interest Payment Date (and, for the avoidance of doubt, such released funds will form part of the general assets of the Issuer); and

(b)                                 on the business day in London and Brussels following the final Escrow Interest Payment Date or, if earlier, upon (or as soon as reasonably practicable following) the commencement of a winding-up, bankruptcy or dissolution of the Issuer, the Escrow Agent shall release all remaining funds from the Escrow Account (net of any break costs of the Escrow Agent, which the Escrow Agent will be permitted to deduct prior to release of such remaining funds) to the Issuer (or, in the event of a winding-up, bankruptcy or dissolution of the Issuer, the relevant insolvency official) (and, for the avoidance of doubt, such released funds will form part of the general assets of the Issuer).

The Escrow Agent shall not be required to calculate the amounts payable under this Condition 3.2 and shall be entitled to rely on any instruction provided by the Issuer and, if applicable, the Trustee as to the amounts so payable.

4.                                      DEFINITIONS

In these Conditions, unless otherwise provided:

Additional Ordinary Shares has the meaning provided in Condition 6.3.

Bondholder and holder mean, in respect of any Bond, the holder from time to time of that Bond as determined by reference to the records of the relevant clearing systems or financial intermediaries and the affidavits referred to in Condition 1.1 (subject, in the case of any exercise or performance by the Trustee of any right, power, trust, authority, duty or discretion under or relation to the Trust Deed or these Conditions, to Condition 13.4).

business day means, in relation to any place, a day (other than a Saturday or Sunday) on which commercial banks and foreign exchange markets are open for business in that place.

a Change of Control means a person or any persons acting in concert (as defined in article 606 of the Belgian Company Code) (jointly referred to as the Offeror):

(i)                                    acquires sole or joint control over the Issuer as a result whereof the Offeror is under an obligation to launch a public tender offer for the acquisition of the Ordinary Shares that are not yet in the possession of the Offeror; or

(ii)                                 launches a voluntary tender offer for the acquisition of the Ordinary Shares or otherwise acquires Ordinary Shares (whether on exchange or over-the-counter) that are not yet in the possession of the Offeror, and the result of the transactions in (i) and (ii) being that at least 30 per cent. of the Ordinary Shares have or will become unconditionally vested in the Offeror (the moment of the vesting being the Change of Control for these purposes).

Change of Control Conversion Price has the meaning provided in Condition 6.2(j).

Change of Control Notice has the meaning provided in Condition 6.7.

Change of Control Period means the period commencing on the occurrence of a Change of Control and ending 60 calendar days following the Change of Control or, if later, 60 calendar days following the date on which a Change of Control Notice is given to Bondholders as required by Condition 6.7.

Change of Control Put Date has the meaning provided in Condition 7.5.

Change of Control Put Exercise Notice has the meaning provided in Condition 7.5.

Closing Date means 6 March 2015.

Conversion Date has the meaning provided in Condition 6.8.

Conversion Notice has the meaning provided in Condition 6.8.

Conversion Period has the meaning provided in Condition 6.1.

Conversion Period Commencement Date has the meaning provided in Condition 6.1.

Conversion Price has the meaning provided in Condition 6.1.

Conversion Right has the meaning provided in Condition 6.1.

Conversion Right Transfer has the meaning provided in Condition 6.13.

Current Market Price means, in respect of an Ordinary Share at a particular date, the average of the daily Volume Weighted Average Price of an Ordinary Share on each of the five consecutive dealing days ending on the dealing day immediately preceding such date as determined by the Calculation Agent; provided that if at any time during the said five-dealing-day period the Volume Weighted Average Price shall have been based on a price ex-Dividend (or ex-any other entitlement) and during some other part of that period the Volume Weighted Average Price shall have been based on a price cum-Dividend (or cum-any other entitlement), then:

(a)                                 if the Ordinary Shares to be issued or transferred and delivered do not rank for the Dividend (or entitlement) in question, the Volume Weighted Average Price on the dates on which the Ordinary Shares shall have been based on a price cum-Dividend (or cum-any other entitlement) shall for the purpose of this definition be deemed to be the amount thereof reduced by an amount equal to the Fair Market Value of any such Dividend or entitlement per Ordinary Share as at the date of first public announcement of such Dividend or entitlement, in any such case, determined by the Calculation Agent on a gross basis and disregarding any withholding or deduction required to be made for or on account of tax, and disregarding any associated tax credit; or

(b)                                 if the Ordinary Shares to be issued or transferred and delivered do rank for the Dividend (or entitlement) in question, the Volume Weighted Average Price on the dates on which the Ordinary Shares shall have been based on a price ex-Dividend (or ex-any other entitlement) shall for the purpose of this definition be deemed to be the amount thereof increased by an amount equal to the Fair Market Value of any such Dividend or entitlement per Ordinary Share as at the date of first public announcement of such Dividend or entitlement, in any such case, determined by the Calculation Agent on a gross basis and disregarding any withholding or deduction required to be made for or on account of tax, and disregarding any associated tax credit,

and provided further that:

(1)                                 if on each of the said five dealing days the Volume Weighted Average Price shall have been based on a price cum-Dividend (or cum-any other entitlement) in respect of a Dividend (or other entitlement) which has been declared or announced but the Ordinary Shares to be issued or transferred and delivered do not rank for that Dividend (or other entitlement) the Volume Weighted Average Price on each of such dates shall for the purposes of this definition be deemed to be the amount thereof reduced by an amount equal to the Fair Market Value of any such Dividend or entitlement per Ordinary Share as at the date of the first public announcement of such Dividend or entitlement, in any such case, determined by the Calculation Agent on a gross basis and disregarding any withholding or deduction required to be made for or on account of tax, and disregarding any associated tax credit;

(2)                                 for the purposes of any calculation or determination required to be made pursuant to paragraphs (a)(1) or (a)(2) of the definition of “Dividend”, if on any of the said five dealing days the Volume Weighted Average Price shall have been based on a price cum the relevant Dividend or capitalisation which gives rise to the requirement to make such calculation or determination, the Volume Weighted Average Price on any such dealing day shall for the purposes of this definition be deemed to be the amount thereof reduced by an amount equal to the Fair Market Value of the relevant cash Dividend; and

(3)                                 if the Volume Weighted Average Price of an Ordinary Share is not available on one or more of the said five dealing days (disregarding for this purpose the proviso to the definition of Volume Weighted Average Price), then the average of such Volume Weighted Average Prices which are available in that five-dealing-day period shall be used (subject to a minimum of two such prices) and if only one, or no, such Volume Weighted Average Price is available in the relevant period the Current Market Price shall be determined in good faith by an Independent Financial Adviser.

dealing day means a day on which the Relevant Stock Exchange or relevant market is open for business and on which Ordinary Shares, Securities or Spin-Off Securities (as the case may be) may be dealt in (other than a day on which the Relevant Stock Exchange or relevant market is scheduled to or does close prior to its regular weekday closing time).

Dividend means any dividend or distribution to Shareholders (including a Spin-Off) whether of cash, assets or other property, and however described and whether payable out of share premium account, profits, retained earnings or any other capital or revenue reserve or account, and including a distribution or payment to holders upon or in connection with a reduction of capital (and for these purposes a distribution of assets includes without limitation an issue of Ordinary Shares or other Securities credited as fully or partly paid up by way of capitalisation of profits or reserves), provided that:

(a)                                 where:

(a)                                 a Dividend in cash is announced which may at the election of a Shareholder or Shareholders be satisfied by the issue or delivery of Ordinary Shares or other property or assets, or where an issue of Ordinary Shares to Shareholders by way of a capitalisation of profits or reserves (including any share premium account or capital redemption reserve) is announced which may at the election of a Shareholder or Shareholders be, satisfied by the payment of cash, then the Dividend or capitalisation in question shall be treated as a cash Dividend of an amount equal to the greater of (i) the Fair Market Value of such cash amount and (ii) the Current Market Price of such Ordinary Shares or, as the case may be, the Fair Market Value of such other property or assets, in any such case as at the first date on which the Ordinary Shares are traded ex- the relevant Dividend or capitalisation on the Relevant Stock Exchange (or, if later, the Dividend Determination Date), save that where a Dividend in cash is announced which may at the election of a Shareholder or Shareholders be satisfied by the issue or delivery of Ordinary Shares where the number of Ordinary Shares to be issued or delivered is to be determined during a period following such announcement and is to be determined by reference to the closing price or volume weighted average price or any like or similar pricing benchmark of the Ordinary Shares, without any discount, at a date falling, or in respect of a period commencing, not earlier than the date of the first public announcement in respect of such Dividend, then such Dividend shall be treated as a cash Dividend in an amount equal to the Fair Market Value of such cash amount; or

(b)                                 there shall be any issue of Ordinary Shares to Shareholders by way of capitalisation of profits or reserves (including any share premium account or capital redemption reserve) where such issue is or is expressed to be in lieu of a Dividend (whether or not a cash Dividend equivalent or amount is announced) or a Dividend in cash that is to be satisfied by the issue or delivery of Ordinary Shares or other property or assets, the capitalisation or Dividend in question shall be treated as a cash Dividend of an amount equal to the Current Market Price of such Ordinary Shares or, as the case may be, the Fair Market Value of such other property or assets as at the first date on which the Ordinary Shares are traded ex- the relevant capitalisation or, as the case may be, ex- the relevant Dividend on the Relevant Stock Exchange or, if later, the Dividend Determination Date, save that where a Dividend in cash is announced which is to be satisfied by the issue or delivery of Ordinary Shares where the number of Ordinary Shares to be issued or delivered is to be determined during a period following such announcement and is to be determined by reference to the closing price or volume weighted average price or any like or similar pricing benchmark of the Ordinary Shares, without any discount, or in respect of a period commencing, not earlier than the date of the first public announcement in respect of such Dividend, then such Dividend shall be treated as a cash Dividend in an amount equal to the Fair Market Value of such cash amount;

(b)                                 any issue of Ordinary Shares falling within Condition 6.2(a) or 6.2(b) below shall be disregarded;

(c)                                  a purchase or redemption or buy back of share capital of the Issuer by or on behalf of the Issuer or any member of the Group shall not constitute a Dividend unless, in the case of a purchase or redemption or buy back of Ordinary Shares by or on behalf of the Issuer or any member of the Group, the volume weighted average price per Ordinary Share (before expenses) on any one day (a Specified Share Day) in respect of such purchases or redemptions or buy backs (translated, if not in the Relevant Currency, into the Relevant Currency at the Prevailing Rate on such day) exceeds by more than 5% the average of the daily Volume Weighted Average Price of an Ordinary Share on:

(i)                                     the five dealing days immediately preceding the Specified Share Day; or

(ii)                                  where an announcement (excluding, for the avoidance of doubt for these purposes, any general authority for such purchases, redemptions or buy backs approved by a general meeting of Shareholders or any notice convening such a meeting of Shareholders) has been made of the intention to purchase, redeem or buy back Ordinary Shares at some future date at a specified price or where a tender offer is made, on the five dealing days immediately preceding the date of such announcement or the date of first public announcement of such tender offer (and regardless of whether or not a price per Ordinary Share, a minimum price per Ordinary Share or a price range or a formula for the determination thereof is or is not announced at such time), in which case such purchase, redemption or buy back shall be deemed to constitute a Dividend in the Relevant Currency in an amount equal to the amount by which the aggregate price paid (before expenses) in respect of such Ordinary Shares purchased, redeemed or bought back by the Issuer or, as the case may be, any member of the Group (translated where appropriate into the Relevant Currency as provided above) exceeds the product of (i) 105% of the average of the daily Volume Weighted Average Price of an Ordinary Share and (ii) the number of Ordinary Shares so purchased, redeemed or bought back;

(d)                                 if the Issuer or any member of the Group shall purchase, redeem or buy back any depositary or other receipts or certificates representing Ordinary Shares, the provisions of paragraph (c) above shall be applied in respect thereof in such manner and with such modifications (if any) as shall be determined in good faith by an Independent Financial Adviser;

(e)                                  where a dividend or distribution is paid or made to Shareholders pursuant to any plan implemented by the Issuer for the purpose of enabling Shareholders to elect, or which may require Shareholders, to receive dividends or distributions in respect of the Ordinary Shares held by them from another person or person other than (or in addition to) the Issuer, such dividend or distribution shall for the purposes of these Conditions be treated as a dividend or distribution made or paid to Shareholders by the Issuer, and the foregoing provisions of this definition, and the provisions of these Conditions; and

(f)                                   where a Dividend in cash is declared which provides for payment by the Issuer to Shareholders of an amount in the Relevant Currency, whether at the option of Shareholders or otherwise, it shall be treated as a cash Dividend in the amount of such Relevant Currency and in any other case it shall be treated as a cash Dividend in the amount and in the currency in which it is payable by the Issuer, and any such determination shall be made on a gross basis and disregarding any withholding or deduction required to be made for or on account of tax, and disregarding any associated tax credit.

Dividend Determination Date means for the purposes of the definition of “Dividend” the date on which the number of Ordinary Shares or, as the case may be, amount of other property or assets, which may be issued or delivered is, or is capable of being, determined, and where determined by reference to prices or values or the like on or during a particular day or during a particular period, the Dividend Determination Date shall be deemed to be such day or the last day of such period, as the case may be.

Eligible Investor means a person who is entitled to hold securities through a so-called X-account (being an exempted account from withholding) in a settlement system in accordance with Article 4 of the Belgian Royal Decree of 26 May 1994 on the collection and refund of withholding tax (as amended or replaced from time to time).

equity share capital has the meaning given to it in Article 476 of the Belgian Company Code.

Escrow Account has the meaning given in Condition 3.2.

Escrow Agent has the meaning given in the preamble to these Conditions.

Escrow Deed has the meaning given in the preamble to these Conditions.

Escrow Interest Payment Dates has the meaning given in Condition 3.2.

euro, EUR or € means the currency introduced at the start of the third stage of European economic and monetary union pursuant to the Treaty establishing the European Community, as amended.

Existing Shareholders means, with respect to a Scheme of Arrangement, the Shareholders of the Issuer immediately prior to such Scheme of Arrangement.

Extraordinary Resolution has the meaning provided in the Trust Deed.

Fair Market Value means, with respect to any property on any date:

(a)                                 in the case of a cash Dividend, the amount of such cash Dividend;

(b)                                 in the case of any other cash amount, the amount of such cash;

(c)                                  in the case of Securities, Spin-Off Securities, options, warrants or other rights or assets which are publicly traded in a market of adequate liquidity (as determined in good faith by the Calculation Agent), the arithmetic mean of the daily Volume Weighted Average Prices of such Securities, Spin-Off Securities, options, warrants or other rights or assets during the period of five dealing days on the relevant stock exchange or securities or other market commencing on such date (or, if later, the first such dealing day such Securities, Spin-Off Securities, options, warrants or other rights or assets are publicly traded) or such shorter period as such Securities, Spin-Off Securities, options, warrants or other rights or assets are publicly traded; and

(d)                                 in the case of Securities, Spin-Off Securities, options, warrants or other rights or assets which are not publicly traded on a market of adequate liquidity (as aforesaid), such amount as is determined in good faith by an Independent Financial Adviser, on the basis of a commonly accepted market valuation method and taking account of such factors as it considers appropriate, including, without limitation, the market price per Ordinary Share, the dividend yield of an Ordinary Share, the volatility of such market price, prevailing interest rates and the terms of such Securities, Spin-Off Securities, options, warrants or other rights or the terms of, or rights attached to, such assets, including as to the expiry date and exercise price (if any) thereof.

Such amounts shall, in the case of (a) above, be translated into the Relevant Currency (if such cash Dividend is declared, announced, made, paid or payable in a currency other than the Relevant Currency) at the rate of exchange used to determine the amount payable to Shareholders who were paid or are to be paid or are entitled to be paid the cash Dividend in the Relevant Currency; and in any other case, shall be translated into the Relevant Currency (if expressed in a currency other than the Relevant Currency) at the Prevailing Rate on that date, all as determined by the Calculation Agent.  In addition, in the case of (a) and (b) above, the Fair Market Value shall be determined by the Calculation Agent on a gross basis and disregarding any withholding or deduction required to be made for or on account of tax, and disregarding any associated tax credit.

Final Maturity Date means 6 March 2018.

Further Bonds means any further Bonds issued pursuant to Condition 17 and consolidated and forming a single series with the then outstanding Bonds.

Group means (i) the Issuer and its Subsidiaries (if any) from time to time and (ii) any holding company of the Issuer and such holding company’s Subsidiaries from time to time, taken as a whole, and member of the Group and Group Company shall be construed accordingly.

Guarantee has the meaning given in Condition 2.

Guarantor has the meaning given in the preamble to these Conditions.

Indebtedness means any present or future indebtedness (whether being principal, interest or other amounts) for or in respect of (a) money borrowed, (b) liabilities under or in respect of any acceptance or acceptance credit or (c) any notes, bonds, debentures, debenture stock, loan stock or other securities offered, issued or distributed whether by way of public offer, private placing, acquisition consideration or otherwise and whether issued for cash or in whole or in part for a consideration other than cash.

Independent Financial Adviser means an independent financial institution or adviser of recognised standing and with appropriate expertise, which may include the Calculation Agent, appointed by the Issuer at its own expense and (other than where the initial Calculation Agent is appointed) approved in writing by the Trustee or, if the Issuer fails to make such appointment and such failure continues for a reasonable period (as determined by the Trustee in its sole discretion) and the Trustee is indemnified and/or secured and/or prefunded to its satisfaction against the costs, fees and expenses of such adviser and otherwise in connection with such appointment, appointed by the Trustee (without liability for so doing) following notification to the Issuer.

Initial Escrow Amount has the meaning given in Condition 3.2.

Interest Payment Date has the meaning provided in Condition 5.1.

Issuer has the meaning given to it in the recitals to these Conditions.

Offer has the meaning provided in Condition 7.4.

Offer Period has the meaning provided in Condition 7.4.

Optional Redemption Date has the meaning provided in Condition 7.2.

Optional Redemption Notice has the meaning provided in Condition 7.2.

Ordinary Shares has the meaning provided in the preamble to these Conditions.

Permitted Cessation of Business has the meaning provided in Condition 6.13.

a person includes any individual, company, corporation, firm, partnership, joint venture, undertaking, association, unincorporated association, limited liability company, organisation, trust, state or agency of a state (in each case whether or not being a separate legal entity).

Prevailing Rate means, in respect of any currencies on any day, the spot rate of exchange between the relevant currencies prevailing as at 12 noon (Brussels time) on that date as appearing on or derived from the Relevant Page or, if such a rate cannot be determined at such time, the rate prevailing as at 12 noon (Brussels time) on the immediately preceding day on which such rate can be so determined, all as determined by the Calculation Agent, or, if such rate cannot be so determined by reference to the Relevant Page, the rate determined in such other manner as an Independent Financial Adviser in good faith shall prescribe.

Reference Date means, in relation to a Retroactive Adjustment, the date as of which the relevant Retroactive Adjustment takes effect or, in any such case, if that is not a dealing day, the next following dealing day.

Relevant Currency means euro or, if at the relevant time or for the purposes of the relevant calculation or determination, Euronext Brussels is not the Relevant Stock Exchange, the currency in which the Ordinary Shares are quoted or dealt in on the Relevant Stock Exchange at such time.

Relevant Date means, in respect of any Bond, whichever is the later of (a) the date on which payment in respect of it first becomes due and (b) if any amount of the money payable is improperly withheld or refused the date on which payment in full of the amount outstanding is made.

Relevant Indebtedness means any present or future indebtedness (whether being principal, interest or other amounts), in the form of or evidenced by notes, bonds, debentures, loan stock or other similar debt instruments, whether issued for cash or in whole or in part for a consideration other than cash, and which are, or are capable of being, quoted, listed or ordinarily dealt in or traded on any stock exchange, over-the-counter or other securities market.

Relevant Page means the relevant page on Bloomberg or such other information service provider that displays the relevant information.

Relevant Stock Exchange means Euronext Brussels or if at the relevant time the Ordinary Shares are not at that time listed and admitted to trading on Euronext Brussels, the principal stock exchange or securities market on which the Ordinary Shares are then listed, admitted to trading or quoted or accepted for dealing.

Retroactive Adjustment has the meaning provided in Condition 6.3.

Scheme of Arrangement means a scheme of arrangement or analogous proceeding.

Securities means any securities including, without limitation, shares in the capital of the Issuer, or options, warrants or other rights to subscribe for or purchase or acquire shares in the capital of the Issuer.

Shareholders means the holders of Ordinary Shares.

Spin-Off means:

(a)                                 a distribution of Spin-Off Securities by the Issuer to Shareholders as a class; or

(b)                                 any issue, transfer or delivery of any property or assets (including cash or shares or securities of or in or issued or allotted by any entity) by any entity (other than the Issuer) to Shareholders as a class pursuant to any arrangements with the Issuer or any member of the Group.

Spin-Off Securities means equity share capital of an entity other than the Issuer or options, warrants or other rights to subscribe for or purchase equity share capital of an entity other than the Issuer.

Subsidiaries means (i) with respect to the Issuer, any company which is a subsidiary within the meaning of article 6,2o of the Belgian Company Code; and (ii) with respect to the Guarantor, any company in which the Guarantor holds (directly or indirectly through another Subsidiary) more than 50% of the share capital or of the rights generally to vote at a general meeting of shareholders of such company (irrespective of whether or not, at the time, stock of any other class or classes shall have, or might have, voting power by reason of the happening of any contingency).

TARGET Business Day means a day (other than a Saturday or Sunday) on which the TARGET System is operating.

TARGET System means the Trans-European Automated Real-Time Gross Settlement Express Transfer (known as TARGET2) system which was launched on 19 November 2007 or any successor thereto.

Tax Redemption Date has the meaning provided in Condition 7.3.

Tax Redemption Notice has the meaning provided in Condition 7.3.

Volume Weighted Average Price means, on any dealing day, in respect of an Ordinary Share, Security or, as the case may be, a Spin-Off Security, option, warrant or other right or asset, the volume weighted average price of an Ordinary Share, Security or, as the case may be, a Spin-Off Security, option, warrant or other right or asset published by or derived (in the case of an Ordinary Share) from Bloomberg page TIG BB Equity HP (or any successor page) (using the setting labelled “Weighted Average Line”, or any successor setting and using values not adjusted for any event occurring after such dealing day) or (in the case of a Security (other than Ordinary Shares), Spin-Off Security, option, warrant or other right or asset) from the equivalent Bloomberg page as determined by the Calculation Agent (or, if any such equivalent Bloomberg page is not available in the good faith determination of the Calculation Agent, such other source (if any) as shall be determined in good faith to be appropriate by an Independent Financial Adviser) for such Security, Spin-Off Security, option, warrant or other right or asset for the principal stock exchange or securities market on which such Security, Spin-Off Security, option, warrant or other right or asset is then listed or quoted or dealt in on such dealing day (and translated by the Calculation Agent, if not in the Relevant Currency, into the Relevant Currency at the Prevailing Rate on such dealing day), provided that if on any such dealing day such price is not available or cannot otherwise be determined as provided above, the Volume Weighted Average Price of an Ordinary Share, Security, Spin-Off Security, option, warrant or other right or asset, as the case may be, in respect of such dealing day shall be the Volume Weighted Average Price, determined by the Calculation Agent (or an Independent Financial Adviser, as the case may be), as provided above, on the immediately preceding dealing day on which the same can be so determined, or as an Independent Financial Adviser might otherwise determine in good faith to be appropriate.

Voting Rights means the right generally to vote at a general meeting of Shareholders of the Issuer (irrespective of whether or not, at the time, stock of any other class or classes shall have, or might have, voting power by reason of the happening of any contingency).

References to any act or statute or any provision of any act or statute shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under such modification or re-enactment.

References to any issue or offer or grant to Shareholders or Existing Shareholders as a class or by way of rights shall be taken to be references to an issue or offer or grant to all or substantially all Shareholders or Existing Shareholders, as the case may be, other than Shareholders or Existing Shareholders, as the case may be, to whom, by reason of the laws of any territory or requirements of any recognised regulatory body or any other stock exchange or securities market in any territory or in connection with fractional entitlements, it is determined not to make such issue or offer or grant.

In making any calculation or determination of Current Market Price or Volume Weighted Average Price, such adjustments (if any) shall be made as the Calculation Agent or an Independent Financial Adviser (as applicable) determines in good faith appropriate to reflect any consolidation or sub-division of the Ordinary Shares or any issue of Ordinary Shares by way of capitalisation of profits or reserves, or any like or similar event.

Any determination by the Calculation Agent or an Independent Financial Adviser (as applicable) appointed by the Issuer, the Guarantor or, as the case may be, the Trustee in any of the circumstances contemplated in these Conditions shall, save in the case of manifest error, be final and binding on the Issuer, the Guarantor, the Trustee, the Bondholders and (in the case of a determination by an Independent Financial Adviser) the Calculation Agent.

For the purposes of Conditions 6.1, 6.2, 6.3, 6.8, 6.9 and 11 only, (a) references to the issue of Ordinary Shares or Ordinary Shares being issued shall, if not otherwise expressly specified in these Conditions, include the transfer and/or delivery of Ordinary Shares, whether newly issued and allotted or previously existing or held by or on behalf of the Issuer or any member of the Group, and (b) Ordinary Shares held by or on behalf of the Issuer or any member of the Group (and which, in the case of Condition 6.2(d), do not rank for the relevant right or other entitlement) shall not be considered as or treated as in issue or issued or entitled to receive any Dividend, right or other entitlement.

References in these Conditions to principal in respect of the Bonds shall, unless the context otherwise requires, be deemed to include any premium and any other amount (other than interest) which may be payable by the Issuer or, as the case may be, the Guarantor in respect of the Bonds.

5.                                      INTEREST

5.1                               Interest Rate

The Bonds bear interest from (and including) the Closing Date at the rate of 9% per annum calculated by reference to the principal amount thereof and payable semi-annually in arrear in equal instalments on 6 March and 6 September in each year (each an Interest Payment Date), commencing with the Interest Payment Date falling on 6 September 2015.

The amount of interest payable in respect of a Bond in respect of any period which is shorter than an Interest Period shall be calculated on the basis of the number of days in the relevant period from (and including) the first day of such period to (but excluding) the last day of such period divided by the product of the number of days from (and including) the immediately preceding Interest Payment Date (or, if none, the Closing Date) to (but excluding) the next Interest Payment Date and the number of Interest Periods normally ending in any year.

Interest Period means the period beginning on (and including) the Closing Date and ending on (but excluding) the first Interest Payment Date and each successive period beginning on (and including) an Interest Payment Date and ending on (but excluding) the next succeeding Interest Payment Date.

5.2                               Accrual of Interest

Each Bond will cease to bear interest (a) where the Conversion Right shall have been exercised by a Bondholder, from the Interest Payment Date immediately preceding the relevant Conversion Date or, if none, the Closing Date (subject in any such case as provided in Condition 6.10) or (b) where such Bond is redeemed or repaid pursuant to Condition 7 or Condition 10, from the due date for redemption or repayment thereof unless payment of the principal in respect of the Bond is improperly withheld or refused, in which event interest will continue to accrue at the rate specified in Condition 5.1 (both before and after judgment) until whichever is the earlier of (i) the day on which all sums due in respect of such Bond up to that day are received by or on behalf of the relevant holder, and (ii) the day seven days after the Trustee or the Principal Paying and Conversion Agent has notified Bondholders of receipt of all sums due in respect of all the Bonds up to that seventh day (except to the extent that there is failure in the subsequent payment to the relevant holders under these Conditions).

6.                                      CONVERSION OF BONDS

6.1                               Conversion Period and Conversion Price

Subject as provided in these Conditions, each Bond shall entitle the holder to convert such Bond into new and/or existing Ordinary Shares, as determined by the Issuer, credited as fully paid (a Conversion Right).

The number of Ordinary Shares to be issued or transferred and delivered on exercise of a Conversion Right in respect of a Bond shall be determined (by the Calculation Agent or such other person as the Issuer may then elect) by dividing the principal amount of such Bond to be converted by the conversion price (the Conversion Price) in effect on the relevant Conversion Date.

The initial Conversion Price is €0.9414 per Ordinary Share.  The Conversion Price is subject to adjustment in the circumstances described in Condition 6.2.

A Bondholder may exercise the Conversion Right in respect of a Bond by delivering such Bond (together with a Conversion Notice (as defined below)) to the specified office of any Paying and Conversion Agent in accordance with Condition 6.8 and making any payment required to be made as provided in Condition 6.8, whereupon the Issuer shall (subject as provided in these Conditions) procure the delivery of Ordinary Shares as indicated by the relevant Bondholder in the relevant Conversion Notice, credited as paid-up in full as provided in this Condition 6.

Subject to and as provided in these Conditions, the Conversion Right in respect of a Bond may be exercised, at the option of the holder thereof, at any time (subject to any applicable fiscal or other laws or regulations and as hereinafter provided) from 16 April 2015 (the Conversion Period Commencement Date) to the close of business (at the place where the relevant Bond is delivered for conversion) on the date falling 10 dealing days prior to the Final Maturity Date (both days inclusive) or, if such Bond is to be redeemed pursuant to Condition 7.2 or 7.3 prior to the Final Maturity Date, then up to (and including) the close of business (at the place aforesaid) on the 10th dealing day before the date fixed for redemption thereof pursuant to Condition 7.2 or 7.3, unless there shall be a default in making payment in respect of such Bond on such date fixed for redemption, in which event the Conversion Right shall extend up to (and including) the close of business (at the place aforesaid) on the date on which the full amount of such payment becomes available for payment and notice of such availability has been duly given in accordance with Condition 16 or, if earlier, the Final Maturity Date or, if the Final Maturity Date is not a business day (at the place aforesaid), the immediately preceding business day (at the place as aforesaid); provided that, in each case, if such final date for the exercise of Conversion Rights is not a business day (at the place aforesaid), then the period for exercise of Conversion Rights by Bondholders shall end on the immediately preceding business day at the place aforesaid.

Notwithstanding the foregoing, if a Change of Control occurs, the Conversion Right may be exercised prior to the Conversion Period Commencement Date, in which case Bondholders exercising the Conversion Right shall, as a pre-condition to receiving Ordinary Shares, be required to certify in the Conversion Notice, among other things, that it or, if it is a broker-dealer acting on behalf of a customer, such customer:

(a)                                 will, on conversion, become the beneficial owner of the Ordinary Shares; and

(b)                                 is located outside the United States (within the meaning of Regulation S under the U.S. Securities Act of 1933, as amended).

Conversion Rights may not be exercised (a) following the giving of notice by the Trustee pursuant to Condition 10 or (b) in respect of a Bond in respect of which the relevant Bondholder has exercised its right to require the Issuer to redeem that Bond pursuant to Condition 7.5.

The period during which Conversion Rights may (subject as provided below) be exercised by a Bondholder is referred to as the Conversion Period.

Conversion Rights may only be exercised in respect of the whole of an Authorised Denomination.

Fractions of Ordinary Shares will not be issued or transferred and delivered on the exercise of Conversion Rights or pursuant to Condition 6.3 and no cash payment or other adjustment will be made in lieu thereof.

Without prejudice to the generality of the foregoing, if the Conversion Right in respect of more than one Bond is exercised at any one time such that Ordinary Shares to be delivered on the exercise of Conversion Rights or pursuant to Condition 6.3 are to be registered in the same name, the number of such Ordinary Shares to be delivered in respect thereof shall be calculated on the basis of the aggregate principal amount of such Bonds being so converted and rounded down to the nearest whole number of Ordinary Shares.

The Issuer will procure that Ordinary Shares to be issued or transferred and delivered on the exercise of Conversion Rights will be issued or transferred and delivered as indicated by the holder of the Bonds in the relevant Conversion Notice.  Such Ordinary Shares will be deemed to be issued or transferred and delivered on or as of the relevant Conversion Date.  Any Additional Ordinary Shares to be issued or transferred and delivered pursuant to Condition 6.3  will be deemed to be issued or transferred and delivered on or as of the relevant Reference Date.

6.2                               Adjustment of Conversion Price

Upon the happening of any of the events described below, the Conversion Price shall be adjusted by the Calculation Agent, on behalf of the Issuer, as follows:

(a)                                 If and whenever there shall be a consolidation, reclassification/redesignation or subdivision affecting the number of Ordinary Shares, the Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately prior to such consolidation, reclassification/redesignation or subdivision taking effect by the following fraction:

where:

A                                       is the aggregate number of Ordinary Shares in issue immediately before such consolidation, reclassification/redesignation or subdivision, as the case may be; and

B                                       is the aggregate number of Ordinary Shares in issue immediately after, and as a result of, such consolidation, reclassification/redesignation or subdivision, as the case may be.

Such adjustment shall become effective on the date the consolidation, reclassification/redesignation or subdivision, as the case may be, takes effect.

(b)                                 If and whenever the Issuer shall issue any Ordinary Shares credited as fully paid to the Shareholders by way of capitalisation of profits or reserves (including any share premium account or capital redemption reserve) other than (i) where any such Ordinary Shares are or are to be issued instead of the whole or part of a Dividend in cash which the Shareholders would or could otherwise have elected to receive, (ii) where the Shareholders may elect to receive a Dividend in cash in lieu of such Ordinary Shares or (iii) where any such Ordinary Shares are or are expressed to be issued in lieu of a Dividend (whether or not a cash Dividend equivalent or amount is announced or would otherwise be payable to Shareholders, whether at their election or otherwise), the Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately prior to such issue by the following fraction:

where:

A                                       is the aggregate number of Ordinary Shares in issue immediately before such issue; and

B                                       is the aggregate number of Ordinary Shares in issue immediately after such issue.

Such adjustment shall become effective on the date of issue of such Ordinary Shares.

(c)                                  If and whenever the Issuer shall declare, announce, make or pay any Dividend to the Shareholders, the Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately prior to the Effective Date by the following fraction:

where:

A                                       is the Current Market Price of one Ordinary Share on the Effective Date; and

B                                       is the portion of the Fair Market Value of the aggregate Dividend attributable to one Ordinary Share, with such portion being determined by dividing the Fair Market Value of the aggregate Dividend by the number of Ordinary Shares entitled to receive the relevant Dividend (or, in the case of a purchase, redemption or buy-back of Ordinary Shares or any depositary or other receipts or certificates representing Ordinary Shares by or on behalf of the Issuer or any member of the Group, by the number of Ordinary Shares in issue immediately following such purchase, redemption or buy-back, and treating as not being in issue any Ordinary Shares, or any Ordinary Shares represented by depositary or other receipts or certificates, purchased, redeemed or bought back).

Such adjustment shall become effective on the Effective Date, or, if later, the first date upon which the Fair Market Value of the relevant Dividend is capable of being determined as provided herein.

Effective Date means, in respect of this Condition 6.2(c), the first date on which the Ordinary Shares are traded ex- the relevant Dividend on the Relevant Stock Exchange, or, in the case of a purchase, redemption or buy-back of Ordinary Shares or any depositary or other receipts or certificates representing Ordinary Shares by or on behalf of the Issuer or any member of the Group, on the date on which such purchase, redemption or buy-back is made (or, in any such case if later, the first date upon which the Fair Market Value of the relevant Dividend is capable of being determined as provided herein) or, in the case of a Spin-Off, on the first date on which the Ordinary Shares are traded ex- the relevant Spin-Off on the Relevant Stock Exchange.

For the purposes of the above, the Fair Market Value of a Dividend shall (subject as provided in paragraph (a) of the definition of Dividend and in the definition of Fair Market Value) be determined as at the Effective Date, and in the case of a Spin-Off, the Fair Market Value of the relevant Dividend shall be the Fair Market Value of the relevant Spin-Off Securities or, as the case may be, the relevant property or assets.

(d)                                 If and whenever the Issuer shall issue Ordinary Shares to Shareholders as a class by way of rights, or the Issuer or any member of the Group or (at the direction or request or pursuant to any arrangements with the Issuer or any member of the Group) any other company, person or entity shall issue or grant to Shareholders as a class by way of rights, any options, warrants or other rights to subscribe for or purchase or otherwise acquire any Ordinary Shares, or any Securities which by their terms of issue carry (directly or indirectly) rights of conversion into, or exchange or subscription for, or the right to acquire, any Ordinary Shares (or shall grant any such rights in respect of existing Securities so issued), in each case at a price per Ordinary Share which is less than 95% of the Current Market Price per Ordinary Share on the Effective Date, the Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately prior to the Effective Date by the following fraction:

where:

A             is the number of Ordinary Shares in issue on the Effective Date;

B                                       is the number of Ordinary Shares which the aggregate consideration (if any) receivable for the Ordinary Shares issued by way of rights, or for the Securities issued by way of rights, or for the options or warrants or other rights issued or granted by way of rights and for the total number of Ordinary Shares deliverable on the exercise thereof, would purchase at such Current Market Price per Ordinary Share; and

C                                       is the number of Ordinary Shares to be issued or, as the case may be, the maximum number of Ordinary Shares which may be issued upon exercise of such options, warrants or rights calculated as at the date of issue of such options, warrants or rights or upon conversion or exchange or exercise of rights of subscription or purchase or other rights of acquisition in respect thereof at the initial conversion, exchange, subscription, purchase or acquisition price or rate, provided that if, on the Effective Date, such number of Ordinary Shares is to be determined by reference to the application of a formula or other variable feature or the occurrence of any event at some subsequent time, then for the purposes of the Condition 6.2(d), “C” shall be determined by the application of such formula or variable feature or as if the relevant event occurs or had occurred as at the Effective Date and as if such conversion, exchange, subscription, purchase or acquisition had taken place on the Effective Date.

Such adjustment shall become effective on the Effective Date.

Effective Date means, in respect of this Condition 6.2(d), the first date on which the Ordinary Shares are traded ex-rights, ex-options or ex-warrants on the Relevant Stock Exchange.

(e)                                  If and whenever the Issuer or any member of the Group or (at the direction or request or pursuant to any arrangements with the Issuer or any member of the Group) any other company, person or entity shall issue any Securities (other than Ordinary Shares or options, warrants or other rights to subscribe for or purchase or otherwise acquire any Ordinary Shares or Securities which by their terms carry (directly or indirectly) rights of conversion into, or exchange or subscription for, or rights to otherwise acquire, Ordinary Shares) to Shareholders as a class by way of rights or grant to Shareholders as a class by way of rights any options, warrants or other rights to subscribe for or purchase or otherwise acquire any Securities (other than Ordinary Shares or options, warrants or other rights to subscribe for or purchase or otherwise acquire Ordinary Shares or Securities which by their term carry (directly or indirectly) rights of conversion into, or exchange or subscription for, or rights to otherwise acquire, Ordinary Shares), the Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately prior to the Effective Date by the following fraction:

where:

A                                       is the Current Market Price of one Ordinary Share on the Effective Date; and

B                                       is the Fair Market Value on the Effective Date of the portion of the rights attributable to one Ordinary Share.

Such adjustment shall become effective on the Effective Date.

Effective Date means, in respect of this Condition 6.2(e), the first date on which the Ordinary Shares are traded ex-the relevant Securities or ex-rights, ex-option or ex-warrants on the Relevant Stock Exchange.

(f)                                   If and whenever the Issuer shall issue (otherwise than as mentioned in Condition 6.2(d) above) wholly for cash or for no consideration any Ordinary Shares (other than Ordinary Shares issued on conversion of the Bonds or on the exercise of any rights of conversion into, or exchange or subscription for or purchase of, or right to otherwise acquire Ordinary Shares and other than (1) where any such Ordinary Shares are or are to be issued instead of the whole or part of a Dividend in cash which the Shareholders would or could otherwise have elected to receive, (2) where the Shareholders may elect to receive a Dividend in cash in lieu of such Ordinary Shares or (3) where any such Ordinary Shares are or are expressed to be issued in lieu of a Dividend (whether or not a cash Dividend equivalent or amount is announced or would otherwise be payable to Shareholders, whether at their election or otherwise)) or if and whenever the Issuer or any member of the Group or (at the direction or request or pursuance to any arrangements with the Issuer or any member of the Group) any other company, person or entity shall issue or grant (otherwise than as mentioned in Condition 6.2(d) above) wholly for cash or for no consideration any options, warrants or other rights to subscribe for or purchase or otherwise acquire any Ordinary Shares (other than the Bonds, which term shall for this purpose include any Further Bonds), in each case at a price per Ordinary Share which is less than 95% of the Current Market Price per Ordinary Share on the date of the first public announcement of the terms of such issue or grant, the Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately prior to the Effective Date by the following fraction:

where:

A                                       is the number of Ordinary Shares in issue immediately before the issue of such Ordinary Shares or the grant of such options, warrants or rights;

B                                       is the number of Ordinary Shares which the aggregate consideration (if any) receivable for the issue of such Ordinary Shares or, as the case may be, for the Ordinary Shares to be issued or otherwise made available upon the exercise of any such options, warrants or rights, would purchase at such Current Market Price per Ordinary Share; and

C                                       is the number of Ordinary Shares to be issued pursuant to such issue of such Ordinary Shares or, as the case may be, the maximum number of Ordinary Shares which may be issued upon exercise of such options, warrants or rights calculated as at the date of issue of such options, warrants or rights, provided that if, on the Effective Date, such number of Ordinary Shares is to be determined by reference to the application of a formula or other variable feature or the occurrence of any event at some subsequent time, then for the purposes of this Condition 6.2(f), “C” shall be determined by the application of such formula or variable feature or as if the relevant event occurs or had occurred as at the Effective Date and as if such conversion, exchange, subscription, purchase or acquisition had taken place on the Effective Date.

Such adjustment shall become effective on the Effective Date.

Effective Date means, in respect of this Condition 6.2(f), the date of issue of such Ordinary Shares or, as the case may be, the grant of such options, warrants or rights.

(g)                                  If and whenever the Issuer or any member of the Group or (at the direction or request of or pursuant to any arrangements with the Issuer or any member of the Group) any other company, person or entity (otherwise than as mentioned in Conditions 6.2(d), 6.2(e) or 6.2(f) above) shall issue wholly for cash or for no consideration any Securities (other than the Bonds, which term for this purpose shall exclude any Further Bonds) which by their terms of issue carry (directly or indirectly) rights of conversion into, or exchange or subscription for, purchase of, or rights to otherwise acquire, Ordinary Shares (or shall grant any such rights in respect of existing Securities so issued) or Securities which by their terms might be reclassified/redesignated as Ordinary Shares, and the consideration per Ordinary Share receivable upon conversion, exchange, subscription, purchase, acquisition or redesignation is less than 95% of the Current Market Price per Ordinary Share on the date of the first public announcement of the terms of such issue of such Securities (or the terms of such grant), the

Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately prior to the Effective Date by the following fraction:

where:

A                                       is the number of Ordinary Shares in issue immediately before such issue or grant (but where the relevant Securities carry rights of conversion into or rights of exchange or subscription for, purchase of, or rights to otherwise acquire Ordinary Shares which have been issued, purchased or acquired by the Issuer or any member of the Group (or at the direction or request or pursuant to any arrangements with the Issuer or any member of the Group) for the purposes of or in connection with such issue, less the number of such Ordinary Shares so issued, purchased or acquired);

B                                       is the number of Ordinary Shares which the aggregate consideration (if any) receivable for the Ordinary Shares to be issued or otherwise made available upon conversion or exchange or upon exercise of the right of subscription, purchase or acquisition attached to such Securities or, as the case may be, for the Ordinary Shares to be issued or to arise from any such reclassification/redesignation would purchase at such Current Market Price per Ordinary Share; and

C                                       is the maximum number of Ordinary Shares to be issued or otherwise made available upon conversion or exchange of such Securities or upon the exercise of such right of subscription attached thereto at the initial conversion, exchange, subscription, purchase or acquisition price or rate or, as the case may be, the maximum number of Ordinary Shares which may be issued or arise from any such reclassification/redesignation, provided that if, on the Effective Date, such number of Ordinary Shares is to be determined by reference to the application of a formula or other variable feature or the occurrence of any event at some subsequent time (which may be when such Securities are converted or exchanged or rights of subscription, purchase or acquisition are exercised or, as the case may be, such Securities are reclassified/redesignated or at such other time as may be provided), then for the purposes of this Condition 6.2(g), “C” shall be determined by the application of such formula or variable feature or as if the relevant event occurs or had occurred as at the Effective Date and as if such conversion, exchange, subscription, purchase or acquisition or, as the case may be, reclassification/redesignation had taken place on the Effective Date.

Such adjustment shall become effective on the Effective Date.

Effective Date means, in respect of this Condition 6.2(g), the date of issue of such Securities or, as the case may be, the grant of such rights.

If and whenever there shall be any modification of the rights of conversion, exchange, subscription, purchase or acquisition attaching to any such Securities (other than the Bonds, which term shall for this purpose include any Further Bonds) as are mentioned in Condition 6.2(g) above (other than in accordance with the terms (including terms as to adjustment) applicable to such Securities upon issue) so that following such modification the consideration per Ordinary Share receivable has been reduced and is less than 95% of the

Current Market Price per Ordinary Share on the date of the first public announcement of the proposal for such modification, the Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately prior to the Effective Date by the following fraction:

where:

A                                       is the number of Ordinary Shares in issue immediately before such modification (but where the relevant Securities carry rights of conversion into or rights of exchange or subscription for, or purchase or acquisition of, Ordinary Shares which have been issued, purchased or acquired by the Issuer or any member of the Group (or at the direction or request or pursuant to any arrangements with the Issuer or any member of the Group) for the purposes of or in connection with such Securities, less the number of such Ordinary Shares so issued, purchased or acquired);

B                                       is the number of Ordinary Shares which the aggregate consideration (if any) receivable for the Ordinary Shares to be issued or otherwise made available upon conversion or exchange or upon exercise of the right of subscription, purchase or acquisition attached to the Securities so modified would purchase at such Current Market Price per Ordinary Share or, if lower, the existing conversion, exchange, subscription, purchase or acquisition price or rate of such Securities; and

C                                       is the maximum number of Ordinary Shares which may be issued or otherwise made available upon conversion or exchange of such Securities or upon the exercise of such rights of subscription, purchase or acquisition attached thereto at the modified conversion, exchange, subscription, purchase or acquisition price or rate but giving credit in such manner as the Calculation Agent in good faith shall consider appropriate for any previous adjustment under this Condition 6.2(h) or Condition 6.2(g) above;

provided that if, on the Effective Date, such number of Ordinary Shares is to be determined by reference to the application of a formula or other variable feature or the occurrence of any event at some subsequent time (which may be when such Securities are converted or exchanged or rights of subscription, purchase or acquisition are exercised or at such other time as may be provided) then for the purposes of this Condition 6.2(h), “C” shall be determined by the application of such formula or variable feature or as if the relevant event occurs or had occurred as at the Effective Date and as if such conversion, exchange, subscription, purchase or acquisition had taken place on the Effective Date.

Such adjustment shall become effective on the Effective Date.

Effective Date means, in respect of this Condition 6.2(h), the date of modification of the rights of conversion, exchange, subscription, purchase or acquisition attaching to such Securities.

(h)                                 If and whenever the Issuer or any member of the Group or (at the direction or request of or pursuant to any arrangements with the Issuer or any member of the Group) any other company, person or entity shall offer any Securities in connection with which Shareholders as a class are entitled to participate in arrangements whereby such Securities may be acquired by them (except where the Conversion Price falls to be adjusted under Conditions 6.2(b), 6.2(c), 6.2(d), 6.2(e), 6.2(f) or 6.2(g) above or Condition 6.2(j) below (or would fall to be so adjusted if the relevant issue or grant was at less than 95% of the Current Market Price per Ordinary Share on the relevant dealing day)) the Conversion Price shall be adjusted by multiplying the Conversion Price in force immediately before the Effective Date by the following fraction:

where:

A                                       is the Current Market Price of one Ordinary Share on the Effective Date; and

B                                       is the Fair Market Value on the Effective Date of the portion of the relevant offer attributable to one Ordinary Share.

Such adjustment shall become effective on the Effective Date.

Effective Date means, in respect of this Condition 6.2(i), the first date on which the Ordinary Shares are traded ex-rights on the Relevant Stock Exchange.

(i)                                     If a Change of Control shall occur, then upon any exercise of Conversion Rights where the Conversion Date falls during the Change of Control Period, the Conversion Price to be applied with respect to such exercise of Conversion Rights (the Change of Control Conversion Price) shall be determined as set out below:

where:

COCCP	is the Change of Control Conversion Price;

OCP	is the Conversion Price in effect on the relevant Conversion Date;

CP	is 25% (expressed as a fraction);

c	is the number of days from and including the date the Change of Control occurs to but excluding the Final Maturity Date; and

t	is the number of days from and including the Closing Date to but excluding the Final Maturity Date.

For the avoidance of doubt, such adjustment shall be effective solely in respect of any exercise of Conversion Rights where the Conversion Date falls during the Change of Control Period.

(j)                                    On the Conversion Price Reset Date, the Conversion Price shall be adjusted so as to equal the greater of:

(i)                                     the average of the Volume Weighted Average Price of an Ordinary Share on each dealing day in the Reset Period (provided that if on any such dealing day the Ordinary Shares shall have been quoted cum-Dividend or cum-any other entitlement, the Volume Weighted Average Price of an Ordinary Share on such dealing day shall be deemed to be the amount thereof reduced by an amount equal to the Fair Market Value of any such Dividend or entitlement per Ordinary Share as at the first public announcement of such Dividend or entitlement); and

(ii)                                  80 per cent. of the arithmetic average of the Conversion Price in effect on each dealing day in the Reset Period,

provided that no adjustment will be made pursuant to this Condition 6.2(k) if such adjustment would result in an increase to the Conversion Price.

Such adjustment shall become effective on the Conversion Price Reset Date.

Conversion Price Reset Date means the first business day in Brussels following the first anniversary of the Closing Date.

Reset Period means the 20 consecutive dealing days ending on the fifth dealing day prior to the Conversion Price Reset Date.

(k)                                 If, following consultation with the Trustee and the Calculation Agent, the Issuer determines that, or is uncertain as to whether, an adjustment should be made to the Conversion Price as a result of one or more circumstances not referred to above in this Condition 6.2 (even if the relevant circumstance is specifically excluded from the operation of Conditions 6.2(a) to 6.2(j) above), the Issuer shall, at its own expense and acting reasonably, request an Independent Financial Adviser to determine as soon as practicable what adjustment (if any) to the Conversion Price is fair and reasonable to take account thereof and the date on which such adjustment (if any) should take effect and upon such determination such adjustment (if any) shall be made and shall take effect in accordance with such determination, provided that an adjustment shall only be made pursuant to this Condition 6.2(l) if the adjustment would result in a reduction to the Conversion Price.

Notwithstanding the foregoing provisions:

(a)                                 where the events or circumstances giving rise to any adjustment pursuant to this Condition 6.2 have already resulted or will result in an adjustment to the Conversion Price or where the events or circumstances giving rise to any adjustment arise by virtue of any other events or circumstances which have already given or will give rise to an adjustment to the Conversion Price or where more than one event which gives rise to an adjustment to the Conversion Price occurs within such a short period of time that, in the opinion of the Issuer following consultation with the Calculation Agent, a modification to the operation of the adjustment provisions is required to give the intended result, such modification shall be made to the operation of the adjustment provisions as may be determined in good faith by an Independent Financial Adviser to be in its opinion appropriate to give the intended result; and

(b)                                 such modification shall be made to the operation of these Conditions as may be determined in good faith by an Independent Financial Adviser to be in its opinion appropriate (i) to ensure that an adjustment to the Conversion Price or the economic effect thereof shall not be taken into account more than once and (ii) to ensure that the economic effect of a Dividend is not taken into account more than once; and

(c)                                  other than pursuant to Condition 6.2(a), no adjustment shall be made that would result in an increase to the Conversion Price.

For the purpose of any calculation of the consideration receivable or price pursuant to Conditions 6.2(d), 6.2(f), 6.2(g) and 6.2(h), the following provisions shall apply:

(i)                                     the aggregate consideration receivable or price for Ordinary Shares issued for cash shall be the amount of such cash;

(ii)                                  (A) the aggregate consideration receivable or price for Ordinary Shares to be issued or otherwise made available upon the conversion or exchange of any Securities shall be deemed to be the consideration or price received or receivable for any such Securities and (B) the aggregate consideration receivable or price for Ordinary Shares to be issued or otherwise made available upon the exercise of rights of subscription attached to any Securities or upon the exercise of any options, warrants or rights shall be deemed to be that part (which may be the whole) of the consideration or price received or receivable for such Securities or, as the case may be, for such options, warrants or rights which are attributed by the Issuer to such rights of subscription or, as the case may be, such options, warrants or rights or, if no part of such consideration or price is so attributed, the Fair Market Value of such rights of subscription or, as the case may be, such options, warrants or rights as at the relevant Effective Date as referred to in Conditions 6.2(d), 6.2(f), 6.2(g) or 6.2(h), as the case may be, plus in the case of each of (A) and (B) above, the additional minimum consideration receivable or price (if any) upon the conversion or exchange of such Securities, or upon the exercise of such rights or subscription attached thereto or, as the case may be, upon exercise of such options, warrants or rights and (C) the consideration receivable or price per Ordinary Share upon the conversion or exchange of, or upon the exercise of such rights of subscription attached to, such Securities or, as the case may be, upon the exercise of such options, warrants or rights shall be the aggregate consideration or price referred to in (A) or (B) above (as the case may be) divided by the number of Ordinary Shares to be issued upon such conversion or exchange or exercise at the initial conversion, exchange or subscription price or rate;

(iii)                               if the consideration or price determined pursuant to (i) or (ii) above (or any component thereof) shall be expressed in a currency other than the Relevant Currency, it shall be converted into the Relevant Currency at the Prevailing Rate on the relevant Effective Date (in the case of (i) above) or the relevant date of first public announcement (in the case of (ii) above);

(iv)                              in determining the consideration or price pursuant to the above, no deduction shall be made for any commissions or fees (howsoever described) or any expenses paid or incurred for any underwriting, placing or management of the issue of the relevant Ordinary Shares or Securities or options, warrants or rights, or otherwise in connection therewith;

(v)                                 the consideration or price shall be determined as provided above on the basis of the consideration or price received, receivable, paid or payable regardless of whether all or part thereof is received, receivable, paid or payable by or to the Issuer or another entity; and

(vi)                              references in these conditions to “cash” shall be construed as cash consideration within the meaning of section 583(3) of the United Kingdom Companies Act 2006.

6.3                               Retroactive Adjustments

If the Conversion Date in relation to the conversion of any Bond shall be after the record date in respect of any consolidation, reclassification/redesignation or sub-division as is mentioned in

Condition 6.2(a) above, or after the record date or other due date for the establishment of entitlement for any such issue, distribution, grant or offer (as the case may be) as is mentioned in Conditions 6.2(b), 6.2(c), 6.2(d), 6.2(e) or 6.2(i) above, or after the date of the first public announcement of the terms of any such issue or grant as is mentioned in Conditions 6.2(f) and 6.2(g) above or of the terms of any such modification as is mentioned in Condition 6.2(h) above, but before the relevant adjustment to the Conversion Price becomes effective under Condition 6.2 above (such adjustment, a Retroactive Adjustment), then the Issuer shall (conditional upon the relevant adjustment becoming effective) procure that there shall be issued or transferred and delivered as indicated by the converting Bondholder in accordance with the instructions contained in the relevant Conversion Notice, such additional number of Ordinary Share (if any) (the Additional Ordinary Shares) as, together with the Ordinary Share issued or to be transferred and delivered on conversion of the relevant Bonds (together with any fraction of an Ordinary Shares not so issued or transferred and delivered), is equal to the number of Ordinary Shares which would have been required to be issued or transferred and delivered on such conversion if the relevant adjustment to the Conversion Price had been made and become effective immediately prior to the relevant Conversion Date, provided that in the case of Conditions 6.2(b), 6.2(c), 6.2(d), 6.2(e) or 6.2(i) above if the relevant Bondholder shall be entitled to receive the relevant Ordinary Shares, Dividends or Securities in respect of the Ordinary Shares to be issued or transferred and delivered to it, then no such Retroactive Adjustment shall be made in relation to the relevant event and the relevant Bondholder shall not be entitled to receive Additional Ordinary Shares in relation thereto.

6.4                               Decision of the Calculation Agent or an Independent Financial Adviser

Adjustments to the Conversion Price shall be determined and calculated by the Calculation Agent, and/or to the extent so specified in these Conditions, in good faith by an Independent Financial Adviser.  Adjustments to the Conversion Price calculated by the Calculation Agent and/or, where applicable, an Independent Financial Adviser and any other determinations or calculations made by the Calculation Agent or an Independent Financial Adviser pursuant to the Conditions shall be final and binding (in the absence of bad faith or manifest error) on the Issuer, the Trustee, the Bondholders and the Paying and Conversion Agents.

The Calculation Agent is acting exclusively as an agent for, and upon the request of, the Issuer.  Neither the Calculation Agent (acting in such capacity) nor any Independent Financial Adviser appointed in connection with the Bonds (acting in such capacity), shall have any relationship of agency or trust with, and it shall not be liable and shall incur no liability to, the Bondholders.

The Calculation Agent (following consultation with the Issuer and the Guarantor) may consult, at the expense of the Issuer (failing which, the Guarantor), on any matter (including but not limited to, any legal matter), with any legal or other professional adviser and it shall not be liable and shall incur no liability as against the Bondholders in respect of anything done, or omitted to be done, relating to that matter in good faith in accordance with that adviser’s opinion.

If, following consultation between the Issuer and the Calculation Agent, any doubt shall arise as to whether an adjustment falls to be made to the Conversion Price or as to the appropriate adjustment to the Conversion Price, and following consultation between the Issuer and an Independent Financial Adviser, a written determination of such Independent Financial Adviser in respect thereof shall be conclusive and binding on all parties, save in the case of manifest error.

6.5                               Share or Option Schemes, Dividend Reinvestment Plans

No adjustment will be made to the Conversion Price where Ordinary Shares or other Securities (including rights, warrants and options) are issued, offered, exercised, allotted, purchased, appropriated, modified or granted to, or for the benefit of, employees or former employees (including directors holding or formerly holding executive or non-executive office or the personal service company of any such person) as well as certain current and former key persons and consultants or their spouses or relatives, in each case, of the Issuer or any of member of the Group or any associated company or to a trustee or trustees to be held for the benefit of any such person, in any such case pursuant to any share or option scheme or pursuant to any dividend reinvestment plan or similar plan or scheme.

6.6                               Rounding Down and Notice of Adjustment to the Conversion Price

On any adjustment, the resultant Conversion Price, if not an integral multiple of 0.0001, shall be rounded down to the nearest whole multiple of 0.0001.  No adjustment shall be made to the Conversion Price where such adjustment (rounded down if applicable) would be less than one per cent. of the Conversion Price then in effect.  Any adjustment not required to be made and/or any amount by which the Conversion Price has been rounded down, shall be carried forward and taken into account in any subsequent adjustment, and such subsequent adjustment shall be made on the basis that the adjustment not required to be made had been made at the relevant time and/or, as the case may be, that the relevant rounding down had not been made.

The Conversion Price shall not, in any event, be reduced to below the accounting par value of the Ordinary Shares.  The Issuer undertakes that it shall not take any action, and shall procure that no action is taken, that would otherwise result in an adjustment to the Conversion Price to below such accounting par value or any minimum level permitted by applicable laws or regulations.

6.7                               Change of Control

If a Change of Control shall occur, then upon any exercise of Conversion Rights where the Conversion Date falls during the Change of Control Period, the Conversion Price shall be the Change of Control Conversion Price determined in accordance with Condition 6.2(j).

Within 14 calendar days following the occurrence of a Change of Control, the Issuer shall give notice thereof to the Trustee and to the Bondholders in accordance with Condition 16 (a Change of Control Notice).  Such notice shall contain a statement informing Bondholders of their entitlement to exercise their Conversion Rights as provided in these Conditions and their entitlement to exercise their rights to require redemption of their Bonds pursuant to Condition 7.5.

The Change of Control Notice shall also specify:

(a)                                 to the fullest extent permitted by applicable law, all information material to Bondholders concerning the Change of Control;

(b)                                 the Conversion Price immediately prior to the occurrence of the Change of Control and the indicative Change of Control Conversion Price based on such Conversion Price (but, for the avoidance of doubt, the actual Change of Control Conversion Price applicable to a particular exercise of Conversion Rights will be the Conversion Price as at the relevant Conversion Date as adjusted in accordance with Condition 6.2(j));

(c)                                  the closing price of the Ordinary Shares as derived from the Relevant Stock Exchange as at the latest practicable date prior to the publication of the Change of Control Notice;

(d)                                 the last day of the Change of Control Period;

(e)                                  the Change of Control Put Date; and

(f)                                   such other information relating to the Change of Control as the Trustee may require.

The Trustee shall not be required to monitor or take any steps to monitor or ascertain whether a Change of Control or any event which could lead to a Change of Control has occurred or may occur and will not be responsible or liable to Bondholders or any other person for any loss arising from any failure by it to do so.

6.8                               Procedure for exercise of Conversion Rights

Conversion Rights may be exercised by a Bondholder during the Conversion Period by delivering the relevant Bond to the specified office of any Paying and Conversion Agent, during its usual business hours, accompanied by a duly completed and signed notice of conversion (a Conversion Notice) in the form (for the time being current) obtainable from any Paying and Conversion Agent.  Conversion Rights shall be exercised subject in each case to any applicable fiscal or other laws or regulations applicable in the jurisdiction in which the specified office of the Paying and Conversion Agent to whom the relevant Conversion Notice is delivered is located.

If the delivery of the relevant Bond and Conversion Notice as described in the foregoing paragraph is made after the end of normal business hours or on a day which is not a business day in the place of the specified office of the relevant Paying and Conversion Agent, such delivery shall be deemed for all purposes of these Conditions to have been made on the next following such business day.

Conversion Rights may only be exercised in respect of an Authorised Denomination.

Any determination as to whether any Conversion Notice has been duly completed and properly delivered shall be made by the relevant Paying and Conversion Agent and shall, save in the case of manifest error, be conclusive and binding on the Issuer, the Trustee and the Paying and Conversion Agents and the relevant Bondholder. A Conversion Notice, once delivered, shall be irrevocable.

The conversion date in respect of a Bond (the Conversion Date) shall be the business day in Brussels immediately following (a) the date of the delivery of the relevant Bond and the Conversion Notice as provided in this Condition 6.8 and (b) the date on which payment of any other amount payable by the relevant Bondholder pursuant to the following paragraph of this Condition 6.8 is made.

A Bondholder exercising Conversion Rights must pay directly to the relevant authorities any taxes and capital, stamp, issue, registration and transfer taxes and duties arising on conversion (other than any capital, stamp, issue, registration and transfer taxes and duties payable in Belgium and/or Spain and/or in any other jurisdiction in which the Issuer or the Guarantor may be domiciled or resident or to whose taxing jurisdiction it may be generally subject, in respect of the allotment, issue or transfer and delivery of any Ordinary Shares in respect of such exercise (including any Additional Ordinary Shares), which shall be paid by the Issuer or the Guarantor).  Such Bondholder must also pay all, if any, taxes arising by reference to any disposal or deemed disposal of a Bond or interest therein in connection with such conversion.  If the Issuer or the Guarantor shall fail to pay any capital, stamp, issue, registration and transfer taxes and duties payable for which it is responsible as provided above, the relevant holder shall be entitled to tender and pay the same and the Issuer and the Guarantor as a separate and independent stipulation, covenant to reimburse and indemnify each Bondholder in respect of any payment thereof and any penalties payable in respect thereof.

The Trustee shall not be responsible for determining whether such taxes or capital, stamp, issue, registration and transfer taxes and duties are payable or the amount thereof and it shall not be responsible or liable for any failure by the Issuer or the Guarantor or any Bondholder to pay such taxes or capital, stamp, issue, registration and transfer taxes and duties.

Ordinary Shares to be issued or delivered on the exercise of Conversion Rights will be issued in dematerialised book-entry form and credited to such account as indicated by the relevant Bondholder(s) held at Euroclear Belgium as is specified in the relevant Conversion Notice.

The Issuer will take all necessary steps to procure that the Ordinary Shares to be issued or delivered on exercise of Conversion Rights are issued and/or delivered, as directed in the relevant Conversion Notice, by not later than the seventh business day in Belgium following the relevant Conversion Date (or, in the case of Additional Ordinary Shares, not later than the seventh business day in Belgium following the relevant Reference Date).

Notwithstanding any other provisions of these Conditions, a Bondholder exercising its Conversion Right following a Change of Control Conversion Right Amendment as described in Condition 11(b)(vii) will be deemed, for the purposes of these Conditions, to have received the Ordinary Shares arising on conversion of its Bonds in the manner provided in these Conditions, and have exchanged such Ordinary Shares for the consideration that it would have received therefor if it had exercised its Conversion Right in respect of such Ordinary Shares at the time of the occurrence of the relevant Change of Control.

Following the conversion of a Bond and the delivery of the relevant Ordinary Shares in respect thereof, such Bond will be cancelled.

6.9                               Ordinary Shares

(a)                                 Ordinary Shares (including any Additional Ordinary Shares) issued or transferred and delivered upon exercise of Conversion Rights will be fully paid and will in all respects rank pari passu with the fully paid Ordinary Shares in issue on the relevant Conversion Date or, in the case of Additional Ordinary Shares, on the relevant Reference Date, except in any such case for any right excluded by mandatory provisions of applicable law and except that such Ordinary Shares or, as the case may be, Additional Ordinary Shares will not rank for (or, as the case may be, the relevant holder shall not be entitled to receive) any rights, distributions or payments the record date or other due date for the establishment of entitlement for which falls prior to the relevant Conversion Date or, as the case may be, the relevant Reference Date.

(b)                                 Save as provided in Condition 6.10, no payment or adjustment shall be made on exercise of Conversion Rights for any interest which otherwise would have accrued on the relevant Bonds since the last Interest Payment Date preceding the Conversion Date relating to such Bonds (or, if such Conversion Date falls before the first Interest Payment Date, since the Closing Date).

6.10                        Interest on Conversion

If any notice requiring the redemption of the Bonds is given pursuant to Condition 7.2 on or after the fifteenth Brussels business day prior to a record date in respect of any Dividend or distribution payable in respect of the Ordinary Shares which has occurred since the last Interest Payment Date (or in the case of the first Interest Period, since the Closing Date) where such notice specifies a date for redemption falling on or prior to the date which is 14 days after the Interest Payment Date next following such record date, interest shall accrue at the rate provided in Condition 5.1 on Bonds in respect of which Conversion Rights shall have been exercised and in respect of which the Conversion Date falls after such record date and on or prior to the Interest Payment Date next following such record date in respect of such Dividend or distribution, in each case from and including the preceding Interest Payment Date (or, if such Conversion Date falls before the first Interest Payment Date, from the Closing Date) to but excluding such Conversion Date. The Issuer shall pay any such interest by not later than 14 days after the relevant Conversion Date by transfer to a euro account maintained with a bank in a city with access to the TARGET System in accordance with instructions given by the relevant Bondholder in the relevant Conversion Notice.

6.11                        Purchase or Redemption of Ordinary Shares

The Issuer or any member of the Group may exercise such rights as it may from time to time enjoy to purchase or redeem or buy back any shares of the Issuer (including Ordinary Shares) or any depositary or other receipts or certificates representing the same without the consent of the Trustee or the Bondholders.

6.12                        No Duty to Monitor

The Trustee shall not be under any duty to monitor whether any event or circumstance has happened or exists or may happen or exist which requires or may require an adjustment to be made to the Conversion Price or as to the amount of any adjustment actually made and will not be responsible or liable to the Bondholders or any other person for any loss arising from any failure by it to do so, nor shall the Trustee be responsible or liable to any person for any determination of whether or not an adjustment to the Conversion Price is required or should be made nor as to the determination or calculation of any such adjustment. Neither the Trustee nor the Paying and Conversion Agents shall be under any duty to monitor whether any event or circumstance has occurred or exists or may occur or exist which would entitle the Bondholders to exercise their Conversion Rights.

The Calculation Agent shall not be under any duty to monitor whether any event or circumstance has happened or exists or may happen or exist which requires or may require an adjustment to be made to the Conversion Price and will not be responsible or liable to the Bondholders for any loss arising from any failure by it to do so.

6.13                        Consolidation, Amalgamation or Merger

Without prejudice to Condition 6.2(j), in the case of (a) any consolidation, amalgamation or merger of the Issuer with any other corporation (other than a consolidation, amalgamation or merger in which the Issuer is the continuing corporation) (a Successor in Business), or (b) any sale or transfer of all, or substantially all, of the assets of the Issuer to another entity (whether by operation of law or otherwise) (also a Successor in Business), the Issuer will forthwith give notice thereof to the Trustee and to the Bondholders in accordance with Condition 16 of such event and will take such steps as shall be required:

(a)                                 to effect the substitution of such Successor in Business as principal debtor under the Bonds and the Trust Deed in place of the Issuer (or any previous substitute under Condition 13.3) in accordance with Condition 13.3 and the Trust Deed; and

(b)                                 (including the execution of a deed supplemental to or amending the Trust Deed) to ensure (i) that each Bond then outstanding will (during the period in which Conversion Rights may be exercised) be convertible into the class and amount of shares and other securities and property of the Successor in Business receivable upon such consolidation, amalgamation, merger, sale or transfer by a holder of the number of Ordinary Shares which would have become liable to be issued or transferred and delivered upon exercise of Conversion Rights immediately prior to such consolidation, amalgamation, merger, sale or transfer, or (ii) if, in the case of any such sale or transfer, no such shares or other securities and property are receivable by a holder of Ordinary Shares, that each Bond then outstanding will (during the period in which Conversion Rights may be exercised) be convertible into shares and other securities and property of the Successor in Business on such basis and with a Conversion Price (subject to adjustment as provided in these Conditions) as determined in good faith by an Independent Financial Adviser (each a Conversion Right Transfer).

The satisfaction of the requirements set out in subparagraphs (a) and (b) of this Condition 6.13 by the Issuer (or any previous substitute under Condition 13.3) is herein referred to as a Permitted Cessation of Business.

The above provisions of this Condition 6.13 will apply, mutatis mutandis to any subsequent consolidations, amalgamations, mergers, sales or transfers.

At the request of the Issuer but subject to the Issuer’s compliance with the provisions of subparagraph (a) and (b) of this Condition 6.13, the Trustee shall (at the expense of the Issuer), without the requirement for any consent or approval of the Bondholders, be obliged to concur with the Issuer in effecting any Conversion Right Transfer (including, inter alia, the execution of a deed supplemental to or amending the Trust Deed), provided that the Trustee shall not be obliged so to concur if in the opinion of the Trustee doing so would impose more onerous obligations upon it or expose it to further liabilities or reduce its protections, rights and benefits.

6.14                        Notice of Conversion Price

Notice of any adjustments to the Conversion Price shall be given by the Issuer to Bondholders in accordance with Condition 16 and the Trustee promptly after the determination thereof.

7.                                      REDEMPTION AND PURCHASE

7.1                               Final Redemption

Unless previously purchased and cancelled, redeemed or converted as herein provided, the Bonds will be redeemed at their principal amount on the Final Maturity Date.  The Bonds may only be redeemed at the option of the Issuer prior to the Final Maturity Date in accordance with Condition 7.2 or 7.3.

7.2                               Redemption at the Option of the Issuer

On giving not less than 30 nor more than 60 days’ notice (an Optional Redemption Notice) to the Trustee and to the Bondholders in accordance with Condition 16, the Issuer may redeem all but not some only of the Bonds on the date (the Optional Redemption Date) specified in the Optional Redemption Notice at their principal amount, together with accrued but unpaid interest to such date:

(a)                                 at any time on or after 27 March 2017, if on each of at least 20 dealing days in any period of 30 consecutive dealing days ending not earlier than seven dealing days prior to the giving of the relevant Optional Redemption Notice, the Volume Weighted Average Price of an Ordinary Share shall exceed 130% of the Conversion Price in effect (or deemed to be in effect and, for the avoidance of doubt, the Conversion Price deemed to be in effect on any dealing day which falls during a Change of Control Period shall be the Change of Control Conversion Price determined in accordance with Condition 6.2(j) which would apply on such dealing day if such dealing day were a Conversion Date in respect of the exercise of Conversion Rights) on each such dealing day (as verified by the Calculation Agent if so requested by the Issuer in its sole discretion); or

(b)                                 at any time if, prior to the date the relevant Optional Redemption Notice is given, Conversion Rights shall have been exercised and/or purchases (and corresponding cancellations) and/or redemptions effected in respect of 85% or more in principal amount of the Bonds originally issued (which shall for this purpose include any Further Bonds).

For the purposes of Condition 7.2(a), if on any dealing day in such 30 dealing day period the Volume Weighted Average Price on such dealing day shall have been quoted cum-Dividend (or cum-any other entitlement), the Volume Weighted Average Price of an Ordinary Share on such dealing day shall be deemed to be the amount thereof reduced by an amount equal to the Fair Market Value of any such Dividend or entitlement per Ordinary Share as at the date (or, if that is not a dealing date, the immediately preceding dealing day) of first public announcement of such Dividend (or entitlement), determined on a gross basis and disregarding any withholding or deduction required to be made for or on account of tax, and disregarding any associated tax credit.

7.3                               Redemption for Taxation Reasons

At any time the Issuer may, having given not less than 30 nor more than 60 days’ notice (a Tax Redemption Notice) to the Bondholders redeem (subject to the provisions of this Condition 7.3) all but not some only of the Bonds for the time being outstanding on the date (the Tax Redemption Date) specified in the Tax Redemption Notice at their principal amount, together with accrued but unpaid interest to such date, if:

(a)                                 the Issuer satisfies the Trustee immediately prior to the giving of such notice that the Issuer or (in circumstances where the Guarantor is required to make payment under the Guarantee) the Guarantor has or will become obliged to pay additional amounts pursuant to Condition 9 as a result of any change in, or amendment to, the laws or regulations of Belgium or Spain or any political subdivision or any authority thereof or therein having power to tax, or any change in the general application or official interpretation of such laws or regulations, which change or amendment becomes effective on or after 27 February 2015; and

(b)                                 such obligation cannot be avoided by the Issuer or, as the case may be, the Guarantor taking reasonable measures available to it,

provided that no such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Issuer or, as the case may be, the Guarantor would be obliged to pay such additional amounts were a payment in respect of the Bonds then due.

Prior to the publication of any notice of redemption pursuant to this paragraph, the Issuer shall deliver to the Trustee (i) a certificate signed by two directors of the Issuer stating that the obligation referred to in (a) above cannot be avoided by the Issuer or, as the case may be, the Guarantor taking reasonable measures available to it and (ii) an opinion of independent legal or tax advisers of recognised standing to the effect that such change or amendment has occurred and that the Issuer or, as the case may be, the Guarantor has or will be obliged to pay such additional amounts as a result thereof (irrespective of whether such amendment or change is then effective) and the Trustee shall be entitled to accept without any liability for so doing such certificate and opinion as sufficient evidence of the matters set out in (a) and (b) above in which event it shall be conclusive and binding on the Bondholders.

On the Tax Redemption Date the Issuer shall (subject to provisions of this Condition 7.3) redeem the Bonds at their principal amount, together with accrued interest to such date.

Notwithstanding the foregoing provisions of this Condition 7.3, if the Issuer gives a Tax Redemption Notice, each Bondholder will have the right to elect that his Bonds shall not be redeemed and that the provisions of Condition 9 shall not apply in respect of any payment of interest to be made on such Bonds which falls due after the relevant Tax Redemption Date, whereupon no additional amounts shall be payable in respect thereof pursuant to Condition 9 and payment of all amounts of such interest on such Bonds shall be made subject to the deduction or withholding of any Belgium and/or Spain taxation required to be withheld or deducted from time to time.  To exercise such right, the holder of the relevant Bond must complete, sign and deposit at the specified office of any Paying and Conversion Agent a duly completed and signed notice of election, in the form for the time being current, obtainable from the specified office of any Paying and Conversion Agent on or before the day falling ten days prior to the Tax Redemption Date.

References in this Condition 7.3 to Belgium and Spain shall be deemed also to refer to any jurisdiction in respect of which any undertaking or covenant equivalent to that in Condition 9 is given pursuant to the Trust Deed, (except that as regards such jurisdiction the words “becomes effective on or after 27 February 2015” at paragraph 7.3(a) above shall be replaced with the words “becomes effective after, and has not been announced on or before, the date on which any undertaking or covenant equivalent to that in Condition 9 was given pursuant to the Trust Deed)” and references in this Condition 7.3 to additional amounts payable under Condition 9 shall be deemed also to refer to additional amounts payable under any such undertaking or covenant.

7.4                               Optional Redemption and Tax Redemption Notices

The Issuer shall not give an Optional Redemption Notice or a Tax Redemption Notice at any time during a Change of Control Period or an Offer Period, and any such notice purported to be given by the Issuer during such period shall be invalid and of no effect and the relevant redemption shall not be made.  In addition, if the Issuer has, prior to the commencement of a Change of Control Period or an Offer Period, given an Optional Redemption Notice or a Tax Redemption Notice which specifies a date for redemption which falls in a Change of Control Period or an Offer Period, such notice shall be deemed to be immediately rescinded upon commencement of the relevant Change of Control Period or Offer Period (as the case may be) and shall have no effect and the relevant redemption shall not be made. Any Optional Redemption Notice or Tax Redemption Notice shall be irrevocable.  Any such notice shall specify (a) the Optional Redemption Date or, as the case may be, the Tax Redemption Date, which shall be a business day in Brussels (b) the Conversion Price, the aggregate principal amount of the Bonds outstanding and the closing price of the Ordinary Shares as derived from the Relevant Stock Exchange, in each case as at the latest practicable date prior to the publication of the Optional Redemption Notice or, as the case may be, the Tax Redemption Notice, (c) the last day on which Conversion Rights may be exercised by Bondholders, and (d) the amount of accrued interest payable in respect of each Bond on the Optional Redemption Date or Tax Redemption Date, as the case may be.

For the purposes of this Condition 7.4:

Offer means an offer to Shareholders to acquire all or a majority of the outstanding Ordinary Shares, whether expressed as a legal offer, an invitation to treat or in any other way, in circumstances where such offer is available to all Shareholders (or all or substantially all Shareholders other than (i) any holder to whom such offer may not be extended pursuant to applicable securities or other laws, (ii) the offeror or any associate of the offeror or any person connected with, or deemed to be acting together with, the offeror or (iii) to whom, by reason of the laws of any territory or requirements of any recognised regulatory body or any stock exchange in any territory, it is determined not to make such an offer); and

Offer Period means the period commencing on the date that any person announces an intention to make an Offer pursuant to Article 5 of the Belgian Takeover Decree of 27 April 2007 and ending on the earlier of (i) the date such Offer is withdrawn, terminates or lapses, (ii) the date such Offer results in a Change of Control and (iii) (if an Offer is not made within 45 days following such announcement) the date falling 45 days after such announcement (both dates inclusive).

7.5                               Redemption at the Option of Bondholders upon a Change of Control

Following the occurrence of a Change of Control, the holder of each Bond will have the right to require the Issuer to redeem that Bond on the Change of Control Put Date at its principal amount, together with accrued and unpaid interest to such date.  To exercise such right, the holder of the relevant Bond must deliver such Bond to the specified office of any Paying and Conversion Agent, together with a duly completed and signed notice of exercise in the form for the time being current obtainable from the specified office of any Paying and Conversion Agent (a Change of Control Put Exercise Notice), at any time during the Change of Control Period.  The Change of Control Put Date shall be the tenth Brussels business day after the expiry of the Change of Control Period.

Payment in respect of any such Bond shall be made by euro cheque drawn on, or transfer to, a euro account maintained with, a bank in a city in which banks have access to the TARGET System in accordance with instructions given by the relevant Bondholder in the Change of Control Put Exercise Notice as specified by the relevant Bondholder in the relevant Change of Control Put Exercise Notice.

A Change of Control Put Exercise Notice, once delivered, shall be irrevocable and the Issuer shall redeem all Bonds the subject of Change of Control Put Exercise Notices delivered as aforesaid on the Change of Control Put Date.

7.6                               Purchase

Subject to the requirements (if any) of any stock exchange on which the Bonds may be admitted to listing and trading at the relevant time and subject to compliance with applicable laws and regulations, the Issuer, the Guarantor or any member of the Group may at any time purchase any Bonds in the open market or otherwise at any price. Such Bonds may be held, re-sold or reissued or, at the option of the relevant purchaser, surrendered to any Paying and Conversion Agent for cancellation.

The Bonds so purchased, while held by or on behalf of the Issuer, the Guarantor or any member of the Group, shall not entitle the holder to, inter alia, vote at any meetings of the Bondholders and shall not be deemed to be outstanding for the purposes of calculating quorums at meetings of Bondholders for the purpose of Condition 13.1.

7.7                               Cancellation

All Bonds which are redeemed or in respect of which Conversion Rights are exercised will be cancelled and may not be reissued or resold.  Bonds purchased by the Issuer, the Guarantor or any member of the Group may be surrendered to the Principal Paying and Conversion Agent for cancellation and, if so surrendered, shall be cancelled and may not be reissued or resold.

Upon any purchase, reissue or resale of Bonds by the Issuer, the Guarantor or any member of the Group, the Issuer shall promptly give notice to Bondholders in accordance with Condition 16 specifying the aggregate nominal amount of Bonds so purchased, reissued or resold and the aggregate nominal amount of Bonds held by the Issuer, the Guarantor or any other member of the Group immediately following such purchase, reissue or resale.

7.8                               Multiple Notices

If more than one notice of redemption is given pursuant to this Condition 7, the first of such notices to be given shall prevail.

8.                                      PAYMENTS

8.1                               Payment

Without prejudice to Article 474 of the Belgian Code of Companies, payment of principal and interest payable on a redemption of the Bonds and payment of any interest due on an Interest

Payment Date in respect of the Bonds will be made through the Principal Paying and Conversion Agent and the NBB System in accordance with the NBB System Regulations. The payment obligations of the Issuer under the Bonds will be discharged by payment to the NBB in respect of each amount so paid, and Bondholders must thereupon look to the NBB System and the participant(s) therein through whom they hold their Bonds for their share of such payment. The records of the NBB System and its participants shall be prima facie evidence of the relevant payments made.

Payment of all other amounts will be made as provided in these Conditions.

8.2                               Method of Payment

Each payment referred to in Condition 8.1 will be made not later than the due date for payment in euro by transfer to a euro account maintained by the payee with a bank in a city in which banks have access to the TARGET System.

Payment instructions (for value on the due date or, if that is not a business day in Brussels, for value the first following day which is a business day in Brussels) will be initiated on the business day in Brussels preceding the due date for payment.

8.3                               Payments subject to fiscal laws

All payments in respect of the Bonds (including under the Guarantee) are subject in all cases to any applicable fiscal or other laws and regulations applicable thereto in the place of payment. No commissions or expenses shall be charged to the Bondholders in respect of such payments.

8.4                               Delay in payment

If any date for payment in respect of the Bonds is not a TARGET Business Day, the holder shall not be entitled to payment until the next following TARGET Business Day, nor to any interest or other sum in respect of such postponed payment.

8.5                               Paying and Conversion Agents, etc.

(a)                                 The names of the initial Paying and Conversion Agents and Domiciliary Agent and their initial specified offices are set out below. The Issuer and the Guarantor reserve the right under the Agency Agreement at any time, with the prior written approval of the Trustee, to remove any Paying and Conversion Agent and the Domiciliary Agent, and to appoint other or further Paying and Conversion Agents or an additional Domiciliary Agent, provided that they will at all times:

(i)                                     maintain Paying and Conversion Agents having specified offices in:

(A)                               a European city;

(B)                               any place required by the rules of any relevant stock exchange if and for so long as the Bonds are listed or admitted to trading on any stock exchange or admitted to listing by any other relevant authority for which the rules require the appointment of a Paying and Conversion Agent in any particular place; and

(C)                               in a European Union member state (if any) that will not be obliged to withhold or deduct tax pursuant to European Council Directive 2003/48/EC or any law implementing or complying with, or introduced in order to conform to, such Directive; and

(ii)                                  maintain a Domiciliary Agent that is at all times be a participant in the X/N System.

Notice of any such removal or appointment and of any change in the specified office of any Paying and Conversion Agent or the Domiciliary Agent will be given as soon as practicable to Bondholders in accordance with Condition 16.

As at the Closing Date, the initial Principal Paying and Conversion Agent and Domiciliary Agent is BNP Paribas Securities Services, Brussels branch whose specified office is at Boulevard Louis Schmidt 2, 1040 Brussels, Belgium.

(b)                                 The Issuer and the Guarantor reserve the right under the Agency Agreement at any time to vary or terminate the appointment of the Calculation Agent and appoint additional or other Calculation Agents, provided that they will maintain a Calculation Agent, which shall be a financial institution of international repute or a financial adviser with appropriate expertise.

8.6                               No charges

Neither the Paying and Conversion Agents nor the Domiciliary Agent shall make or impose on a Bondholder any charge or commission in relation to any payment, exchange, transfer or conversion in respect of the Bonds.

8.7                               Fractions

When making payments to Bondholders, if the relevant payment is not of an amount which is a whole multiple of the smallest unit of the relevant currency in which such payment is to be made, such payment will be rounded down in accordance with the NBB System Regulations.

9.                                      TAXATION

All payments of principal and interest by or on behalf of the Issuer in respect of the Bonds or, as the case may be, by the Guarantor under the Guarantee shall be made free and clear of, and without withholding or deduction for, or on account of, any taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within Belgium or Spain or any authority therein or thereof having power to tax, unless such withholding or deduction is required by law. In that event, the Issuer or, as the case may be, the Guarantor shall pay such additional amounts as will result in receipt by the Bondholders of such amounts, after such withholding or deduction, as would have been received by them had no such withholding or deduction been required, except that no such additional amounts shall be payable in respect any Bond:

(a)                                 to a holder (or to a third party on behalf of a holder) who is subject to such taxes, duties, assessments or governmental charges in respect of such Bond by reason of his having some connection with Belgium or Spain otherwise than merely by holding the Bond or by the receipt of amounts in respect of the Bond; or

(b)                                 where such withholding or deduction is imposed on a payment to an individual or certain residual entities and is required to be made pursuant to European Council Directive 2003/48/EC or any law implementing or complying with, or introduced in order to conform to, such Directive; or

(c)                                  where such withholding or deduction is imposed because the holder (or the beneficial owner) is not an Eligible Investor (unless that person was an Eligible Investor at the time of its acquisition of the relevant Bond but has ceased from being an Eligible Investor by reason of a change in the Belgian tax laws or regulations or in the interpretation thereof) or is an

Eligible Investor but is not holding the relevant Bond in an exempt securities account with a qualifying clearing system in accordance with the Belgian law of 6 August 1993 relating to transactions in certain securities and its implementation decrees.

References in these Conditions to principal and/or interest and/or any other amounts payable in respect of the Bonds shall be deemed also to refer to any additional amounts which may be payable under this Condition or any undertaking or covenant given in addition thereto or in substitution therefor pursuant to the Trust Deed.

In accordance with Condition 7.3, the provisions of this Condition 9 shall not apply in respect of any payments of principal or interest which fall due after the relevant Tax Redemption Date in respect of any Bonds which are the subject of a Bondholder election pursuant to Condition 7.3.

10.                               EVENTS OF DEFAULT

The Trustee at its discretion may, and if so requested in writing by the holders of at least one-quarter in principal amount of the Bonds then outstanding or if so directed by an Extraordinary Resolution of the Bondholders shall (subject in each case to being indemnified and/or secured and/or prefunded to its satisfaction and provided that in the case of paragraphs (b), (d), (h), (j), (l) and (m) (and, in the case of a Group Company other than the Issuer and the Guarantor only, paragraphs (f) and (g)) the Trustee shall have certified that in its opinion such event is materially prejudicial to the interests of Bondholders), give notice in writing to the Issuer and the Guarantor that the Bonds are, and they shall accordingly thereby immediately become, due and repayable at their principal amount, together with accrued interest (as provided in the Trust Deed), if any of the following events (each an Event of Default) shall have occurred:

(a)                                 the Issuer and the Guarantor fail to pay the principal of or any interest on any of the Bonds (or, as the case may be, the guaranteed payments in respect thereof) when due and such failure continues for a period of seven days in the case of principal and 14 days in the case of interest; or

(b)                                 the Issuer or the Guarantor (i) does not perform or comply with any one or more of its other obligations in respect of the Bonds or the Trust Deed or (ii) fails to perform or observe any obligation under Condition 11 which would, but for the provisions of applicable law, be a breach thereof and, in any such case of (i) or (ii) above, such default is incapable of remedy or, if (in the opinion of the Trustee) capable of remedy, is not (in the opinion of the Trustee) remedied within 30 days (or, in the case of failure to deliver Ordinary Shares due upon conversion of the Bonds, ten days) after the Issuer and the Guarantor shall have received from the Trustee written notice of such default; or

(c)                                  if (i) any Indebtedness of the Issuer, the Guarantor or any Group Company becomes capable of being declared due and repayable prematurely by reason of an event of default (however described); (ii) the Issuer, the Guarantor or any Group Company fails to make any payment in respect of any Indebtedness on the due date for payment; (iii) any security given by the Issuer, the Guarantor or any Group Company for any Indebtedness becomes enforceable; or (iv) default is made by the Issuer, the Guarantor or any Group Company in making any payment due under any guarantee and/or indemnity given by it in relation to any Indebtedness of any other person; provided that no such event shall constitute an Event of Default unless the relative Indebtedness, either alone or when aggregated with other Indebtedness relative to all (if any) other such events which shall have occurred, shall amount to at least €200,000 (or its equivalent in any other currency); or

(d)                                 if (i) a distress, attachment, execution or other legal process is levied, enforced or sued out on or against all or any substantial part of the property, assets or revenues of the Issuer, the

Guarantor or any Group Company and is not discharged or stayed within 30 days or such longer period as may be permitted by the Trustee in its sole discretion; or (ii) any step is taken by any person with a view to the seizure, compulsory acquisition, expropriation or nationalisation of all or a material part of the assets of the Issuer, the Guarantor or any Group Company; or

(e)                                  any step is taken to enforce any mortgage, charge, pledge, lien or other encumbrance, present or future, created or assumed by the Issuer, the Guarantor or any Group Company (including the taking of possession or the appointment of a receiver, administrative receiver, administrator manager, judicial manager or other similar person (including a curateur/curator and a mandataire de justice/gerechtsmandataris or médiateur d’entreprise/ ondernemingsbemiddelaar under the Belgian law of 31 January 2009 on the continuity of enterprises)), unless the Issuer, the Guarantor or the relevant Group Company is contesting such enforcement action in good faith and the relevant enforcement action is discharged within 60 days; or

(f)                                   the Issuer, the Guarantor or any Group Company is insolvent or bankrupt or unable to pay its debts, or stops, suspends or publicly announces an intention to stop or suspend payment of all or a substantial part of (or of a particular type of) its debts, or proposes or makes any agreement for the deferral, rescheduling or other readjustment of all of (or all of a particular type of) its debts (or of any substantial part) which it will otherwise be unable to pay when due, or proposes or makes a general assignment or an arrangement or composition or compromise with or for the benefit of the relevant creditors in respect of any of such debts or a moratorium is agreed or declared or comes into effect in respect of or affecting all or any substantial part of (or of a particular type of) the debts of the Issuer, the Guarantor or any Group Company; or

(g)                                  an order is made or a resolution is passed for the winding-up, bankruptcy or dissolution of the Issuer, the Guarantor or any Group Company, or the Issuer, the Guarantor or any Group Company has passed a special resolution to have itself wound up or has made an announcement or issued a notice to that effect, or the Issuer, the Guarantor or any Group Company ceases or publicly announces an intention to cease to carry on all or a substantial part of its business or operations, except in any such case (i) as a result of a Permitted Cessation of Business, (ii) for the purpose of and followed by a reconstruction, amalgamation, reorganisation, merger or consolidation on terms approved by the Trustee or by an Extraordinary Resolution of the Bondholders or (iii) in the case of a Group Company other than the Issuer or the Guarantor, whereby the undertaking and assets of the Group Company are transferred to or otherwise vested in the Issuer, the Guarantor or another Group Company; or

(h)                                 any action, condition or thing (including the obtaining or effecting of any necessary consent, approval, authorisation, exemption, filing, licence, order, recording or registration) at any time required to be taken, fulfilled or done in order (i) to enable the Issuer and the Guarantor lawfully to enter into, exercise their respective rights and perform and comply with their respective obligations under the Bonds or the Trust Deed, as the case may be, (ii) to ensure that those obligations are legally binding and enforceable and (iii) to make the Bonds and the Trust Deed admissible in evidence is, in the case of (i), (ii) or (iii) above, not taken, fulfilled or done; or

(i)                                     a final judgment or judgments for the payment of money are rendered against the Issuer, the Guarantor or any Group Company and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

(j)                                    it is or will become unlawful for the Issuer or the Guarantor to perform or comply with any of their respective payment obligations and/or (in the case of the Issuer) obligations to deliver Ordinary Shares under or in respect of the Bonds or the Trust Deed, as the case may be; or

(k)                                 the Guarantee is not (or is claimed by the Guarantor not to be) in full force and effect; or

(l)                                     any event occurs which under the laws of any relevant jurisdiction has an analogous effect to any of the events referred to in any of the foregoing paragraphs; or

(m)                             any other event occurs (including, without limitation, a material adverse change from the position applicable as at 27 February 2015 in the business affairs, operations, assets or condition (financial or otherwise) of the Issuer or the Guarantor), the effect of which is to materially imperil, delay or prevent the due fulfilment by the Issuer and the Guarantor of any of their payment obligations under the Bonds or the Trust Deed.

11.                               UNDERTAKINGS

Whilst any Conversion Right remains exercisable, the Issuer will, save with the approval of an Extraordinary Resolution or with the prior written approval of the Trustee where, in its opinion, it is not materially prejudicial to the interests of the Bondholders to give such approval:

(a)                                 not issue or pay up any Securities, in either case by way of capitalisation of profits or reserves, other than:

(i)                                     pursuant to a Scheme of Arrangement, to the extent available, involving a reduction and cancellation of Ordinary Shares and the issue to Shareholders of an equal number of Ordinary Shares by way of capitalisation of profits or reserves; or

(ii)                                  by the issue of fully paid Ordinary Shares to the Shareholders and other holders of shares in the capital of the Issuer which by their terms entitle the holders thereof to receive Ordinary Shares or other Securities on a capitalisation of profits or reserves; or

(iii)                               by the issue of Ordinary Shares paid up in full out of profits or reserves (in accordance with applicable law) and issued wholly, ignoring fractional entitlements, in lieu of the whole or part of a cash dividend; or

(iv)                              by the issue of fully paid equity share capital (other than Ordinary Shares) to the holders of equity share capital of the same class and other holders of shares in the capital of the Issuer which by their terms entitle the holders thereof to receive equity share capital (other than Ordinary Shares); or

(v)                                 by the issue of Ordinary Shares or any equity share capital to, or for the benefit of, any employee or former employee, director or executive (holding or formerly holding executive office) or the personal service company of any such person as well as certain current and former key persons and consultants of the Issuer or any of its Subsidiaries or any associated company or to trustees or nominees to be held for the benefit of any such person, in any such case pursuant to an employee, director or executive share or option scheme whether for all employees, directors, or executives or any one or more of them, unless, in any such case, the same constitutes a Dividend or otherwise gives (or, in the case of an issue or payment up of Securities in connection with a Change of Control, gives or will give, as the case may be) rise (or would, but for the provisions of Condition 6.6 relating to roundings or the carry forward of adjustments, give rise) to an adjustment to the Conversion Price or is (or, in the case of any issue or payment up of Securities in connection with a Change of Control, is or will be, as the case may be) otherwise taken into account for the purposes of determining whether such an adjustment should be made;

(b)                                 not in any way modify the rights attaching to the Ordinary Shares with respect to voting, dividends or liquidation nor issue any other class of equity share capital carrying any rights which are more favourable than such rights attaching to the Ordinary Shares but so that nothing in this Condition 11(b) shall prevent:

(i)                                     the issue of any equity share capital to employees (including directors holding or formerly holding executive or non-executive office or the personal service company of any such person as well as certain current and former key persons and consultants) whether of the Issuer or any of the Issuer’s subsidiaries or associated companies by virtue of their office or employment pursuant to any scheme or plan; or

(ii)                                  any consolidation, reclassification/redesignation or subdivision of the Ordinary Shares; or

(iii)                               any modification of such rights which is not, in the determination in good faith of an Independent Financial Adviser, materially prejudicial to the interests of the holders of the Bonds; or

(iv)                              any alteration to the articles of association of the Issuer made in connection with the matters described in this Condition 11 or which is supplemental or incidental to any of the foregoing (including any amendment made to enable or facilitate procedures relating to such matters and any amendment dealing with the rights and obligations of holders of Securities, including Ordinary Shares, dealt with under such procedures); or

(v)                                 any issue of equity share capital where the issue of such equity share capital results or would, but for the provisions of Condition 6.6 relating to roundings or the carry forward of adjustments or, where comprising Ordinary Shares, the fact that the consideration per Ordinary Share receivable therefor is at least 95% of the Current Market Price per Ordinary Share on the relevant date, otherwise result, in an adjustment to the Conversion Price; or

(vi)                              any issue of equity share capital or modification of rights attaching to the Ordinary Shares, where prior thereto the Issuer shall have instructed an Independent Financial Adviser to determine in good faith what (if any) adjustments should be made to the Conversion Price as being fair and reasonable to take account thereof and such Independent Financial Adviser shall have determined in good faith either that no adjustment is required or that an adjustment to the Conversion Price is required and, if so, the new Conversion Price as a result thereof and the basis upon which such adjustment is to be made and, in any such case, the date on which the adjustment shall take effect (and so that the adjustment shall be made and shall take effect accordingly); or

(vii)                           without prejudice to Condition 6.2(j) and Condition 7.5, the amendment of the articles of association of the Issuer following a Change of Control to ensure that any Bondholder exercising its Conversion Right after the occurrence of a Change of Control will receive the same consideration for the Ordinary Shares arising on conversion as it would have received had it exercised its Conversion Right at the time of the occurrence of the Change of Control (a Change of Control Conversion Right Amendment);

(c)                                  procure that no Securities (whether issued by the Issuer or any member of the Group or procured by the Issuer or any member of the Group to be issued or issued by any other person pursuant to any arrangement with the Issuer or any member of the Group) issued without rights to convert into, or exchange or subscribe for, Ordinary Shares shall subsequently be granted such rights exercisable at a consideration per Ordinary Share which is less than 95% of the Current Market Price per Ordinary Share at the close of business on the last dealing day preceding the date of the first public announcement of the proposed inclusion of such rights unless the same gives rise (or would, but for the provisions of Condition 6.6 relating to roundings or the carry forward of adjustments, give rise) to an adjustment to the Conversion Price and that at no time shall there be in issue Ordinary Shares of differing accounting par values, save where such Ordinary Shares have the same economic rights;

(d)                                 not make any issue, grant or distribution or take or omit to take any other action if the effect thereof would be that, on conversion of the Bonds, Ordinary Shares could not, under any applicable law then in effect, be legally issued as fully paid;

(e)                                  not reduce its issued share capital, share premium account, or capital redemption reserve or any uncalled liability in respect thereof, or any non-distributable reserves, except:

(i)                                     pursuant to the terms of issue of the relevant share capital; or

(ii)                                  by means of a purchase or redemption of share capital of the Issuer to the extent, in any such case, permitted by applicable law; or

(iii)                               where the reduction does not involve any distribution of assets to Shareholders; or

(iv)                              solely in relation to a change in the currency in which the accounting par value of the Ordinary Shares is expressed; or

(v)                                 to create distributable reserves (to which, in respect of any such creation of distributable reserves by the Issuer, the Trustee will be deemed to have irrevocably given its consent (without any liability for so doing) prior to such creation of distributable reserves occurring and, to the extent that express consent is required, the Bondholders authorise and direct the Trustee to give its consent (without any liability for so doing) to such creation of distributable reserves); or

(vi)                              pursuant to a Scheme of Arrangement involving a reduction and cancellation of Ordinary Shares and the issue to Shareholders of an equal number of Ordinary Shares by way of capitalisation of profits or reserves; or

(vii)                           by way of transfer to reserves as permitted under applicable law; or

(viii)                        to set off accounting losses recognised by the Issuer or to create a reserve to set off foreseeable accounting losses, in each case in accordance with Article 614 of the Belgian Company Code; or

(ix)                              where the reduction is permitted by applicable law and the Trustee is advised by an Independent Financial Adviser, acting as an expert and in good faith, that the interests of the Bondholders will not be materially prejudiced by such reduction; or

(x)                                 where the reduction is permitted by applicable law and results (or, in the case of a reduction in connection with a Change of Control, results or will result, as the case may be) in (or would, but for the provisions of Condition 6.6 relating to roundings or the carry forward of adjustments, result in) an adjustment to the Conversion Price or is (or, in the case of a reduction in connection with a Change of Control, is or will be, as the case may be) otherwise taken into account for the purposes of determining whether such an adjustment should be made, provided that, without prejudice to the other provisions of these Conditions, the Issuer may exercise such rights as it may from time to time be entitled pursuant to applicable law to purchase, redeem or buy back its Ordinary Shares and any depositary or other receipts or certificates representing Ordinary Shares without the consent of Bondholders;

(f)                                   if any offer is made to all (or as nearly as may be practicable all) Shareholders (or all (or as nearly as may be practicable all) such Shareholders other than the offeror and/or any associates of the offeror) to acquire the whole or any part of the issued ordinary share capital of the Issuer, or if a scheme is proposed with regard to such acquisition, give notice in writing of such offer or scheme to the Trustee and the Bondholders at the same time as any notice thereof is sent to its Shareholders (or as soon as practicable thereafter) that details concerning such offer or scheme may be obtained from the specified offices of the Paying and Conversion Agents and, where such an offer or scheme has been recommended by the Board of Directors of the Issuer, or where such an offer has become or been declared unconditional in all respects or such scheme has become effective, use all reasonable endeavours to procure that a like offer or scheme is extended to the holders of any Ordinary Shares issued during the period of the offer or scheme arising out of the exercise of the Conversion Rights by the Bondholders and/or to the holders of the Bonds (which like offer or scheme in respect of such Bondholders shall entitle any such Bondholders to receive the same type and amount of consideration it would have received had it held the number of Ordinary Shares to which such Bondholder would be entitled assuming he were to exercise his Conversion Rights in the relevant Change of Control Period);

(g)                                  use all reasonable endeavours to ensure that the Ordinary Shares issued upon exercise of Conversion Rights will, as soon as is practicable, be admitted to listing and to trading on the Relevant Stock Exchange and will be listed, quoted or dealt in, as soon as is practicable, on any other stock exchange or securities market on which the Ordinary Shares may then be listed or quoted or dealt in (but so that this undertaking shall be considered as not being breached as a result of a Change of Control (whether or not recommended or approved by the Board of Directors of the Issuer) that causes or gives rise to, whether following the operation of any applicable compulsory acquisition provision or otherwise, (including at the request of the person or persons controlling the Issuer as a result of the Change of Control) a de-listing of the Ordinary Shares);

(h)                                 for so long as any Bond remains outstanding, use all reasonable endeavours to ensure that its issued and outstanding Ordinary Shares shall be admitted to listing on the Relevant Stock Exchange (but so that this undertaking shall be considered as not being breached as a result of a Change of Control (whether or not recommended or approved by the Board of Directors of the Issuer) that causes or gives rise to, whether following the operation of any applicable compulsory acquisition provision or otherwise, (including at the request of the person or persons controlling the Issuer as a result of the Change of Control) a de-listing of the Ordinary Shares);

(i)                                     issue, allot and deliver Ordinary Shares on exercise of Conversion Rights in accordance with these Conditions and at all times ensure that it has authority to issue free from pre-emptive rights or other similar rights out of its authorised but unissued share capital such number of

Ordinary Shares as would enable the Conversion Rights that remain exercisable, and all other rights of subscription and exchange for and conversion into Ordinary Shares to be satisfied in full;

(j)                                    (i) use all reasonable endeavours to procure that the terms of Conditions 6.2(j), 6.7 and 7.5 are approved by a resolution of the shareholders of the Issuer in a general meeting, and in connection therewith to propose a resolution to such effect at the next general meeting of shareholders of the Issuer held after the Closing Date; (ii) give notice to the Bondholders in accordance with Condition 16 within 7 days following such general meeting, confirming whether or not the resolution has been approved by the shareholders; and (ii) immediately following approval of such resolution to file a copy thereof with the Clerk of the Commercial Court of Leuven (greffe du tribunal de commercel/griffie van de rechtbank van koophandel);

(k)                                 (i) on the Closing Date, deduct the Initial Escrow Amount from the net proceeds of issue of the Bonds and transfer such Initial Escrow Amount to the Escrow Account; and (ii) not (and will procure that the Guarantor does not) at any time withdraw or otherwise seek to use, secure or employ any funds so transferred into the Escrow Account other than in circumstances permitted by Condition 3.2 and the Escrow Deed.

The Issuer and the Guarantor have undertaken in the Trust Deed to deliver to the Trustee annually a certificate signed by two directors of the Issuer and the Guarantor, as to there not having occurred an Event of Default or Potential Event of Default (as defined in the Trust Deed) since the date of the last such certificate or if such event has occurred as to the details of such event.  The Trustee will be entitled to rely without liability on such certificate and shall not be obliged to independently monitor whether an Event of Default or Potential Event of Default has occurred or monitor compliance by the Issuer or the Guarantor with the undertakings set forth in this Condition 11, nor be liable to any person for not so doing.

12.                               PRESCRIPTION

Claims against the Issuer and the Guarantor for payment in respect of the Bonds shall be prescribed and become void unless made within ten years (in the case of principal or guarantee payments in respect thereof) or five years (in the case of interest or any guarantee payments in respect thereof) from the appropriate Relevant Date in respect of such payment and thereafter any principal, interest or other amounts payable in respect of such Bonds shall be forfeited and revert to the Issuer.

Claims in respect of any other amounts payable in respect of the Bonds shall be prescribed and become void unless made within ten years following the due date for payment thereof.

13.                               MEETINGS OF BONDHOLDERS, MODIFICATION AND WAIVER, SUBSTITUTION

13.1                        Meetings of Bondholders

All meetings of Bondholders will be held in accordance with the provisions of Article 568 sq. of the Belgian Company Code with respect to meetings of Bondholders; provided however that the Issuer shall, at its own expense, promptly convene a meeting of Bondholders upon demand of the Trustee, and the Trustee shall so demand upon the request in writing of Bondholders holding not less than one-fifth of the aggregate principal amount of the outstanding Bonds. Subject to the quorum and majority requirements set out in Article 574 of the Belgian Company Code, and if required thereunder subject to validation by the court of appeal of Brussels, the meeting of Bondholders shall be entitled to exercise the powers set out in Article 568 of the Belgian Company Code and to modify or waive any provision of these Conditions, provided however that the following matters may only be sanctioned by an Extraordinary Resolution passed at a meeting of Bondholders in accordance with Article 568 of the Belgian Company Code: (i) proposal to change any date fixed for payment of any principal or interest in respect of the Bonds, to reduce the amount of principal or interest payable on any date in respect of the Bonds or to alter the method of calculating the amount of any payment in respect of the Bonds on redemption or maturity or the date for any such payment; (ii) proposal to effect the exchange, conversion or substitution of the Bonds for, or the conversion of the Bonds into, shares, bonds or other obligations or securities of the Issuer or any other person or body corporate formed or to be formed (other than as permitted under these Conditions and the Trust Deed); (iii) proposal to change the currency in which amounts due in respect of the Bonds are payable; (iv) proposal to modify the provisions relating to, or cancel, the Conversion Rights (other than a reduction to the Conversion Price); or (v) proposal to change the quorum required at any meeting of Bondholders or the majority required to pass an Extraordinary Resolution. Resolutions duly passed in accordance with these provisions shall be binding on all Bondholders, whether or not they are present at the meeting and whether or not they vote in favour of such a resolution.

Convening notices for meetings of Bondholders shall be made in accordance with Article 570 of the Belgian Company Code, which at the Closing Date required an announcement to be published not less than fifteen days prior to the meeting in the Belgian Official Gazette (Moniteur Belge/Belgisch Staatsblad) and in a newspaper of national distribution in Belgium.

The Trust Deed provides that a resolution in writing signed by or on behalf of holders of 100 per cent. of the aggregate principal amount of the Bonds outstanding shall for all purposes be as valid and effective as an Extraordinary Resolution passed at a meeting of Bondholders duly convened and held. Such a resolution in writing may be contained in one document or several documents in the same form, each signed by or on behalf of one or more Bondholders.

13.2                        Modification, Waiver, Authorisation and Determination

The Trustee may agree, without the consent of the Bondholders, to (a) any modification of any of the provisions of the Trust Deed, any trust deed supplemental to the Trust Deed, the Agency Agreement, any agreement supplemental to the Agency Agreement, the Escrow Deed, any deed supplemental to the Escrow Deed, the Bonds or these Conditions which, in the opinion of the Trustee, is of a formal, minor or technical nature or is made to correct a manifest error or an error which, in the opinion of the Trustee, is proven, or to comply with mandatory provisions of law, and (b) any other modification (except such modifications set out in (i) to (v) in Condition 13.1 above) to the Trust Deed, any trust deed supplemental to the Trust Deed, the Agency Agreement, any agreement supplemental to the Agency Agreement, the Bonds or these Conditions, and any waiver or authorisation of any breach or proposed breach, of any of the provisions of the Trust Deed, any trust deed supplemental to the Trust Deed, the Agency Agreement, any agreement supplemental to the Agency Agreement, the Bonds or these Conditions which is, in the opinion of the Trustee, not materially prejudicial to the interests of the Bondholders.  The Trustee may, without the consent of the Bondholders, determine any Event of Default or a Potential Event of Default (as defined in the Trust Deed) should not be treated as such, provided that in the opinion of the Trustee, the interests of Bondholders will not be materially prejudiced thereby.  Any such modification, authorisation, waiver or determination shall be binding on the Bondholders and, if the Trustee so requires, shall be notified to the Bondholders promptly in accordance with Condition 16.

13.3                        Substitution

The Trust Deed contains provisions permitting the Trustee (at the expense of the Issuer, failing whom the Guarantor) to agree, without the consent of the Bondholders, to the substitution in place of the Issuer (or any previous substitute or substitutes under this Condition) as the principal debtor under the Bonds and the Trust Deed of (a) any Successor in Business (as defined in Condition 6.13) or (b) any Subsidiary of the Issuer, in each case, as principal debtor under the Trust Deed and the Bonds (a Substitution).  Such Substitution shall be subject to (i) the relevant provisions of the Trust Deed; (ii) the Guarantee continuing in full force and effect; and (iii) save in the case of a Substitution in place of the Issuer of a Successor in Business, the Bonds being unconditionally and irrevocably guaranteed by the Issuer and continuing to be convertible or exchangeable into Ordinary Shares as provided in these Conditions mutatis mutandis, or, in the case of a substitution in place of the Issuer of a Successor in Business, the Bonds being exchangeable into the class and amount of shares and other securities and property of the Successor in Business as prescribed by and in accordance with Condition 6.13, provided that in any such case, (A) the Trustee being satisfied that the interests of the Bondholders will not be materially prejudiced by the substitution, and (B) the relevant conditions for substitution set out in the Trust Deed being complied with.  In the case of such a substitution the Trustee may agree, without the consent of the Bondholders, to a change of the law governing the Bonds and/or the Trust Deed provided that such change would not in the opinion of the Trustee be materially prejudicial to the interests of the Bondholders.  Any such substitution shall be binding on the Bondholders and shall be notified promptly to the Bondholders.

13.4                        Entitlement of the Trustee

In connection with the exercise of its functions (including but not limited to those referred to in this Condition) and the exercise or performance of any right, power, trust, authority, duty or discretion under or in relation to these Conditions (including, without limitation, in relation to any modification, waiver, authorisation, determination or substitution as referred to above), the Issuer, the Guarantor, the Paying and Conversion Agents and the Trustee shall:

(a)                                 (subject to Condition 8.1 as regards discharge of payment obligations) deem and treat each person shown in the records of (i) the NBB System or (ii) Euroclear, Clearstream, Luxembourg or any other clearing system that is a direct participant in the NBB System, as the holder of a particular principal amount of the Bonds as a Bondholder; and

(b)                                 have regard to the interests of the Bondholders as a class but shall not have regard to any interests arising from circumstances particular to individual Bondholders (whatever their number) and, in particular but without limitation, shall not have regard to the consequences of the exercise or performance of its trusts, powers or discretions for individual Bondholders (whatever their number) resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to the jurisdiction of, any particular territory or any political subdivision thereof, and the Trustee shall not be entitled to require, nor shall any Bondholder be entitled to claim, from the Issuer, the Guarantor, the Trustee or any other person any indemnification or payment in respect of any tax consequences of any such exercise upon individual Bondholders.

13.5                        Meetings of Shareholders

Bondholders shall be entitled to attend all meetings of shareholders of the Issuer in accordance with Article 537 of the Belgian Company Code and to receive any documents that are to be distributed to them in accordance with Articles 535 and 553 of the Belgian Company Code.  Bondholders who attend any meetings of shareholders of the Issuer shall be entitled only to a consultative vote in accordance with Belgian law.

14.                               ENFORCEMENT

The Trustee may at any time, at its discretion and without notice, take such proceedings against the Issuer and/or the Guarantor as it may think fit to enforce the provisions of the Trust Deed and the Bonds, but it shall not be bound to take any such proceedings or any other action in relation to the Trust Deed or the Bonds unless (a) it shall have been so directed by an Extraordinary Resolution of the Bondholders or so requested in writing by the holders of at least one-quarter in principal amount of the Bonds then outstanding, and (b) it shall have been indemnified and/or secured and/or prefunded to its satisfaction.  No Bondholder shall be entitled to proceed directly against the Issuer or the Guarantor unless the Trustee, having become bound so to proceed, fails so to do within a reasonable period and the failure shall be continuing.

15.                               THE TRUSTEE

The Trust Deed contains provisions for the indemnification of the Trustee and for its relief from responsibility, including relieving it from taking proceedings unless indemnified and/or secured and/or prefunded to its satisfaction.  The Trustee is entitled to enter into business transactions with the Issuer and the Guarantor and any entity related to the Issuer or the Guarantor without accounting for any profit and to act as trustee for the holders of any other securities issued or guaranteed by, or relating to, the Issuer, the Guarantor and/or any Group Company, to exercise and enforce its rights, comply with its obligations and perform its duties under or in relation to any such transactions or, as the case may be, any such trusteeship without regard to the interests of, or consequences for, the Bondholders and to retain and not be liable to account for any profit made or any other amount or benefit received thereby or in connection therewith.  The Trustee may rely, without liability to Bondholders, on a report, confirmation or certificate or any advice of the Issuer, the Guarantor, any accountants, financial advisers or financial institution, whether or not addressed to it and whether their liability in relation thereto is limited (by its terms or by any engagement letter relating thereto entered into by the Trustee or in any other manner) by reference to a monetary cap, methodology or otherwise and, if so relied upon, such report, confirmation or certificate or advice shall be binding on the Issuer, the Guarantor, the Trustee and the Bondholders in the absence of manifest error.

16.                               NOTICES

All notices regarding the Bonds will be valid if published:

(a)                                 through the electronic communication system of Bloomberg;

(b)                                 (so long as the Bonds are listed on the Open Market (Freiverkehr) segment of the Frankfurt Stock Exchange or another market or exchange) in such manner (if any) as may be required by the rules of such market or exchange; and

(c)                                  (in respect of a notice convening a Bondholder meeting)  in accordance with Article 570 of the Belgian Company Code (as further described in Condition 13.1).

Any such notice shall be deemed to have been given on the date of such publication or, if required to be published in more than one newspaper or in more than one manner, on the date of the first such publication in all the required newspapers or in each required manner.

For so long as the Bonds are held by or on behalf of the NBB System, notices to Bondholders may also be delivered to the NBB System for onward communication to Bondholders via participants in the NBB System in substitution for publication as provided under (a) above (but, for the avoidance of doubt, without prejudice to any required publication in accordance with (b) or (c)).  Any such notice shall be deemed to have been given to Bondholders on the calendar day after the date on which the said notice was given to the NBB System.

If publication as provided above is not practicable, notice will be given in such other manner, and shall be deemed to have been given on such date, as the Trustee may approve.

17.                               FURTHER ISSUES

The Issuer may from time to time without the consent of the Bondholders create and issue further securities either having the same terms and conditions in all respects as the Bonds (or in all respects except for the first date on which conversion rights may be exercised) and so that such further issue shall be consolidated and form a single series with the Bonds (referred to herein as the Further Bonds) or upon such terms as the Issuer may determine at the time of their issue.  Any Further Bonds shall be constituted by a deed supplemental to the Trust Deed.

18.                               CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

No person shall have any right to enforce any term or condition of the Bonds under the Contracts (Rights of Third Parties) Act 1999.

19.                               GOVERNING LAW AND JURISDICTION

19.1                        Governing law

The Trust Deed, the Agency Agreement, the Calculation Agency Agreement and the Bonds and any non-contractual obligations arising out of or in connection therewith are governed by, and shall be construed in accordance with, English law, save that Condition 13.1 and any matter relating to the dematerialised form of the Bonds and the issue of Ordinary Shares and Additional Ordinary Shares following conversion (and any non-contractual obligations arising out of or in connection therewith) shall be governed by, and construed in accordance with, Belgian law.

19.2                        Jurisdiction

The courts of England are to have jurisdiction to settle any disputes which may arise out of or in connection with the Trust Deed or the Bonds (including any dispute relating to any non-contractual obligations arising out of or in connection with therewith) and accordingly any legal action or proceedings arising out of or in connection with the Trust Deed or the Bonds (including any dispute relating to any non-contractual obligations arising out of or in connection therewith) (Proceedings) may be brought in such courts.  Each of the Issuer and the Guarantor has in the Trust Deed irrevocably submitted to the jurisdiction of such courts and has waived any objection to Proceedings in such courts whether on the ground of venue or on the ground that the Proceedings have been brought in an inconvenient forum.  This submission is made for the benefit of the Trustee and each of the Bondholders and shall not limit the right of any of them to take Proceedings in any other court of competent jurisdiction nor shall the taking of Proceedings in one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction (whether concurrently or not).

19.3                        Agent for Service of Process

Each of the Issuer and the Guarantor has irrevocably appointed Law Debenture Corporate Services Limited at its registered office for the time being, currently at 100 Wood Street, London EC2V 7EX, as its agent in England to receive service of process in any Proceedings in England.  Nothing herein or in the Trust Deed shall affect the right to serve process in any other manner permitted by law.

SCHEDULE 3

FORM OF DIRECTORS’ CERTIFICATE

ON THE HEADED PAPER OF THE [ISSUER/GUARANTOR]

To:	BNP Paribas Trust Corporation UK Limited
55 Moorgate
London EC2R 6PA
United Kingdom

For the attention of: The Directors

[Date]

Dear Sirs

€25,000,000 9 per cent. Senior Unsecured Convertible Bonds due 2018

This certificate is delivered to you in accordance with Clause 13(f) of the Trust Deed dated 6 March, 2015 (the Trust Deed) and made between TiGenix NV (the Issuer), TiGenix S.A.U. (the Guarantor) and BNP Paribas Trust Corporation UK Limited (the Trustee).  All words and expressions defined in the Trust Deed shall (save as otherwise provided herein or unless the context otherwise requires) have the same meanings herein.

We hereby certify that:

(a)                                 as at [  ](1), no Event of Default, Potential Event of Default or Change of Control existed [other than [  ]](2) and no Event of Default, Potential Event of Default or Change of Control had existed or happened at any time since [  ](3) [the certification date (as defined in the Trust Deed) of the last certificate delivered under Clause 13(f)](4) [other than [   ]](5); and

(b)                                 from and including [   ](3) [the certification date of the last certificate delivered under Clause 13(f)](4) to and including [  ](1), each of the Issuer and the Guarantor has complied in all respects with its obligations under the Trust Deed, the Conditions and the Bonds [other than [  ]](6).

For and on behalf of

[ISSUER]/[GUARANTOR]

Director	Director

(1)                                 Specify a date not more than 7 days before the date of delivery of the certificate.

(2)                                 If any Event of Default, Potential Event of Default or Change of Control did exist, give details; otherwise delete.

(3)                                 Insert date of Trust Deed in respect of the first certificate delivered under Clause 13(f), otherwise delete.

(4)                                 Include unless the certificate is the first certificate delivered under Clause 13(f), in which case delete.

(5)                                 If any Event of Default, Potential Event of Default or Change of Control did exist or had happened, give details; otherwise delete.

(6)                                 If the Issuer and/or Guarantor has failed to comply with any obligation(s), give details; otherwise delete.

SIGNATORIES

This Trust Deed is delivered as a deed on the date stated at the beginning.

EXECUTED as a deed
by TIGENIX NV

By:

EXECUTED as a deed
by TIGENIX S.A.U.

By:

Given under the Common Seal of
BNP PARIBAS TRUST
CORPORATION UK LIMITED	)
as Trustee:	)

By:

Director

Director/Authorised Signatory